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                                EXHIBIT 10.6

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                                CREDIT AGREEMENT

                                     Among

                                BEC GROUP, INC.,
                                  as Borrower,

                                      and

                               NATIONSBANK, N.A.,
                            EUROPEAN AMERICAN BANK,
                         NATIONAL CITY BANK, KENTUCKY,

                                      and

                        THE OTHER FINANCIAL INSTITUTIONS
                       FROM TIME TO TIME PARTIES HERETO,
                                  as Lenders,

                                      and

                               NATIONSBANK, N.A.,
                                   as Agent.



                           Dated as of April 3, 1996




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                               TABLE OF CONTENTS
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                                                        ARTICLE 1

                                                       DEFINITIONS
         SECTION 1.1              Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.2              Rules of Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                        ARTICLE 2

                                                      The Term Loan

         SECTION 2.1              Term Loan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 2.2              Term Loan Advance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 2.3              Payment of Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 2.4              Payment of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 2.5              Manner of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         SECTION 2.6              Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 2.7              Mandatory Prepayments.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 2.8              Borrower's Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 2.9              Term Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 2.10             Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 2.11             Conversions and Elections of Subsequent
                                  Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 2.12             Pro Rata Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 2.13             Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                                        ARTICLE 3

                                                     REVOLVING LOANS

         SECTION 3.1              The Revolving Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 3.2              Payment of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         SECTION 3.3              Payment of Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 3.4              Manner of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         SECTION 3.5              Voluntary Commitment Reductions . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         SECTION 3.6              Intentionally Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 3.7              Increase and Decrease in Amounts  . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 3.8              Borrower's Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 3.9              Revolving Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 3.10             Interest Periods. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 3.11             Pro Rata Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 3.12             Conversions and Elections of Subsequent
                                  Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 3.13             Unused Fee and Upfront Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 3.14             Deficiency Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 3.15             Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 3.16             Additional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43





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                                                        ARTICLE 4

                                                   LETTERS OF CREDIT

         SECTION 4.1              Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 4.2              Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 4.3              Letter of Credit Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 4.4              Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                        ARTICLE 5

                                             YIELD PROTECTION AND ILLEGALITY

         SECTION 5.1              Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         SECTION 5.2              Suspension of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 5.3              Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 5.4              Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 5.5              Alternate Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         SECTION 5.6              Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                                                        ARTICLE 6

                                                         SECURITY

         SECTION 6.1              Security Interest.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 6.3              Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 6.4              Pledge of Intercompany Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 6.5              Lease Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 6.6              Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

                                                        ARTICLE 7

                                                   CONDITIONS PRECEDENT

         SECTION 7.1              Conditions to Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 7.2              Conditions to Initial Advance and
                                  Issuance of Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         SECTION 7.3              Conditions of All Advances and
                                  Issuances of Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . .  61

                                                        ARTICLE 8

                                              REPRESENTATIONS AND WARRANTIES

         SECTION 8.1              Organization and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 8.2              Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 8.3              Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 8.4              Subsidiaries and Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 8.5              Ownership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 8.6              Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 8.7              Title to Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
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
         SECTION 8.8              Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         SECTION 8.9              Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         SECTION 8.10             Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         SECTION 8.11             Margin Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         SECTION 8.12             Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         SECTION 8.13             Patents, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 8.14             No Untrue Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 8.15             No Consents, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 8.16             Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 8.17             No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 8.18             Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 8.19             Employment Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 8.20             Spinoff and Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

                                                        ARTICLE 9

                                                  AFFIRMATIVE COVENANTS

         SECTION 9.1              Financial Reports, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         SECTION 9.2              Maintain Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         SECTION 9.3              Existence, Qualification, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         SECTION 9.4              Regulations and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         SECTION 9.5              Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         SECTION 9.6              True Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         SECTION 9.7              Right of Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         SECTION 9.8              Observe all Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         SECTION 9.9              Covenants Extending to Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . .  74
         SECTION 9.10             Officer's Knowledge of Default  . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         SECTION 9.11             Suits or Other Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         SECTION 9.12             Notice of Discharge of Hazardous
                                  Material or Environmental Complaint . . . . . . . . . . . . . . . . . . . . . . . .  74
         SECTION 9.13             Environmental Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         SECTION 9.14             Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         SECTION 9.15             Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         SECTION 9.16             Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         SECTION 9.17             Termination Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         SECTION 9.18             ERISA Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         SECTION 9.19             Continued Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         SECTION 9.20             Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         SECTION 9.21             New Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         SECTION 9.22             Rate Hedging Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

                                                        ARTICLE 10

                                                    NEGATIVE COVENANTS

         SECTION 10.1             Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         SECTION 10.2             Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         SECTION 10.3             Investments; Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         SECTION 10.4             Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         SECTION 10.5             Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
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
         SECTION 10.6             Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         SECTION 10.7             Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         SECTION 10.8             Dissolution, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         SECTION 10.9             Rate Hedging Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         SECTION 10.10            Dividends, Redemptions and Other Payments . . . . . . . . . . . . . . . . . . . . .  84
         SECTION 10.11            Subordinated Debt and TIA Debt  . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         SECTION 10.12            Defaults Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 10.13            Compensation; Reimbursement of Expenses . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 10.14            Change in Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 10.15            Limitations on Sales and Leasebacks . . . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 10.16            Negative Pledge Clauses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 10.17            Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

                                                        ARTICLE 11

                                                   FINANCIAL COVENANTS

         SECTION 11.1             Consolidated Fixed Charge Ratio . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 11.2             Consolidated Funded Indebtedness to
                                  Consolidated EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 11.3             Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 11.4             Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         SECTION 11.5             Special Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88

                                                        ARTICLE 12

                                                    EVENTS OF DEFAULT

         SECTION 12.1             Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         SECTION 12.2             Agent to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         SECTION 12.3             Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         SECTION 12.4             No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         SECTION 12.5             Allocation of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92

                                                        ARTICLE 13

                                                        THE AGENT

         SECTION 13.1             Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         SECTION 13.2             Attorneys-in-fact . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         SECTION 13.3             Limitation on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         SECTION 13.4             Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         SECTION 13.5             Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         SECTION 13.6             No Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         SECTION 13.7             Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         SECTION 13.8             Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         SECTION 13.9             Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         SECTION 13.10            Sharing of Payments, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
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                                                       ARTICLE 14

                                             ASSIGNMENTS AND PARTICIPATIONS
         SECTION 14.1             Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         SECTION 14.2             Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99

                                                        ARTICLE 15

                                                    GENERAL PROVISIONS

         SECTION 15.1             Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         SECTION 15.2             Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         SECTION 15.3             Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 15.4             Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 15.5             Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         SECTION 15.6             Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         SECTION 15.7             Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         SECTION 15.8             Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         SECTION 15.9             Headings and References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         SECTION 15.10            Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         SECTION 15.11            Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         SECTION 15.12            Agreement Controls  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         SECTION 15.13            Usury Savings Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         SECTION 15.14            Governing Law; Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

EXHIBIT A           Applicable Commitment Percentages   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
EXHIBIT B           Form of Assignment and Acceptance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
EXHIBIT C           Form of Notice of Appointment (or Revocation) of
                    Authorized Representative   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
EXHIBIT D           Form of Borrowing Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . D-1
EXHIBIT E           Form of Guaranty Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . E-1
EXHIBIT F           Form of Interest Rate Selection Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1
EXHIBIT G           Form of Stock Pledge Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . G-1
EXHIBIT H           Form of Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . H-1
EXHIBIT I-1         Form of Term Loan Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1-1
EXHIBIT I-2         Form of Revolving Credit Note   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2-1
EXHIBIT J           Form of Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . J-1
EXHIBIT K           Form of Intellectual Property Security Agreement    . . . . . . . . . . . . . . . . . . . . . . . K-1
EXHIBIT L           Form of Partnership Interest Assignment Agreement   . . . . . . . . . . . . . . . . . . . . . . . L-1
EXHIBIT M           Upfront Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . M-1
EXHIBIT N           Forms of Opinions of Counsel to the Borrower and
                    the Guarantors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N-1
EXHIBIT O           Form of Compliance Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . O-1
EXHIBIT P           Form of Landlord Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . P-1
EXHIBIT Q           Form of Lease Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Q-1

Schedule 1                        Material Leased Facilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-1
Schedule 8.4                      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-2

                                                                                                                 Page
                                                                                                                 ----
Schedule 8.5                      Ownership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-3
Schedule 8.6                      Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-4

Schedule 8.7                      Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-5
Schedule 8.8                      Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-6
Schedule 8.10                     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-7
Schedule 8.13                     Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-8
Schedule 8.15                     Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sch-9
Schedule 8.16                     Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-10
Schedule 8.18                     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-11
Schedule 8.19                     Employment Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-12
Schedule 9.5                      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-13
Schedule 10.1                     Existing Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-14
Schedule 10.4                     Mergers and Consolidations  . . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-15
Schedule 10.5                     Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . .  Sch-16

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "Agreement") made as of this 3rd day of April, 1996 by and among BEC GROUP, INC., a Delaware corporation having its chief executive office in Rye, New York (the "Borrower"), EACH LENDER EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other lender which may hereafter execute and deliver an instrument of assignment and assumption with respect to this Agreement pursuant to Section 14.1 hereof (hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders") and NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States of America ("NationsBank") in its capacity as agent for the Lenders (in such capacity, and any successor appointed in accordance with the terms of Section 13.9 hereof, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders and the Agent enter into this Agreement and make available to the Borrower hereunder credit facilities in an aggregate principal amount of $50,000,000 consisting of a term loan facility in the principal amount of $20,000,000 and a revolving credit facility in the maximum aggregate principal amount at any time outstanding of $30,000,000, which shall include a letter of credit subfacility of up to $5,000,000; and

         WHEREAS, the Lenders are willing to make all such credit facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms, covenants, provisions and conditions hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

         SECTION 1.1 DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                 "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person for which the Cost of Acquisition equals or exceeds two percent (2%) of Consolidated Total Assets determined as of the last day of the fiscal quarter of the Borrower immediately preceding the date of the agreement related to such Acquisition;

                 "Advance" means (a) the advance of the Term Loan and (b) any borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan, as the case may be;

                 "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower; (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock of the Borrower; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting stock, by contract or otherwise;

                 "Applicable Commitment Percentage" means, at any time for each Lender with respect to the Total Credit Commitment (including its Participations and its obligations hereunder to Issuing Bank to acquire Participations), a fraction (expressed as a percentage), (A) the numerator of which shall be the sum of such Lender's Revolving Credit Commitment and Term Loan Commitment at such date of determination (which as of the Closing Date are set forth on Exhibit A attached hereto and incorporated herein by reference), and (B) the denominator of which shall be the Total Credit Commitment at such date of determination; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section
         14.1 hereof;

                 "Applicable Margin" means for purposes of calculating (i) the applicable interest rate for the Interest Period for any Eurodollar Rate Loan or the applicable rate of the Issuing Bank's fee for the issuance of any Standby Letters of Credit, (ii) the applicable interest rate for any Base Rate Loan, (iii) the applicable rate of the Issuing Bank's fee for the issuance of any Commercial Letters of Credit and (iv) the applicable rate of the Unused Fee for any date for purposes of Section 3.13 hereof, that percent per annum set forth below, which shall be (A) determined as of each Determination Date based upon the computations set forth in the compliance certificates delivered to the Agent pursuant to Sections 8.6, 9.1(a)(ii), 9.1(b)(ii) and 9.1(c) hereof, subject to review and approval of such computations by the Agent, and delivered to the Agent not later than the time set forth in Sections 8.6, 9.1(a), 9.1(b) and 9.1(c) hereof (the "Compliance Date") and (B) applicable to all Eurodollar Rate Loans and Base Rate Loans made, renewed or converted, Standby Letters of Credit and Commercial Letters of Credit outstanding and any Unused Fee due and payable, on or after the most recent Compliance Date to occur based upon the ratio of Consolidated Funded Indebtedness as at the Determination Date to Consolidated EBITDA for the Four-Quarter-Period then ended, as specified below:

     Ratio of             Applicable
   Consolidated           Margin for
      Funded            Eurodollar Rate                                             Applicable Margin
  Indebtedness to          Loans and          Applicable                              for Commercial
  Consolidated          Standby Letters    Margin for Base    Applicable Margin         Letter of
      EBITDA             of Credit Fee        Rate Loans       for  Unused Fee         Credit Fee
      ------                ----------        ----------       ---------------        ----------------
 Greater than or
 equal to 3.00 to
 1.00                       1.625%              .375%               .375%                  .50%

 Greater than or
 equal to 2.25 to
 1.00 but less
 than 3.00 to
 1.00                       1.375%              .125%               .300%                 .375%

 Greater than or
 equal to 2.00 to
 1.00 but less
 than 2.25 to
 1.00                       1.125%              .000%               .250%                  .30%

 Greater than or
 equal to 1.25 to
 1.00 but less
 than 2.00 to
 1.00                        .875%              .000%               .225%                  .25%


 Less than 1.25
 to 1.00                     .625%              .000%               .200%                  .20%

         provided, however, the calculation of Consolidated EBITDA for each Determination Date prior to June 30, 1997 shall be based upon the pro forma income statements delivered pursuant to Section 9.1 hereof with respect to the Four-Quarter Period ending on such Determination Date.

                 "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit executed by the Borrower from time to time and delivered to Issuing Bank to support the issuance of Letters of Credit;

                 "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, other than as permitted under Section 10.4 hereof, of (a) any or all of the assets of the Borrower or its Subsidiaries, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, any of the capital stock of any Subsidiary (other than a disposition to a Guarantor).

                 "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B attached hereto and incorporated herein by reference (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 14.1;

                 "Authorized Representative" means any of the Chairman, President, Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Borrower and, with respect to financial matters, the Chief Financial Officer, Vice President-Finance or Controller of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as Exhibit C and incorporated herein by reference;

                 "Base Rate" means the per annum rate of interest equal to the sum of (a) the greater of (i) the Prime Rate or (ii) the Federal Funds Rate plus one-half of one percent (.5%) plus (b) the Applicable Margin for Base Rate Loans. Each change in such Base Rate shall be effective as of the effective date of any change in the Prime Rate or the Federal Funds Rate giving rise thereto;

                 "Base Rate Loan" means any Revolving Loan or a Segment of the Term Loan for which the rate of interest is determined by reference to the Base Rate;

                 "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate;

                 "BEC Distribution" means BEC Distribution, Inc., a Delaware corporation;

                 "Benson" means Benson Eyecare Corporation, a Delaware corporation;

                 "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                 "Bolle America" means Bolle America, Inc., a Delaware corporation;

                 "Bonneau" means The Bonneau Company, a Texas corporation and wholly owned subsidiary of the Borrower;

                 "Borrower's Account" means demand deposit account number 001841311 (North Carolina) with the Agent, or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent;

                 "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Term Loan Facility or the Revolving Credit Facility, in the form attached hereto as Exhibit D and incorporated herein by reference;

                 "Breakage Event" has the meaning set forth in Section 5.4 hereof;

                 "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the State of New York or State of North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina;

                 "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 9.1(a) or (b) hereof, and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 9.1(a) hereof), all the foregoing in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; provided, however, for the purposes of calculating the Borrower's Consolidated Fixed Charge Ratio, "Capital Expenditures" shall only include capital expenditures for the purchase of Displays in excess of $6,000,000 during the period of determination;

                 "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles, including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof, applied on a Consistent Basis;

                 "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 7.1 hereof have been satisfied or waived;

                 "Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder;

                 "Collateral" means the collateral described in the Stock Pledge Agreements and the Security Instruments;

                 "Commercial Letter of Credit" means an irrevocable documentary letter of credit issued hereunder for the account of the Borrower; provided that the expiry date of a Commercial Letter of Credit shall not be later than six (6) months subsequent to the date of issuance thereof;

                 "Common Stock" means the common stock, par value $.01 per share, of the Borrower;

                 "Compliance Date" has the meaning assigned to such term in the definition of "Applicable Margin" in Section 1.1 hereof;

                 "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 8.6(a) hereof;

                 "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, and (v) depreciation, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the period of computation thereof, the ratio of (i) Consolidated EBITDA for such period less (A) Capital Expenditures for such period and (B) the amount of depreciation during such period in excess of $6,000,000 attributable to Displays, to (ii) Consolidated Fixed Charges for such period;

                 "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Interest Expense less non-cash interest expense with respect to the Subordinated Debt, (ii) the principal amount of Consolidated Funded Indebtedness due and payable during such period, (iii) all dividends and other distributions (other than distributions in the form of any stock (including without limitation capital stock of the Borrower), security, note or other instrument) paid during such period (regardless of when declared) on any shares of capital stock of the Borrower then outstanding, including without limitation its Common Stock, (iv) all payments under Capital Leases made during such period and (v) all state and Federal taxes paid in cash during such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Funded Indebtedness" means, with respect to the Borrower and its Subsidiaries, at any time as of which the amount thereof is to be determined, the sum of (i) Indebtedness for Money Borrowed of the Borrower and its Subsidiaries at such time less the amount of all outstanding Subordinated Debt at such time and (ii) the face amount of all outstanding letters of credit issued for the account of the Borrower or any of its Subsidiaries and all obligations (to the extent not duplicative) arising under such letters of credit, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense,

         (ii) the current amortized portion of all fees (including, without limitation, fees payable in respect of a Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Net Income" means, for any period of computation thereof, the net income of the Borrower and its Subsidiaries, but excluding as income any net gain or credit of an extraordinary nature, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Net Worth" means at any time as of which the amount thereof is to be determined, Consolidated Shareholders' Equity;

                 "Consolidated Pretax Income" means, for any period of computation thereof, Consolidated Net Income plus all taxes on income of the Borrower and its Subsidiaries, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Shareholders' Equity" means at any time as of which the amount thereof is to be determined, the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding intercompany items among the Borrower and its Subsidiaries and any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained income (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment) minus (iv) the amount of any treasury stock, all as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Total Assets" means, as at any time of calculation thereof, the net book value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Contingent Obligation" of any Person means all contingent liabilities (other than obligations of the Borrower and its Subsidiaries with respect to the fulfillment of purchase orders issued in the ordinary course of business) required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                      (i) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

                     (ii) to advance or supply funds in any manner (A) for the purchase or payment of such Indebtedness or other obligation, or (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                    (iii) to grant or convey any Lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                     (iv) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                      (v) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof.

         With respect to Contingent Obligations (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the present value of the amount which can reasonably be expected to become an actual or matured liability;

                 "Core Business" means, with respect to the Borrower and its Subsidiaries, the business of subcontracting, selling, distributing and marketing sunglasses and nonprescription eyeglasses (including frames, accessories and other parts thereof) and the manufacturing and distributing of high intensity illumination systems for industrial, medical and cinematic uses and specialized photo exposure systems used in the production of circuit boards, microcircuits, flexible circuits and flat panel displays, in each case whether within or outside of the United States of America;

                 "Corporate Guarantors" means BEC Distribution, Bolle America, Bonneau, Bonneau Holdings, Bonneau General, Optical Radiation, O-Ray, ORC, ORC Caribe, and Opti-Ray;

                 "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of Borrower or any Subsidiary to be transferred in connection therewith, (ii) any cash or other property (excluding property described in clause (i)) and the unpaid principal amount of any debt instrument given as consideration,
         (iii) any Indebtedness assumed by the Borrower or its Subsidiaries in connection with such Acquisition, and (iv) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such a transaction, and other similar transaction costs so incurred (all such costs in excess of such amount being included as a "Cost of Acquisition" for such transaction). For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of the Borrower shall be valued
         (I) at its market value as reported on the New York Stock Exchange with respect to shares that are freely tradeable, and (II) with respect to shares that are not freely tradeable, as determined by the Board of Directors of the Borrower and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof, (B) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of such Subsidiary and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof, and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion;

                 "Debt Offering" means the incurrence of any Indebtedness For Money Borrowed permitted hereunder whether in connection with a public or private offering of debt securities of the Borrower or any Subsidiary (other than debt securities issued to the Borrower or a Guarantor) or otherwise;

                 "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                 "Default Rate" means the Base Rate plus two percent (2%) or the maximum rate permitted by law, whichever is lower;

                 "Determination Date" means the last day of each fiscal quarter of the Borrower;

                 "Displays" means all displays for retail sales of non-prescription eyeware purchased by the Borrower or a Subsidiary in the ordinary course of business;

                 "Dollars" and the symbol "$" mean dollars constituting legal tender for the payment of public and private debts in the United States;

                 "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                      (i)         Government Securities;

                     (ii) obligations of any corporation organized under the laws of any state of the United States or under the laws of any other nation, payable in the United States, expressed to mature not later than 90 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                    (iii) interest bearing demand or time deposits issued by any Lender or certificates of deposit, bankers acceptances and other "money market instruments" maturing within one hundred eighty (180) days from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $1,000,000;

                     (iv) prime commercial paper of the Agent, each Lender or their respective affiliates, and prime commercial paper rated P-1 by Moody's, or A-1 by S&P;

                        (v)     Repurchase Agreements;

                       (vi)     Municipal Obligations;

                      (vii) shares of mutual funds which invest exclusively in obligations described in paragraphs (i) through (v) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

                     (viii) shares of "money market funds," each such fund having net assets of not less than $5,000,000,000; and

                       (ix) shares of common stock of any corporation trading on a national stock exchange or the NASDAQ National Market System having an aggregate purchase price not to exceed $3,000,000;

                 "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or is assumed by the Borrower in connection with any Acquisition or any of its ERISA Affiliates or (b) has at any time since October 16, 1992 been maintained for the employees of the Borrower or any current or former ERISA Affiliate;

                 "Environmental Laws" means any statute, law, ordinance, code, rule, regulation, order or decree, as from time to time amended and in effect, of the United States or any foreign nation or any province, territory, state, protectorate, city, town or other political subdivision thereof, regulating, relating to or imposing liability or standards of conduct concerning any hazardous, dangerous or toxic waste, substance or material (including without limitation, petroleum products, lead-based paint and asbestos-containing materials), including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act and any other "Superfund" or "Superlien" law;

                 "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment not constituting Indebtedness exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary); provided, however, the term "Equity Offering" shall not include any Equity Offering that does not result in any Net Proceeds to the Borrower or any Subsidiary;

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder;

              "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code;

                 "Eurodollar Rate" means the interest rate per annum determined pursuant to the following formula:


                                     Interbank Offered Rate           Applicable
       Eurodollar Rate = ------------------------------------------ +   Margin
                            1 -- Eurodollar Reserve Percentage


                 "Eurodollar Rate Loan" means any Revolving Loan or Segment of the Term Loan for which the rate of interest is determined by reference to the Eurodollar Rate;

                 "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

                 "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under the Regulation D of the Board, as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not the Agent has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the Agent. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage;

                 "Event of Default" means any of the occurrences set forth as such in Section 12.1 hereof;

                 "Facilities" means the Term Loan Facility, the Revolving Credit Facility and the Letter of Credit Facility;

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent in a commercially reasonable manner;

                 "Fiscal Year" means the twelve (12) month period ended December 31 of each calendar year;

                 "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan;

                 "Foster Grant Facility" means that certain distribution and office facility of Foster Grant LP located in Dallas, Texas.

                 "Foster Grant LP" means Foster Grant Group, L.P., a Delaware limited partnership;

                 "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower taken together as one accounting period;

                 "Fully Satisfied" means, with respect to the Obligations as of any date, that on or before such date, (i) the principal of and interest accrued to such date on the Loans as evidenced by the Notes and any outstanding Reimbursement Obligations shall have been paid in full in cash, (ii) the aggregate then undrawn and unexpired amount of any then outstanding Letters of Credit shall have been cash collateralized, (iii) all Swap Agreements shall have been terminated or all obligations thereunder of the Borrower shall have been cash collateralized, (iv) all fees, expenses and other amounts then due and payable which constitute Obligations shall have been paid in full in cash, and (v) the Revolving Credit Commitment shall have expired or been terminated;

                 "Funding Date" means the date on which the conditions set forth in Section 7.2 hereof have been satisfied or waived;

                 "GAAP" means those generally accepted principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the Accounting Principles Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, subject to compliance at all times with
         Section 1.2 hereof;

                 "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America;

                 "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether a state of the United States, the United States or foreign nation, state, province or other governmental instrumentality;

                 "Guarantor" means any Material Subsidiary now or hereafter party to a Guaranty including the Corporate Guarantors and the LP Guarantor;

                 "Guaranty" means collectively each Guaranty Agreement executed by a Material Subsidiary of the Borrower (whether of even date herewith or delivered after the Closing Date pursuant to Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent guaranteeing in whole or in part the payment of the Obligations, substantially in the form of Exhibit E attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced;

                 "Hazardous Material" means any material (including, without limitation, petroleum products, lead-based paint and asbestos-containing materials) that is defined or regulated as a hazardous or toxic waste, substance or material under any Environmental Law, or any material the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law;

                 "Indebtedness" of a Person shall mean, without duplication,
         (i) all Indebtedness for Money Borrowed, (ii) obligations of such Person arising under acceptance facilities, (iii) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (iv) all obligations of such Person upon which interest charges are customarily paid, other than trade payables incurred in the ordinary course of business, operating leases and taxes, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all executory obligations of such Person in respect of Rate Hedging Obligations and (vii) all Contingent Obligations in respect of Indebtedness of other Persons;

                 "Indebtedness for Money Borrowed" means for any Person all indebtedness in respect of money borrowed, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money, other than trade payables incurred in the ordinary course of business (including, but not limited to, all Subordinated Debt, the TIA Debt, and all conditional sales or similar title retention agreements);

                 "Indemnification Agreement" means that certain Indemnification Agreement dated as of February 11, 1996, as amended as of the Closing Date, among the Merger Parties;

                 "Indenture" means that certain Indenture dated on or about the Funding Date between IBJ Schroder Bank & Trust Company, as Trustee and the Borrower;

                 "Intellectual Property Security Agreement" means collectively each Intellectual Property Security Agreement executed by a Material Subsidiary of the Borrower (whether of even date herewith or delivered after the Closing Date pursuant to Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent to collaterally secure payment and performance of its obligations under the Guaranty, substantially in the form of Exhibit K attached hereto and incorporated herein by reference, as from time to time amended, modified or supplemented;

                 "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the office of the Agent then determining such rate (each such determination to be conclusive and binding) as of 11:00 A.M. Charlotte, North Carolina time two Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in Dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the Eurodollar Rate Loan. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available;

                 "Interest Period" for each Eurodollar Rate Loan means a period commencing on the date such Eurodollar Rate Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Eurodollar Rate Loan, and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                          (A) if the Authorized Representative fails to notify the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan;

                          (B) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day such Interest Period shall be extended to the next Eurodollar Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                          (C) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                          (D) no Interest Period shall extend past the Revolving Credit Termination Date or the Term Loan Termination Date;

                          (E) on any day, with respect to all Loans, there shall be not more than ten (10) Interest Periods in effect;

                 "Interest Rate Selection Notice" means the notice delivered by an Authorized Representative in connection with the election of a subsequent interest period for any Eurodollar Rate Loan or the conversion of any Eurodollar Rate Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit F attached hereto and incorporated herein by reference;

                 "Issuing Bank" means NationsBank, or any successor or replacement bank, as issuer of Letters of Credit in accordance with
         Article 4 hereof;

                 "Landlord Waivers" means, collectively, each of the Landlord Waivers delivered by the landlord of each material facility leased by the Borrower and any Guarantor listed on Schedule 1 hereto or arising after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI or Section 9.21hereof, substantially in the form of Exhibit P hereto and incorporated herein by reference;

                 "Lease Assignments" means, collectively, each Collateral Assignment of Lease assigning to the Agent each material facility lease of the Borrower and any Guarantor listed on Schedule 1 hereto or entered into after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI or Section 9.21 hereof to collaterally secure the Borrower's Obligations and the Guarantors' Obligations under the Guaranty, substantially in the form of Exhibit Q hereto and incorporated herein by reference;

                 "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Authorized Representative and the Agent as the office by which its Loans are to be made and maintained;

                 "Letter of Credit" means any Standby Letter of Credit or Commercial Letter of Credit issued by Issuing Bank for the account of the Borrower as described in Article 4 hereof;

                 "Letter of Credit Commitment" means with respect to each Lender, the obligation of such Lender to acquire Participations up to an aggregate stated amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Letter of Credit Facility" means the facilities described in
         Article 4 hereof providing for the issuance by Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment;

                 "Letter of Credit Outstandings" means all undrawn amounts of Letters of Credit plus Reimbursement Obligations;

                 "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which either of them have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

                 "Loan to Value Ratio" with respect to any real property means the ratio the numerator of which is the sum of all Indebtedness for Money Borrowed secured by a Lien on such real property and the denominator of which is the most recently appraised fair value of such real property;

                 "Loan" or "Loans" means any of the Revolving Loans or the Term Loan;

                 "Loan Documents" means this Agreement, the Notes, the Guaranty, the Security Instruments, the Lease Assignments, the Landlord Waivers and all other instruments and documents now or hereafter executed or delivered to and in favor of any Lender or the Agent in connection with the Loans or the Letters of Credit made, issued or created under this Agreement, all as from time to time amended, supplemented or replaced;

                 "LP Guarantor" means Foster Grant LP;

                 "Material Adverse Effect" means a material adverse effect on the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries on a consolidated basis or, in matters relating to ERISA, of the Borrower and its ERISA Affiliates taken as a whole;

                 "Material Subsidiary" means any direct or indirect Subsidiary of the Borrower which (i) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 9.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 8.6 hereof) (the "Required Financial Information")) or (ii) has pretax income equal to or greater than 5% of Consolidated Pretax Income (each calculated for the most recent period for which the Agent has received the Required Financial Information); provided, however, that notwithstanding the foregoing, the term "Material Subsidiaries" shall mean Subsidiaries of the Borrower that together have assets equal to not less than 95% of Consolidated Total Assets (calculated as described above) and net income of not less than 95% of Consolidated Pretax Income (calculated as described above); provided further that if more than one combination of Subsidiaries satisfies such threshold, then those Subsidiaries so determined to be "Material Subsidiaries" shall be specified by the Borrower;

                 "Merger Agreement" means the Agreement and Plan of Merger dated as of February 11, 1996 between the Merger Parties;

                 "Merger Parties" means Essilor International, S.A., a French limited liability entity, Essilor of America, Inc., a Delaware corporation, Essilor Acquisition Corporation, a Delaware corporation, Benson, the Borrower and Omega Opco, Inc., a Delaware corporation;

                 "Moody's" means Moody's Investors Service, Inc.;

              "Multiemployer Plan" means a "multiemployer plan" as defined in
         Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years;

                 "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, in their capacity as issuer of general obligations, in the highest investment rating category by both S&P and Moody's;

                 "Net Proceeds" (a) from any Equity Offering or Debt Offering means cash payments received by the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition means cash payments received by the Borrower therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale and (iii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

                 "Notes" means, collectively, the Term Notes and the Revolving Credit Notes;

                 "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or otherwise with respect to the Loans;

                 "Opti-Ray" means Opti-Ray, Inc. a New York Corporation;

                 "O-Ray" means O-Ray Holdings, Inc., a Delaware corporation and limited partner of Foster Grant LP;

                 "ORC" means Optical Radiation Corporation, a Delaware corporation;

                 "ORC Caribe" means ORC Caribe, Inc., a California corporation;

                 "Outstandings" means, at any time of determination, the sum of the Term Loan Outstandings, the Revolving Credit Outstandings and Letter of Credit Outstandings;

                 "Participation" means, with respect to any Lender (other than Issuing Bank), the extension of credit represented by the participation of such Lender hereunder in the liability of Issuing Bank in respect of a Letter of Credit issued by Issuing Bank in accordance with the terms hereof;

                 "Partnership Interest Assignment" means that certain Collateral Assignment of Partnership Interests between Bonneau General, Bonneau Holdings, O-Ray and the Agent assigning all of the general and limited partnership interests in Foster Grant LP as collateral security for the payment and performance of the obligations of such Subsidiaries under the Guaranty, substantially in the Form of Exhibit L hereto and incorporated herein by reference, as such agreement is from time to time amended, modified or supplemented;

              "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto;

              "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is, or was since October 16, 1992, maintained for employees of the Borrower or any ERISA Affiliate;

                 "Permitted Liens" has the meaning assigned to such term in
         Section 10.2 hereof;

                 "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

                 "Pledged Subsidiary Stock" means all of the capital stock of each direct and indirect domestic Material Subsidiary and 66 2/3% of each foreign Material Subsidiary now or hereafter pledged by the Borrower and certain Subsidiaries pursuant to the Stock Pledge Agreement;

                 "Prime Rate" means the rate of interest per annum announced publicly by NationsBank as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by NationsBank;

                 "Principal Office" means the office of the Agent at NationsBank, N.A., Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Dana Weir, Agency Services, or such other office and address as the Agent may from time to time designate;

                 "Rate Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's commodities, assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements, and forward commodity price options, puts, warrants and those commonly known as commodity "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                 "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                 "Regulatory Change" means any change in, or the adoption or making of new, United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, whether or not having the force of law, whether or not failure to comply therewith would be unlawful;

                 "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by Issuing Bank of proceeds of Loans pursuant to Section 4.2 hereof) for amounts theretofore paid by Issuing Bank pursuant to a drawing under such Letter of Credit;

                 "Repurchase Agreement" means a repurchase agreement entered into with (i) any financial institution whose debt obligations are rated "A" by either of S&P or Moody's or whose commercial paper is rated "A-1" by S&P or "P-1" by Moody's, or (ii) any Lender;

                 "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to the sum of its Revolving Credit Commitment and Term Loan Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the amount of such Lender's Applicable Commitment Percentage of Term Loan Outstandings plus (ii) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus
         (iii) the aggregate unutilized amount of such Lender's Revolving Credit Commitment plus (iv) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, for the purpose of this definition only, (x) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, the Term Loan Commitment or Revolving Credit Commitment, as applicable, of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, and
         (y) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to such Letter of Credit Outstandings shall be deemed to be held by Issuing Bank;

                 "Revolving Credit Commitment" means with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to purchase Participations up to an aggregate principal amount at any time outstanding equal to the amount set forth opposite such Lender's name on Exhibit A hereto as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Revolving Credit Facility" means the facility described in
         Article III hereof providing for Revolving Loans to the Borrower by the Lenders in an aggregate principal amount equal to (i) the Total Revolving Credit Commitment, less (ii) the aggregate principal amount of Letter of Credit Outstandings;

                 "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Revolving Loans then outstanding;

                 "Revolving Credit Termination Date" means the earliest to occur of (i) the fifth anniversary of the Closing Date hereof, or (ii) such earlier date of termination of the Lenders' obligations pursuant to Section 12.1hereof upon the occurrence of an Event of Default, or
         (iii) such date as the Borrower may permanently terminate the Revolving Credit Facility by payment in full of all Obligations (including the discharge of all Obligations of Issuing Bank and the Lenders with respect to Letters of Credit and Participations) pursuant to Sections 3.5or 3.6 hereof;

                 "Revolving Loan" means a Loan made under the Revolving Credit Facility pursuant to Section 3.1 hereof;

                 "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 3.9 hereof substantially in the form attached hereto as Exhibit I-2 and incorporated herein by reference, with appropriate insertions as to amounts, dates and names of Lenders, as the same may be amended, supplemented or replaced from time to time;

                 "S&P" means Standard & Poor's Corporation;

                 "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of the date hereof by the Borrower to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to Section 9.21, in each case, substantially in the form attached hereto as Exhibit J, as such Security Agreement may be amended, supplemented or replaced from time to time.

                 "Security Instruments" means the Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Partnership Interest Assignment and all other documents and agreements executed and delivered in connection herewith granting to the Lenders Liens on any assets of the Borrower or any Guarantor collaterally to secure payment and performance of the Obligations and obligations under the Guaranty;

                 "Segment" means a portion of the Term Loan (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

                 "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multi-employer Plan;

                 "Solvent" means, when used with respect to any Person, that at the time of determination:

                          (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                          (ii) it is then able and expects to be able to pay its debts as they mature; and

                          (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted;

                 "Spinoff and Merger" means the spinoff, merger and related transactions as described in the Registration Statement of the Borrower on Form 10 as filed with the Securities and Exchange Commission on February 14, 1996, as amended, and the Registration Statement of the Borrower on Form S-1 as filed with the Securities and Exchange Commission on April 3, 1996, as amended and effective as of the Funding Date, and conducted pursuant to the Merger Agreement, the Spinoff Agreement and related documents;

                 "Spinoff and Merger Documents" means the Spinoff Agreement, the Merger Agreement and the Indemnification Agreement;

                 "Spinoff Agreement" means that certain Spinoff Agreement dated on or about the Funding Date between the Borrower and Benson;

                 "Standby Letter of Credit" means an irrevocable standby letter of credit issued hereunder for the account of the Borrower or any of its Subsidiaries, provided that the expiry date of a Standby Letter of Credit shall not be later than twelve (12) months subsequent to the date of issuance thereof;

                 "Stock Pledge Agreement" means, collectively (or individually as the context may indicate), that certain Stock Pledge Agreement dated as of the date hereof between the Borrower, certain Guarantors and the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Stock Pledge Agreement delivered to the Agent pursuant to Section 9.21, in each case, substantially in the form attached hereto as Exhibit G, as such Pledge Agreement may be amended, supplemented or replaced from time to time.

                 "Subordinated Debt" means the Borrower's 8% Convertible Subordinated Notes due 2002 issued in the original principal amount of up to $22,000,000 to IBJ Schroder Bank & Trust Company pursuant to the Indenture;

                 "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding stock having ordinary voting power or more than 50% of all equity interests is owned directly or indirectly by the Borrower or by one or more of the Borrower's Subsidiaries at or after the Closing Date;

                 "Swap Agreement" means one or more agreements between the Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender with respect to Indebtedness evidenced by the Notes, which agreements create Rate Hedging Obligations;

                 "Term Loan" means the loan made pursuant to the Term Loan Facility in accordance with Article II.

                 "Term Loan Commitment" means, with respect to each Lender, the obligation of such Lender to make the Term Loan to the Borrower in a principal amount equal to such Lender's Applicable Commitment Percentage of the Total Term Loan Commitment as set forth on Exhibit A.

                 "Term Loan Facility" means the facility described in Article II providing for a Term Loan to the Borrower by the Lenders in the principal amount of the Total Term Loan Commitment.

                 "Term Loan Outstandings" means, as of any date of determination, the principal amount of the Term Loan then outstanding and all interest accrued thereon.

                 "Term Loan Termination Date" means (i) the fifth anniversary of the Closing Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 12.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily or by mandatory prepayment permanently terminate the Term Loan Facility by payment in full of all Obligations incurred in connection with the Term Loan pursuant to Sections 2.6 or 2.7 hereof.

                 "Term Notes" means, collectively, the promissory notes of the Borrower evidencing the Term Loan executed and delivered to the Lenders as provided in Section 3.9 substantially in the form of
         Exhibit I-1, with appropriate insertions as to amounts, dates and names of Lenders as the same may be amended, supplemented or replaced from time to time.

              "Termination Event" means: (a) a "Reportable Event" described in
         Section 4043 of ERISA and the regulations issued thereunder; or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under
         Section 4068(f) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate a Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA;

                 "TIA Debt" means the Indebtedness of Optical Radiation to Teachers Insurance and Annuity Association of America in the original principal amount of $15,000,000 as evidenced by that certain Deed of Trust Note dated May 15, 1989;

                 "Total Credit Commitment" means the sum of the Total Term Loan Commitment and the Total Revolving Credit Commitment;

                 "Total Letter of Credit Commitment" means an amount equal to $5,000,000;

                 "Total Revolving Credit Commitment" means an amount equal to $30,000,000, as reduced from time to time in accordance with Sections
         3.8 and 3.9 hereof;

                 "Total Term Loan Commitment" means a principal amount equal to $20,000,000;

                 "UCC" means the Uniform Commercial Code of the State of New York, as amended or supplemented from time to time.

                 "Unused Fee" has the meaning assigned to such term in Section 3.13(a) hereof;

         SECTION 1.2  RULES OF INTERPRETATION.

                 (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis;

                 (b) Each term defined in Article 1 or 9 of the UCC shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction;

                 (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof;

                 (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement;

                 (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require;

                 (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

                 (g) References to "including" means including without limiting the generality of any description preceding such term;

                 (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                                   ARTICLE 2

                                 THE TERM LOAN

         SECTION 2.1      TERM LOAN.

                 (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make the Advance of the Term Loan to the Borrower on the Closing Date on a pro rata basis determined by the Term Loan Commitment of such Lender. The principal amount of each Segment of the Term Loan outstanding hereunder from time to time shall bear interest, at the Borrower's election, at an interest rate per annum equal to the Base Rate or the Eurodollar Rate; provided, however, that (x) no Eurodollar Rate Segment shall have an Interest Period that extends beyond the Term Loan Termination Date,
         (y) each Eurodollar Rate Segment shall be in the minimum amount of $1,000,000 and if greater, an integral multiple of $100,000, and (z) each Eurodollar Rate Segment may, subject to the provisions of Sections 2.3, 2.6 and 2.7 hereof, be repaid only on the last day of the Interest Period with respect thereto. No amount of the Term Loan repaid or prepaid by the Borrower may be reborrowed hereunder, and no subsequent Advance of Term Loan amounts shall be made by any Lender after the initial Advance.

                 (b) Interest and fees relating to the Term Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed.

         SECTION 2.2 TERM LOAN ADVANCE. As early as practicable, but not later than 1:00 P.M., on the Closing Date, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount, determined in accordance with Section 2.1(a), of the Term Loan Advance to be made by it on such day available by wire transfer to the Agent. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars immediately available. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent.

         SECTION 2.3 PAYMENT OF PRINCIPAL. The principal amount of the Term Loan shall be repaid in fifteen (15) equal consecutive quarterly installments of $1,250,000 beginning June 30, 1997 with a final sixteenth
(16th) installment in the amount of all remaining unpaid principal due on the fifth anniversary of the Funding Date; provided, however, that the entire amount of Term Loan Outstandings shall be due and payable in full on the Term Loan Termination Date.

         SECTION 2.4      PAYMENT OF INTEREST.

                 (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Term Loan made by such Lender for the period commencing on the date of such Term Loan until (but not including) the end of the applicable Interest Period or the date such Term Loan shall be due at the Eurodollar Rate or the Base Rate, as elected by the Borrower in the applicable Borrowing Notice or Interest Rate Selection Notice or as deemed elected by the Borrower or otherwise applicable to such Loan as provided herein; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter (i) in the case of a Eurodollar Rate Loan, at a rate of interest per annum which shall be two percent (2%) above the Eurodollar Rate for such Eurodollar Rate Loan until (but not including) the end of the Interest Period during which such payment was due, and thereafter at the Default Rate, and (ii) in the case of a Base Rate Loan, at the Default Rate, from the date such amount was due and payable until the date such amount is paid in full.

                 (b) Interest on the outstanding principal balance of each Term Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Term Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December commencing June 1996, on each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, for any Eurodollar Rate Loan having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and (iii) on the Term Loan Termination Date.

         SECTION 2.5      MANNER OF PAYMENT.

                 (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Term Loan, shall be made to the Agent at the Principal Office for the account of each Lender in Dollars in immediately available funds on or before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time from any one or more ordinary deposit accounts of the Borrower with the Agent.

                 (b) The Agent shall deem any payment made by or on behalf of the Borrower that is not made both (i) in Dollars in immediately available funds and (ii) prior to 2:30 P.M.

         on the date such payment is to be made to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the time such funds become available funds. Any non-conforming payment (other than a non-conforming payment that subsequently satisfies clauses (i) and (ii) above) may constitute or become a Default or Event of Default. The Agent shall give prompt notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the respective rates of interest per annum specified in Section 2.4(a) with respect to late payments of interest (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate or the Eurodollar Rate, as applicable) from the date such amount was due and payable until the date such amount is paid in full.

                 (c) In the event that any payment hereunder or under the Term Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) or (iii) of the definition of "Interest Period"; provided, however, that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Term Loan Termination Date.

         SECTION 2.6 OPTIONAL PREPAYMENTS. The Borrower may prepay the Term Loan in whole or in part from time to time on any Business Day, without penalty or premium, upon not less than three (3) Business Days' prior written notice (effective upon receipt) to the Agent, which notice shall be irrevocable. Any prepayment, whether a Base Rate Segment or a Eurodollar Rate Segment, shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this
Section 2.6 shall be made in the minimum principal amount of $3,000,000 or any integral multiple of $1,000,000 in excess thereof (or in the entire remaining principal balance of the Term Loan), and all such prepayments of principal shall be applied to installments of principal in order of their maturity. No such prepayment shall result in the payment of any Eurodollar Rate Segment other than on the last day of the Interest Period of such Segment unless such prepayment is accompanied by amounts due, if any, under Section 5.4 hereof.

         SECTION 2.7 MANDATORY PREPAYMENTS. In addition to the required payments of principal of the Term Loan set forth in Section 2.3 hereof and any optional payments of principal of the Term Loan effected under Section 2.6 hereof, the Borrower shall make the following required prepayments of the Term Loan, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:

                 (a) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment from the Net Proceeds of any Asset Disposition resulting in Net Proceeds which
         (i) exceed $200,000 for any single or series of related transactions or (ii) when aggregated with all other Net Proceeds from Asset Dispositions received during the term of this Agreement exceed $500,000, in each case, in an amount equal to one hundred percent (100%) of such Net Proceeds in excess of such threshold amounts. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds.

                 (b) Equity Offerings. In the event that the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA exceeds 2.75 to 1.00 on the most recent Determination Date preceding any Equity Offering, the Borrower shall make a prepayment from the Net Proceeds of such Equity Offering in an amount equal to 100% of such Net Proceeds. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds;

                 (c) Debt Offerings. The Borrower shall make a prepayment from the Net Proceeds of all Debt Offerings in an amount equal to 100% of such Net Proceeds. Each such prepayment shall be made within five
         (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds;

All mandatory prepayments made pursuant to this Section 2.7 shall be applied to the scheduled installments of principal remaining outstanding under the Term Loan pursuant to Section 2.3 hereof (as adjusted to give effect to any prior payments or prepayments of principal) in inverse order of maturity. The excess of any mandatory prepayment remaining after payment in full of the Term

Loan Facility shall be applied as a permanent reduction of the Revolving Credit Commitment pursuant to Section 3.6 hereof. Any prepayment of a Eurodollar Rate Segment pursuant to this Section 2.7 other than on the last day of an Interest Period shall be accompanied by the additional payment, if any, required by
Section 5.4 hereof.

         SECTION 2.8 BORROWER'S ACCOUNT. The Borrower shall, until the Term Loan Termination Date, continuously maintain the Borrower's Account for the purposes herein contemplated.

         SECTION 2.9 TERM NOTES. The portion of the Term Loan made by each Lender shall be evidenced by the Term Note payable to the order of such Lender in the respective amount of its Term Loan Commitment, which Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 2.10 INTEREST PERIODS. The Term Loan shall be, at the option of the Borrower specified in the applicable Borrowing Notice or an Interest Rate Selection Notice, comprised of either Eurodollar Rate Segments or Base Rate Segments. Eurodollar Rate Segments and Base Rate Segments may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans (including Revolving Loans) and Eurodollar Rate Segments having more than ten (10) different Interest Periods. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of conversion of any Segment to or continuation of a Segment as a Eurodollar Rate Segment by the time prescribed by Section 2.11 hereof, the Borrower shall be deemed to have elected to convert such Segment to (or continue such Segment as) a Base Rate Segment until the Borrower notifies the Agent in accordance with Section 2.11 hereof.

         SECTION 2.11 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below, the Borrower may:

                 (a) upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, convert any Eurodollar Rate Segment to a Base Rate Segment on the last day of the Interest Period for such Eurodollar Rate Segment; and

                 (b) upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of such conversion:

                               (i) elect a subsequent Interest Period for any Eurodollar Rate Segment to begin on the last day of the then current Interest Period for such Eurodollar Rate Segment; and

                              (ii) convert any Base Rate Segment to a Eurodollar Rate Segment on any Business Day.

         Each election and conversion pursuant to this Section 2.11 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.10 and Article V hereof.
All such continuations or conversions of Segments shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         SECTION 2.12  PRO RATA PAYMENTS.  Except as otherwise provided herein,
(a) each payment on account of the principal of and interest on the Term Loan shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, set-off, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         SECTION 2.13 USE OF PROCEEDS. The proceeds of the Term Loan hereunder shall be used by the Borrower exclusively (a) to refinance certain accounts payable and other Indebtedness transferred to the Borrower in connection with the Spinoff and Merger and (b) for working capital and general corporate purposes, including Acquisitions permitted under Section 10.3 hereof.


                                   ARTICLE 3

                                REVOLVING LOANS

         SECTION 3.1  THE REVOLVING LOANS.

                 (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances under the Revolving Credit Facility to the Borrower from time to time on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by its Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender; provided, however, that the Lenders will not be required and shall have no obligation to make any Advance under the Revolving Credit Facility (A) so long as any condition set forth in Section 7.2 hereof is not satisfied or (B) if the Agent has accelerated the maturity of the Revolving Notes as a result of an Event of Default. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (A) no Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (B) each Eurodollar Rate Loan may, subject to the provisions of Section 3.12, be repaid only on the last day of the Interest Period with respect thereto.

                 (b) Amounts. Except as otherwise permitted by the Lenders from time to time, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings shall not exceed at any time an amount equal to the Total Revolving Credit Commitment. Each Revolving Loan made, converted or continued, unless made in accordance with Sections 3.1(c)(iv) or 3.17(c) hereof, shall be in a principal amount of at least $500,000, and, if greater than $500,000, an integral multiple of $500,000.

                 (c)      Advances and Rate Selection.

                            (i) An Authorized Representative shall give the Agent (A) irrevocable telephonic notice of each Eurodollar Rate Loan, whether representing an additional Advance hereunder or the conversion of borrowings hereunder from Base Rate Loans to Eurodollar Rate Loans or the election of a subsequent Interest Period for any Eurodollar Rate Loan, prior to 10:30 A.M. at least three (3) Business Days prior to the day such Advance is to be made or such Loan is to be converted or continued; and (B) irrevocable telephonic notice of each Base Rate Loan representing an additional Advance hereunder or the conversion of borrowings hereunder from Eurodollar Rate Loans to Base Rate Loans prior to 10:30 A.M. on the day such Advance is to be made or such Loan is to be converted. Each such notice, which shall be effective upon receipt by the Agent, shall specify the amount of the Advance, the type of Loan (Base Rate or Eurodollar Rate ), the date of the Advance and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice no later than 12:00 noon on the same day received by telefacsimile transmission in the form of a Borrowing Notice for additional Advances, or in the form of an Interest Rate Selection Notice for the selection or conversion of interest rates for outstanding Revolving Loans, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. The Borrower shall have the option to elect the duration of subsequent Interest Periods and to convert the Revolving Loans in accordance with Section 3.12 hereof. If the Agent does not receive a notice of election of duration of an Interest Period or to convert by the time prescribed hereby and by Section 3.12 hereof, the Borrower shall be deemed to have elected to convert to or continue such Revolving Loan as a Base Rate Loan until the Borrower otherwise notifies the Agent in accordance herewith and with Section 3.12 hereof.

                           (ii) Notice of receipt of each Borrowing Notice and Interest Selection Notice shall be provided by the Agent by telephone or telefacsimile to each Lender with reasonable promptness, but not later than 1:00 P.M. on the same day as Agent's receipt of such notice. The Agent shall provide each Lender written confirmation of such telephonic notice by telefacsimile transmission, but failure to provide such notice shall not affect the validity of such telephonic notice.

                          (iii)   Not later than 2:30 P.M. on the date
                 specified for each Advance of a Revolving Loan, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Revolving Loan or Loans to be made by it on such day available to the Agent by depositing or transferring the proceeds thereof in immediately available funds at the Principal Office. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative.

                           (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit prior to the Revolving Credit Termination Date, notice of such drawing and resulting Reimbursement Obligation shall be provided promptly by Issuing Bank to the Agent and the Agent shall provide notice to each Lender and the Borrower by telephone. If such notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 1:00 p.m. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the conditions of this Agreement, make an Advance as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders is given by the Agent after 1:00 P.M. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make an Advance as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Such Base Rate Loan shall continue unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 3.12 hereof.

         SECTION 3.2  PAYMENT OF INTEREST.

                 (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Revolving Loan until (but not including) the end of the applicable Interest Period or the date such Revolving Loan shall be due at the Eurodollar Rate or the Base Rate, as elected by the Borrower in the applicable Borrowing Notice or Interest Rate Selection Notice or as deemed elected by the Borrower or otherwise applicable to such Loan as provided herein; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter (i) in the case of a Eurodollar Rate Loan, at a rate of interest per annum which shall be two percent (2%) above the Eurodollar Rate for such Eurodollar Rate Loan until (but not including) the end of the Interest Period during which such payment was due, and thereafter at the Default Rate, and (ii) in the case of a Base Rate Loan, at the Default Rate, from the date such amount was due and payable until the date such amount is paid in full.

                 (b) Interest on the outstanding principal balance of each Revolving Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Revolving Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December commencing June 1995, on each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, for any Eurodollar Rate Loan having an Interest Period extending beyond three
         (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and
         (iii) upon payment in full of the principal amount of such Revolving Loan.

         SECTION 3.3 PAYMENT OF PRINCIPAL. The principal amount of all Revolving Credit Outstandings shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date or earlier as herein expressly provided. The principal amount of Base Rate Loans may be prepaid in whole or in part at any time without premium or penalty. The principal amount of Eurodollar Rate Loans may only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under Section 5.4 hereof. In the event any payment of principal is made prior to the Revolving Credit Termination Date, an Authorized Representative shall give the Agent irrevocable telephonic notice of such payment of (i) a Eurodollar Rate Loan prior to 10:30 A.M. at least three (3) Business Days prior to the date such payment is to be made and (ii) a Base Rate Loan prior to 10:30 A.M. on the day such payment is to be made. Written confirmation of each notice shall be provided to the Agent in accordance with the terms therefor set forth in Section 3.1(c)(i) hereof with respect to Advances and the selection of interest rates. In the event that at any time the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment, a principal amount of the Revolving Credit Outstandings equal to such excess shall be due and payable immediately. All prepayments made by the Borrower shall be in the amount of $500,000 or an integral multiple of $500,000 in excess thereof, or such other amount as necessary to comply with this Section 3.3 or with the covenants set forth in Article 10 hereof.

         SECTION 3.4  MANNER OF PAYMENT.

                 (a) Each payment of principal (including any prepayment) and payment of interest shall be made to the Agent at the Principal Office, for the account of each Lender's applicable Lending Office, in Dollars and in immediately available funds before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time from any one or more ordinary deposit accounts, if any, of the Borrower with the Agent.

                 (b) The Agent shall deem any payment by or on behalf of the Borrower hereunder that is not made both (i) in Dollars and in immediately available funds and (ii) prior to 2:30 P.M. on the date payment is due to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds. Any non-conforming payment (other than a non-conforming prepayment that subsequently satisfies both clauses (i) and (ii) above) may constitute or become a Default or Event of Default. The Agent shall give prompt notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the respective rates of interest per annum specified in Section 3.2(a) hereof with respect to late payments of interest (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate or the Eurodollar Rate, as applicable) from the date such amount was due and payable until the date such amount is paid in full.

                 (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (B) of the definition of "Interest Period;" provided that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         SECTION 3.5 VOLUNTARY COMMITMENT REDUCTIONS. The Borrower shall have the right from time to time (but not more frequently than once during any fiscal quarter of the Borrower), upon not less than five (5) Business Days written notice from an Authorized Representative to the Agent, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.4 hereof. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the principal amount of the Revolving Credit Outstandings to be so reduced pursuant to the notice delivered in accordance with this Section 3.5 to the extent that the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. A reduction of the Total Revolving Credit Commitment to zero and payment by the Borrower of all Obligations

(including the discharge of all obligations of Issuing Bank and the Lenders with respect to Letters of Credit and Participations) shall, subject to the terms and conditions of Section 15.7 hereof, be deemed a cancellation and termination of this Agreement (other than with respect to Sections 4.2(g), 9.14, 13.7, 15.4 and 15.9 hereof, which shall survive any such termination).

         SECTION 3.6  INTENTIONALLY OMITTED.

         SECTION 3.7 INCREASE AND DECREASE IN AMOUNTS. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower shall be reduced by the aggregate amount of all Revolving Credit Outstandings and Letter of Credit Outstandings and shall be reinstated (subject to Sections
3.5 and 3.6 hereof) as such Revolving Credit Outstandings and Letter of Credit Outstandings are reduced.

         SECTION 3.8 BORROWER'S ACCOUNT. The Borrower shall until the Revolving Credit Termination Date continuously maintain the Borrower's Account for the purposes herein contemplated.

         SECTION 3.9 REVOLVING NOTES. Revolving Loans made by each Lender shall be evidenced by the Revolving Credit Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Notes shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 3.10 INTEREST PERIODS. The Revolving Loans shall, at the option of the Borrower specified in the applicable Borrowing Notice or an Interest Rate Selection Notice, bear interest at either the Eurodollar Rate or the Base Rate. There shall not be outstanding at any one time Eurodollar Rate Loans (including Term Loan Segments) having more than ten (10) different Interest Periods. With respect to Revolving Loans bearing interest at the Eurodollar Rate, if the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of conversion of any Revolving Loan to or continuation of a Eurodollar Loan as a Eurodollar Rate Loan by the time prescribed by Section 3.12 hereof, the Borrower shall be deemed to have elected to convert such Revolving Loan to (or continue such Revolving Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 3.12 hereof.

         SECTION 3.11 PRO RATA PAYMENTS. Except as otherwise provided herein, each payment and prepayment on account of the principal of and interest on the Revolving Loans and the fees described in Section 3.13 hereof shall be made to the Agent for the account of the Lenders in the aggregate amount payable to the Lenders pro rata based on their Applicable Commitment

Percentages. All payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees shall be made without set-off or counterclaim. The Agent will promptly distribute such payments received to the Lenders as provided for herein.

         SECTION 3.12 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below, the Borrower may:

                 (a) upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                 (b) upon delivery of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of a conversion:

                            (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans to begin on the last day of the current Interest Period for such Eurodollar Rate Loans; or

                           (ii) convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

         Each election and conversion pursuant to this Section 3.12 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 3.1, 3.7 and Article V hereof. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         SECTION 3.13  UNUSED FEE AND UPFRONT FEE.

                 (a) For the period beginning on the Funding Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a quarterly unused fee (the "Unused Fee") equal in amount to the product of the Applicable Margin for calculating the Unused Fee multiplied by the average daily amount by which Total Revolving Credit Commitment exceeds the sum of the outstanding principal amount of all Revolving Loans and the outstanding stated amount of all issued and undrawn Letters of Credit for such period. Payments of the Unused Fee shall be due in arrears on the last Business Day of each March, June, September and December for the three month period then ended beginning June 1996 to and on the

         Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of the Unused Fee until such Lender shall make available such portion. The Unused Fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                 (b) The Borrower agrees to pay to the Agent, for the benefit of each Lender, a fee on the Closing Date (the "Upfront Fee") in the amounts set forth on Exhibit M attached hereto and incorporated herein by reference.

         SECTION 3.14 DEFICIENCY ADVANCES. No Lender shall be responsible for any default of any other Lender (a "defaulting Lender") in respect of such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, any other Lender (an "advancing Lender") may in its discretion, but shall not be obligated to, advance under its Revolving Credit Commitment all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such defaulting Lender would have been entitled had it made such advance under its applicable Revolving Credit Commitment; provided that, upon payment to the advancing Lender from the defaulting Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the advancing Lender by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the advancing Lender from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Credit Commitment of the advancing Lender in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from the defaulting Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

         SECTION 3.15 USE OF PROCEEDS. The Letter of Credit Facility will be used to issue Letters of Credit, including substitute Standby Letters of Credit to replace existing standby letters of credit and the proceeds of the Loans made pursuant to the Revolving Credit Facility shall be used by the Borrower exclusively (a) to refinance certain accounts payable and other Indebtedness transferred to the Borrower in connection with the Spinoff and Merger and (b) for working capital and general corporate purposes, including Acquisitions permitted under

Section 10.3 hereof; provided, however, such proceeds shall in no event be used to prepay any portion of the Subordinated Debt or the TIA Debt except as provided in Section 10.11 hereof.

         SECTION 3.16 ADDITIONAL FEES. In addition to any fees described above, the Borrower agrees to pay to the Agent and Issuing Bank such other fees as may be agreed to in a separate writing or writings.


                                   ARTICLE 4

                               LETTERS OF CREDIT

         SECTION 4.1 LETTERS OF CREDIT. Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request and for the account of Borrower, to issue from time to time Letters of Credit upon delivery to Issuing Bank of an Application and Agreement for Letter of Credit in form and content acceptable to Issuing Bank; provided, that the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment. No Letter of Credit shall be issued by Issuing Bank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date. Issuing Bank shall not be required to issue any Letter of Credit if, immediately after giving effect thereto, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings would exceed the Total Revolving Credit Commitment; provided that the Letters of Credit previously issued may remain outstanding until their respective expiry dates.

         SECTION 4.2  REIMBURSEMENT.

                 (a) The Borrower hereby unconditionally agrees immediately to pay to Issuing Bank on demand at the Principal Office all amounts required to pay all drafts drawn and honored under Letters of Credit and all reasonable expenses incurred by Issuing Bank in connection with Letters of Credit and in any event and without demand to place in possession of Issuing Bank sufficient funds to pay all debts and liabilities arising under any Letter of Credit; provided that to the extent permitted by Section 3.1(c)(iv) hereof, such amounts shall be paid pursuant to Advances. The Borrower's obligation to pay Issuing Bank under this Section 4.2, and Issuing Bank's right to receive such payment, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the unavailability of any Advance. Issuing Bank shall give the Borrower prompt written notice of any request for a draw under a Letter of Credit. In the event an Advance is not available, Issuing Bank may charge any account the Borrower may have with it for any and all amounts Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by Issuing Bank and the Borrower. The Borrower agrees to pay Issuing Bank interest on any amounts paid by the Issuing Bank in connection with drafts drawn and honored under Letters of Credit when due hereunder, and which is not paid pursuant to Advances as herein contemplated, at the Default Rate from the date of such drawing to the date such amount is paid in full.

                 (b) In accordance with the provisions of Section 3.1(c) hereof, Issuing Bank shall notify the Agent and the Borrower of any drawing under any Letter of Credit as promptly as practicable following the receipt by Issuing Bank of such drawing.

                 (c) Each Lender (other than Issuing Bank) shall automatically acquire on the date of issuance thereof a Participation in the liability of Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay Issuing Bank under Section 4.2(a) hereof, each Lender (other than Issuing Bank) thereby shall, as hereinafter described, absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to Issuing Bank, its Applicable Commitment Percentage of the liability of Issuing Bank under such Letter of Credit.

                            (i) Prior to the Revolving Credit Termination Date, each Lender (other than Issuing Bank) shall, subject to the terms and conditions of Article 3, make a Revolving Loan bearing interest at the Base Rate to the Borrower by paying to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds an amount equal to its Applicable Commitment Percentage of any Reimbursement Obligation, all as described in and pursuant to
                 Section 3.1(c).

                           (ii) With respect to drawings under any Letter of Credit for which a Revolving Loan is not made as set forth in clause (i) above, each Lender (other than Issuing Bank) upon receipt from the Agent of notice of a drawing in the manner described in Section 3.1(c), shall promptly pay to the Agent for the account of Issuing Bank, prior to the applicable time set forth in Section 3.1(c), its Applicable Commitment Percentage of such drawing. Simultaneously with the making of each such payment by a Lender to the Agent for the account of Issuing Bank, such Lender shall, automatically and without any further action on the part of Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest) in the related Reimbursement
                 Obligation of the Borrower.

                          (iii) Each Lender's obligation to make payment to the Agent for the account of Issuing Bank pursuant to this
                 Section 4.2(c), and the right of Issuing Bank to receive the same, shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by this
                 Section 4.2(c), such Lender shall, on demand, pay to the Agent for the account of Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 4.2(c) hereof until such Lender pays such amount to the Agent for the account of Issuing Bank in full at the interest rate per annum for overnight borrowings by Issuing Bank from the Federal Reserve Bank.

                           (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                 (d) Promptly following the end of each calendar month, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such month. Upon the request of any Lender from time to time, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to Letter of Credit Outstandings.

                 (e) The issuance by Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section
         7.1 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to Issuing Bank consistent with the then current practices and procedures of Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                 (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                 (g) Without duplication of Section 14.7 hereof, the Borrower hereby agrees to defend, indemnify and hold harmless Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the party to be indemnified. The provisions of this Section 4.2(g) shall survive repayment of the Obligations, the occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

                 (h)      Without limiting Borrower's rights as set forth in
         Section 4.2(g) above, the obligation of the Borrower to immediately reimburse the Agent for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreements for Letters of Credit, notwithstanding the following circumstances:

                            (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

                           (ii) any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

                          (iii) the existence of any claim, setoff, defense or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person, whether in connection with the Loan Documents, the Related Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person;

                            (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

                           (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement.

         SECTION 4.3 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, quarterly in arrears on the last Business Day of each March, June, September and December, beginning June 1996, a fee (a) for each Standby Letter of Credit, equal to the product of the average daily amount available to be drawn on such Letter of Credit during such three month period multiplied by the Applicable Margin with respect thereto and (b) for each Commercial Letter of Credit, equal to the product of the stated amount of such Commercial Letter of Credit outstanding during any portion of such three month period multiplied by the Applicable Margin with respect thereto. Such fees shall be calculated on the basis of a year of 360 days for the actual number of days during which Letters of Credit are outstanding.

         SECTION 4.4 ADMINISTRATIVE FEES. The Borrower shall pay to Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE 5

                        YIELD PROTECTION AND ILLEGALITY

         SECTION 5.1  ADDITIONAL COSTS.

                 (a) The Borrower shall promptly pay to the Agent for the account of a Lender from time to time, without duplication, such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs incurred by such Lender attributable to its making or maintaining any Loan or its obligation to make any Loans, or the issuance or maintenance by Issuing Bank of or any other Lender's Participation in any Letter of Credit issued hereunder, or any reduction in any amount receivable by such Lender under this Agreement, the Notes or the Letters of Credit in respect of any of such Loans or such obligation or the Letters of Credit, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any Regulatory Change which
         (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Notes in respect of any of such Loans or Letters of Credit (other than taxes imposed on or measured by the income, revenues or assets of any Lender); or (ii) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (other than any such reserve, deposit or requirement reflected in the Eurodollar Rate computed in accordance with the definition of such term set forth in
         Section 1.1 hereof); or (iii) has or would have the effect of reducing the rate of return on capital of any such Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies, or policies of the parent corporation of such Lender, with respect to capital adequacy); or (iv) imposes any other condition not set forth in clauses (i), (ii) or (iii) above which adversely affects the amounts which would have been received by the Agent or the Lenders, but for such Regulatory Change, under this Agreement or the Notes or in connection with or as a result of the issuance or maintenance of, or any Lender's Participation in, the Letters of Credit. Each Lender will notify the Authorized Representative and the Agent of any event occurring after the Closing Date which would entitle it to compensation pursuant to this Section 5.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

                 (b) Without limiting the effect of the foregoing provisions of this Section 5.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of any Lender which includes Eurodollar Rate Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Agent (which shall promptly deliver such notice to the other Lenders), the obligation hereunder of such Lender to make and continue, and to convert Base Rate Loans into, Eurodollar Rate Loans that are the subject of such restrictions shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrower shall, on the last day(s) of the then current Interest Period(s) for outstanding Eurodollar Rate Loans convert such Eurodollar Rate Loans of such affected Lender into Base Rate Loans; provided, however, that the suspension of such obligation and the conversion of any Eurodollar
         Rate Loans into Base Rate Loans shall apply only to any Lender who is affected by such restrictions and who has provided such notice to the other Lenders, and the obligation of the other Lenders to make, and to convert Base Rate Loans into, Eurodollar Rate Loans shall not be affected by such restrictions. In the event that the obligation of some, but not all of the Lenders to make, or to convert Base Rate
         Loans into, Eurodollar Rate Loans is suspended, then any request by the Borrower during the pendency of such suspension for a Eurodollar Rate Loan shall be deemed a request for such Eurodollar
         Rate Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages.

                 (c) Reasonable determinations by any Lender for purposes of this Section 5.1 of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make, Loans or by Issuing Bank as issuer of any Letter of Credit of the effect of any Regulatory Change on its costs in connection with the issuance or maintenance of, or any other Lender's Participation in, any Letter of Credit issued hereunder, or on amounts receivable by any Lender in respect of Loans or Letters of Credit, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be made taking into account such Lender's policies, or the policies of the parent corporation of such Lender, as to the allocation of capital, costs and other items and shall be conclusive absent manifest error.

         The Lender requesting such compensation shall furnish to the Authorized Representative and the Agent an explanation of the Regulatory Change and calculations, in reasonable detail, setting forth such Lender's determination of any such Additional Costs.

         SECTION 5.2 SUSPENSION OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any Eurodollar Rate Loan for any Interest Period, the Agent determines (which determination shall be conclusive absent manifest error) that:

                 (a) quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Rate in Section
         1.1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Eurodollar Rate Loan as provided in this Agreement; or

                 (b) the relevant rates of interest referred to in the definition of "Interbank Offered Rate" in Section 1.1 hereof upon the basis of which the Eurodollar Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lenders of making or maintaining such Eurodollar Rate Loan for such Interest Period;

then the Agent shall give the Authorized Representative prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Rate Loans that are subject to such condition, or to convert Loans into Eurodollar Rate Loans, and the Borrower shall on the last day(s) of the then current Interest Period(s) for outstanding Eurodollar Rate Loans convert such Eurodollar Rate Loans into Base Rate Loans. The Agent shall give the Authorized Representative notice describing any event or condition described in this Section 5.2 promptly following the determination by the Agent that the availability of Eurodollar Rate Loans is, or is to be, suspended as a result thereof.

         SECTION 5.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to make or continue Eurodollar Rate Loans, or convert Base Rate Loans into Eurodollar Rate Loans, shall be suspended until such time as such Lender may again make and maintain Eurodollar Rate Loans, and such Lender's outstanding Eurodollar Rate Loans shall be converted into Base Rate Loans in accordance with Sections 2.11 and 3.12 hereof. In the event that the obligation of some, but not all of the Lenders to make, or to convert Base Rate Loans into, Eurodollar Rate Loans is suspended, then any request by the Borrower during the pendency of such suspension for a Eurodollar Rate Loan shall be deemed a request for such Eurodollar Rate Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages.

         SECTION 5.4 COMPENSATION. The Borrower shall promptly pay to the Agent for each Lender, upon the request of such Lender communicated by the Agent to the Borrower, such amount or amounts as shall be sufficient (in the reasonable determination of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of any of the following (each a "Breakage Event"):

                 (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of the Interest Period for such Eurodollar Rate Loan, including without limitation any conversion required pursuant to Section 5.1; or

                 (b) any failure by the Borrower to borrow a Eurodollar Rate Loan or convert a Base Rate Loan into a Eurodollar Rate Loan on the date for such borrowing or conversion specified in the relevant Borrowing Notice or Interest Rate Selection Notice under Sections 2.1 or 3.1 hereof;

such compensation to include, without limitation, an amount equal to the excess, if any, of the amount of interest which would have accrued on the principal amount of such Loan for the period from the date of such Breakage Event to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date scheduled for such borrowing or conversion) at (i) the applicable rate of interest for such Eurodollar Rate Loan on the first day of such Interest Period over (ii) the Interbank Offered Rate as reasonably determined by such Lender as of the date of such Breakage Event for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period. Such compensation shall also take into account, in the event the Borrower fails to convert a Base Rate Loan into a Eurodollar Rate Loan after delivering the relevant Interest Rate Selection Notice therefor and continues such Base Rate Loan, or in the event the Borrower converts a Eurodollar Rate Loan to a Base Rate Loan other than on the last day of the relevant Interest Period, the amount of interest earned by such Lender at the Base Rate for such number of days as the Base Rate Loan remains outstanding during the Interest Period which would have commenced on the date scheduled for such conversion or the Interest Period for the Eurodollar Rate Loan so converted. A good faith determination of a Lender as to the amounts payable pursuant to this Section 5.4 shall be conclusive absent manifest error. The Lender requesting compensation under this Section 5.4 shall furnish to the Authorized Representative and the Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

         SECTION 5.5 ALTERNATE INTEREST RATE. In the event any Lender suspends the making of any Eurodollar Rate Loan pursuant to Sections 5.1, 5.2 or 5.4 hereof (a "Restricted Lender"), the Restricted Lender's Applicable Commitment Percentage of any Eurodollar Rate Loan shall bear interest at the Base Rate until the Restricted Lender once again makes available the applicable Eurodollar Rate Loan. Notwithstanding the provisions of Sections 2.4 or 3.4 hereof, interest shall be payable to the Restricted Lender at the time and in the manner paid to those Lenders making available Eurodollar Rate Loans.

         SECTION 5.6  TAXES.

                 (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between a Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender or the Agent pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes which become payable as a result of a failure by any Person to comply with its obligations set forth in Sections 5.6(b) hereof or which would not have been imposed but for
         (A) a sale, assignment, grant of a participation, or any other transfer or disposition of any interest in this Agreement or any other Loan Document or (B) a change by a Lender of the Lending Office of such Lender designated on the signature pages herein or in an Assignment and Acceptance, and (iv) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits (such non-excluded items being collectively called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower shall:

                            (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                           (ii) if requested by the Agent, promptly forward to the Agent an official receipt or other documentation reasonably satisfactory to the Agent evidencing such payment to such authority; and

                          (iii) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

                 (b) Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Code, properly completed, currently effective and duly executed by such Lender or participant establishing that such payment is (i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

                 (c) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lender, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.


                                   ARTICLE 6

                                    SECURITY

         SECTION 6.1 SECURITY INTEREST. As security for the full and timely payment and performance of all Obligations, the Borrower shall, and shall cause each Guarantor to, on or before the Closing Date do all things necessary in the opinion of the Agent and its counsel to grant to the Agent for the benefit of the Lenders a first priority security interest, duly perfected with respect to Collateral governed by the UCC, in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws and Permitted Liens).

         SECTION 6.2 STOCK PLEDGE. As security for the full and timely payment and performance of (a) all Obligations now existing or hereafter arising, and (b) certain Guarantor's obligations under the Guaranty, the Borrower and each Guarantor owning any capital stock of any other Subsidiary shall on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Stock Pledge Agreement together with certificates representing the Pledged Subsidiary Stock and such stock powers duly executed in blank as may be required by the Agent in accordance with the terms hereof and thereof.

         SECTION 6.3  GUARANTY.

                 (a) To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower and each Material Subsidiary shall cause to be delivered to the Agent, in form and substance reasonably acceptable to the Agent, on or before the Closing Date, the Guaranty.

                 (b) As security for the full and timely payment and performance of the Guaranty, the Borrower and the Guarantors shall cause to be delivered to the Agent, in form and substance reasonably acceptable to the Agent, on or before the Closing Date the Intellectual Property Security Agreements, the Partnership Interest Assignments, the Lease Assignments, the Landlord Waivers, the Intellectual Property Assignments, and such duly executed and filed Uniform Commercial Code financing statements sufficient to grant to the Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Liens described in Section 10.2 hereof.

         SECTION 6.4 PLEDGE OF INTERCOMPANY NOTES. As security for the full and timely payment of all Obligations and performance of the Guaranty, the Borrower and each Subsidiary shall on the Closing Date deliver to the Agent for the benefit of the Lenders a Note Assignment Agreement with respect to one or more promissory notes evidencing any Indebtedness incurred on or after the Closing Date owing by any Subsidiary to the Borrower or another Subsidiary.

         SECTION 6.5 LEASE ASSIGNMENTS. As security for the full and timely payment and performance of (a) all Obligations now existing or hereafter arising, and (b) the Guarantor's obligations under the Guaranty, the Borrower and each Guarantor shall deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Lease Assignments. The Lease Assignments shall be delivered on or before the Funding Date and thereafter as any material leased facility arises.

         SECTION 6.6 FURTHER ASSURANCES. At the request of the Agent, the Borrower will execute by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Agent reasonably deems necessary to create or preserve the Liens (and the perfection and priority thereof) of the Agent for the benefit of the Lenders contemplated hereby and by the other Loan Documents.


                                   ARTICLE 7

                              CONDITIONS PRECEDENT

         SECTION 7.1 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement, subject to Section 7.2 hereof, shall occur upon satisfaction of the following conditions precedent:

                 (a) the Agent shall have received on or before the Closing Date, in form and substance satisfactory to the Agent and Lenders, executed originals of each of this Agreement, and each of the other Loan Documents, other than the Notes and the Lease Assignments, together with all schedules and exhibits thereto;

                 (b) Each of the following shall have occurred or be true:

                            (i)   There shall not be any action, suit,
                 investigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that could reasonably be expected to have a material adverse effect on the Spinoff and Merger, the financings contemplated thereby (including the Facilities) or any other transaction contemplated hereby or the Borrower or its business, operations or prospects;

                           (ii) The Borrower shall be in compliance with all existing financial and material contractual obligations before and, on a pro forma basis, immediately after giving effect to the Spinoff and Merger, the financings contemplated thereby (including the Facilities) and any other transactions contemplated hereby;

                          (iii) The Borrower, its Subsidiaries and any other Guarantor shall have received all government, shareholder and third-party approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the Spinoff and Merger and the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any court or other Governmental Authority or arbitral authority, (B) any charter or other organizational document or bylaws of any party to Spinoff Agreement or the Merger Agreement or (C) any agreement, document or instrument to which any of the Borrower or any Subsidiary or any other Guarantor is a party or by which any of them or their properties is bound, if such default, conflict or violation could reasonably be expected to result in a Material Adverse Effect; and all applicable waiting periods shall have expired without any action being taken or threatened in writing by any authority that could restrain, prevent or impose any material adverse conditions on the Spinoff and Merger, the making of the Term Loan or the Revolving Loans, or other transactions contemplated hereby, and no law or regulation shall be applicable which in the reasonable judgment of the Agent could have such effect;

                           (iv) The Spinoff and Merger Documents shall not have been materially altered, amended or otherwise revised or supplemented from the form thereof so approved by the Agent and the Lenders, or any material condition therein waived, without the prior written consent of the Agent and the Lenders;

                            (v) After giving pro forma effect to the Spinoff and Merger, the Borrower shall have committed capital and financings adequate to meet the ongoing financial needs of the Borrower and its Subsidiaries, and in any event the Borrower shall have at least $5,000,000 of borrowings available under the Revolving Credit Facility;

                 (c)      In the good faith judgment of the Agent and the
                  Lenders:

                            (i) There shall not have occurred a material adverse change in the business, assets, revenues, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole since December 31, 1995 or in the assumptions, facts or information contained in the financial statements, budgets, projections or pro forma balance sheets most recently delivered to the Agent by the Borrower;

                           (ii)   There shall not have occurred and be
                 continuing a material adverse change in the market for syndicated credit facilities similar in nature to the Facilities or a material disruption of, or a material adverse change in, financial, banking or capital market conditions, in each case as determined by the Agent in its reasonable discretion; and

                          (iii) All financial and solvency reports received by the Agent with respect to the Borrower and the reasonableness and accuracy of all financial projections shall be reasonably satisfactory.

         SECTION 7.2 CONDITIONS TO INITIAL ADVANCE AND ISSUANCE OF LETTERS OF CREDIT. The obligation of the Lenders to make the Advance of the Term Loan and the initial Advance of the Revolving Loan and of Issuing Bank to issue the Letters of Credit is subject to the satisfaction of the following conditions precedent:

                 (a) the Agent shall have received on or before the Funding Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) favorable written opinions of counsel to the Borrower and the Guarantors dated the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the forms of Exhibit N attached hereto and incorporated herein by reference;

                          (ii) resolutions of the board of directors or other appropriate governing body (or of the appropriate committee thereof) of the Borrower, certified by its secretary or assistant secretary or other appropriate officer as of the Closing Date, appointing the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution, delivery and performance thereof;

                         (iii) resolutions of the board of directors or other appropriate governing body (or of the appropriate committee thereof) of each Corporate Guarantor, certified by its secretary or assistant secretary or other appropriate officer as of the Closing Date approving and adopting the Loan Documents to be executed on behalf of such Corporate Guarantor and authorizing the execution, delivery and performance thereof;

                          (iv) resolutions of the board of directors or other appropriate governing body (or of the appropriate committee thereof) of the general partner of the LP Guarantor, certified by its secretary or assistant secretary or other appropriate officer as of the

                 Closing Date approving and adopting the Loan Documents to be executed on behalf of such general partner and LP Guarantor and authorizing the execution, delivery and performance thereof;

                           (v) specimen signatures of officers of the Borrower executing the Loan Documents on behalf of the Borrower, certified by the secretary or assistant secretary or other appropriate officer of the Borrower;

                          (vi) specimen signatures of officers of each Corporate Guarantor executing the Loan Documents on behalf of such Corporate Guarantor, certified by the secretary or assistant secretary or other appropriate officer of such Corporate Guarantor;

                         (vii) specimen signatures of officers of the general partner of the LP Guarantor executing the Loan Documents on behalf of such general partner and LP Guarantor, certified by the secretary or assistant secretary or other appropriate officer of the general partner of the LP Guarantor;

                        (viii) the certificate of incorporation of each of the Borrower, the Corporate Guarantors and the general partner of the LP Guarantor certified as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation;

                          (ix) the Limited Partnership Agreement of the LP Guarantor certified as true and correct and in effect by its general partner;

                           (x) the Certificate of Limited Partnership of the LP Guarantor certified as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation;

                          (xi) the by-laws of each of the Borrower, the Corporate Guarantors and the general partner of the LP Guarantor certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                         (xii) with respect to the Borrower and each Guarantor, certificates issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation as to its due existence and good standing therein;

                        (xiii) with respect to the Borrower and each Guarantor, appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could result in a Material Adverse Effect;

                         (xiv) notice of appointment of the initial Authorized Representative of the Borrower in the form of Exhibit C hereto;

                          (xv) certificate of an Authorized Representative dated the Closing Date demonstrating compliance with the financial covenants contained in Article 11 hereof, all as of the immediately preceding Determination Date, substantially in the form of Exhibit O attached hereto;

                         (xvi) evidence of insurance required by the Loan Documents other than policies for director and officer indemnification insurance and immaterial policies issued to Subsidiaries;

                        (xvii) environmental information with respect to the owned real property of the Borrower and its Subsidiaries, as reasonably requested by the Agent;

                       (xviii)    Landlord Waivers for each of the Borrower's
                 or any Subsidiary's leased facilities;

                         (xix) certified copies of all documents evidencing the Subordinated Debt, the subordination terms of which are acceptable, and all other terms of which are reasonably acceptable, to the Agent and the Lenders;

                          (xx) executed originals of the Notes and the Lease Assignments;

                         (xxi) financial statements of the Borrower and its Subsidiaries required to be delivered pursuant to Section 8.6 hereof and a pro forma balance sheet as at the Closing Date of the Borrower and its Subsidiaries on a consolidated basis giving effect to Spinoff and Merger and the transactions contemplated hereby;

                        (xxii)    an initial Borrowing Notice;

                       (xxiii)    all fees payable by the Borrower on the
                 Closing Date to the Agent, Issuing Bank and the Lenders;

                        (xxiv) UCC-1 Financing Statements, duly executed by the Borrower and each of the Guarantors and in proper form for filing, for all locations required by applicable law to perfect the lien of the Agent and the Lenders under the Security Agreement as a first priority lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements;

                         (xxv)    Application and Agreement for each
                 Replacement Letter of Credit, together with copies of such Replacement Letters of Credit;

                        (xxvi) a report in sufficient detail prepared by the Borrower as to the Borrower and its Subsidiaries being Solvent after giving effect to the Spinoff and Merger; and

                       (xxvii)    evidence reasonably satisfactory to the Agent
                 and the Lenders as to the matters set forth in Section 7.2(c) below;

                      (xxviii)    certified copies of the Spinoff and Merger
                 Documents, the Asset Purchase Agreement regarding the sale of assets of the Orcolite division of ORC, and the Agreement for Conversion and Exchange of Notes regarding the existing 8% Convertible Subordinated Notes due 2002 of Benson (the "Benson Notes");

                        (xxix) a certificate delivered by the chief financial officer of Benson as to the status of certain matters regarding the Benson Notes and outstanding stock options of Benson as of the Funding Date;

                         (xxx) certified copies of Benson's effective registration statement on Form 10 or Form S-1, as applicable, and proxy statement regarding the Spinoff and Merger;

                        (xxxi) reliance letters addressed to the Lenders and the Agent regarding the opinions of counsel, if any, delivered in connection with the Spinoff and Merger;

                       (xxxii)    such other documents, instruments,
                 certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

                 (b)      Each of the conditions set forth in Section 7.1(a),
         (b) and (c) hereof shall have been satisfied, have occurred, be true, and remain in effect, as of the Funding Date;

                 (c) All conditions precedent to the consummation of the Spinoff and Merger, other than the funding provided under this Agreement, shall have been satisfied;

                 (d) the amount of Subordinated Debt outstanding shall be reasonably acceptable to the Lenders;

                 (e) the Agent shall have received a Certificate of the Chief Executive Officer of the Borrower as to the occurrence or truth of each of items (a) through (d) above; and

                 (f) the Agent and the Lenders shall have received on or before April 11, 1996 all schedules to this Agreement and the other Loan Documents in form and substance satisfactory to the Agent and each of the Lenders.

         SECTION 7.3 CONDITIONS OF ALL ADVANCES AND ISSUANCES OF LETTERS OF CREDIT. The obligations of the Lenders to make any Advance or to convert or continue the interest rates thereof pursuant to Sections 2.11 or 3.12 (other than any conversion required by Sections 5.1, 5.2 or 5.3 hereof), and of Issuing Bank to issue Letters of Credit hereunder, subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                 (a) the Agent shall have received a notice of such borrowing or request as required by Section 3.1 hereof;

                 (b) the representations and warranties of the Borrower set forth in Article 8 hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, conversion, continuation or issuance of such Letters of Credit, as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, (ii) that the representations and warranties set forth in Section 8.4 and 8.5 shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 hereof or otherwise permitted in accordance with the terms hereof, and (iii) that the financial statements referred to in Section 8.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 9.1 hereof;

                 (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to Issuing Bank together with such other instruments and documents as it shall reasonably request;

                 (d) at the time of each such Advance, conversion, continuation or issuance of each Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing;

                 (e) immediately after issuing any Letter of Credit, the aggregate Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment; and

                 (f) immediately after giving effect to any Revolving Loan or Letter of Credit, (i) the sum of all Revolving Credit Outstandings and all Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment, (ii) the sum of all Revolving Credit Outstandings, Letter of Credit Outstandings and Term Loan Outstandings shall not exceed the Total Credit Commitment, and (iii) each Lender's Applicable Commitment Percentage of Revolving Loans and Participations shall not exceed its Revolving Credit Commitment.


                                   ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and issuance of Letters of Credit), that:

         SECTION 8.1  ORGANIZATION AND AUTHORITY.

                 (a) the Borrower and each corporate Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation or creation, and each partnership Subsidiary is a limited partnership duly formed and validly existing under the laws of the State of Delaware;

                 (b) the Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                 (c) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                 (d) each Guarantor has the power and authority to execute, deliver and perform the Guaranty and the Security Agreement and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

                 (e) when executed and delivered, each of the Loan Documents to which the Borrower or any Guarantor is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower and such Guarantor, as applicable, enforceable against it in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity);

         SECTION 8.2 LOAN DOCUMENTS. The execution, delivery and performance by the Borrower and each Guarantor of each of the Loan Documents to which it is a party:

                 (a) have been duly authorized by all requisite corporate or partnership action, as applicable (including any required shareholder or partner approval) of the Borrower or such Guarantor, as applicable, required for the lawful execution, delivery and performance thereof;

                 (b) do not violate any provisions of (i) any law, rule or regulation applicable to the Borrower or such Guarantor, (ii) any order of any court or other agency of government binding on the Borrower or such Guarantor, or their respective properties, or (iii) the charter documents, documents of organization or governance or bylaws of Borrower or such Guarantor, in each case in clauses (i) and
         (ii) hereof, which violation could reasonably be expected to have a Material Adverse Effect;

                 (c) will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture (including the Indenture), agreement or other instrument to which Borrower or such Guarantor is a party or by which its properties or assets are bound which conflict, breach or event of default could reasonably be expected to have a Material Adverse Effect; and

                 (d) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower or such Guarantor except any Liens in favor of the Agent and the Lenders created by the Loan Documents;

         SECTION 8.3 SOLVENCY. Borrower and each Guarantor are Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents;

         SECTION 8.4 SUBSIDIARIES AND STOCKHOLDERS. Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 8.4 hereto, as the same may be hereafter amended; Schedule 8.4, as the same may be hereafter amended, states the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or equity interest owned by the Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 8.4, free and clear of any Lien other than Permitted Liens described in Section 10.2 hereof;

         SECTION 8.5 OWNERSHIP INTERESTS. Borrower owns no interest in any other Person (excluding Subsidiaries) other than the Persons listed in Schedule
8.5 hereto, as the same may be hereafter amended;

         SECTION 8.6  FINANCIAL CONDITION.

                 (a)      The Borrower has heretofore furnished to the Agent
         (i) the pro forma consolidated balance sheet of the Borrower and its Subsidiaries which balance sheet is based upon the audited consolidated balance sheet of Benson and its Subsidiaries as at December 31, 1995 and the notes thereto and the related consolidated statements of operations, cash flows, and shareholders' equity for the fiscal year then ended as examined and certified by Price Waterhouse, L.L.P. and (ii) the pro forma consolidated balance sheet of the Borrower and its Subsidiaries based upon the most current draft read by Price Waterhouse, L.L.P. in connection with its annual audit of the consolidated balance sheet of Benson and its Subsidiaries as at December 31, 1995 and the notes thereto and the related consolidated statements of operations, cash flows and shareholders' equity for the fiscal year then ended. Except as set forth therein, such pro forma financial statements (including the notes thereto) present fairly the consolidated financial condition of the Borrower and its Subsidiaries, as of the end of such Fiscal Year and results of their operations and the changes in shareholders' equity for such Fiscal Year, all in conformity with GAAP applied on a Consistent Basis;

                 (b) since December 31, 1995, there has not occurred any event which has had or could reasonably be expected to have a Material Adverse Effect, and the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, have not been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

                 (c) since December 31, 1995, except as set forth hereof in the pro forma financial statements referred to in Section 8.6(a) or in Schedule 8.6 or Schedule 8.10 attached hereto, or as permitted under Section 10.1hereof, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness or Contingent Obligations that remain outstanding or unsatisfied;

         SECTION 8.7 TITLE TO PROPERTIES. The Borrower and its Material Subsidiaries have title to all their respective owned real and personal properties, subject to no transfer restrictions or Liens of any kind, except for (i) the transfer restrictions and Liens described in Schedule 8.7 attached hereto, (ii) Liens permitted under Section 10.2 hereof, (iii) with respect to any personal property that constitutes a security, transfer restrictions imposed under Federal and state securities laws and regulations, and (iv) the lack of title or the presence of such transfer restrictions that could not reasonably be expected to have a Material Adverse Effect;

         SECTION 8.8 TAXES. Except as set forth in Schedule 8.8 attached hereto, the Borrower and its Subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them and which the failure to file could reasonably be expected to have a Material Adverse Effect and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due unless the failure to pay the same could not reasonably be expected to have a Material Adverse Effect;

         SECTION 8.9  OTHER AGREEMENTS.  Neither the Borrower nor any
Subsidiary is:

                 (a) a party to any judgment, order or decree or subject to restrictions which could reasonably be expected to have a Material Adverse Effect; or

                 (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could reasonably be expected to have, a Material Adverse Effect;

         SECTION 8.10 LITIGATION. Except as set forth in Schedule 8.10 attached hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect;

         SECTION 8.11 MARGIN STOCK. Neither the Borrower nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to Articles 2 and 3 hereof will be used by the Borrower and its Subsidiaries only for the purposes set forth in Sections 2.13 and 3.15 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

         SECTION 8.12 INVESTMENT COMPANY. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C.
Section 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         SECTION 8.13 PATENTS, ETC. Except as set forth in Schedule 8.13 attached hereto, the Borrower and its Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person. Each Subsidiary owning any Collateral as defined in the Intellectual Property Security Agreement is a party to the Intellectual Property Security Agreement and the Borrower does not own any such Collateral;

         SECTION 8.14 NO UNTRUE STATEMENT. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which such representation or statement was made, in order to make any such representation or statement contained herein or therein not misleading in any material respect;

         SECTION 8.15 NO CONSENTS, ETC. Except as set forth in Schedule 8.15 attached hereto, neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby, nor the execution delivery and performance of the Spinoff Agreement or the Merger Agreement or the transactions contemplated thereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Borrower, any Subsidiary or Benson as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement, the other Loan Documents or by the Spinoff and Merger, or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, or shall have been obtained or effected prior to the Funding Date, as the case may be;

         SECTION 8.16  EMPLOYEE BENEFIT PLANS.  Except as set forth in Schedule
8.16 hereof:

                 (a) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 8.16 attached hereto;

                 (b) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all

         Employee Benefit Plans except where failure to comply would not result in a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under
         Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                 (c) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under
         Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan;

                 (d)      Neither the Borrower nor any ERISA Affiliate has:
         (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid,
         (C) failed to make a required contribution or payment to a Multiemployer Plan or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                 (e) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan;

                 (f) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan;

         SECTION 8.17 NO DEFAULT. As of the date hereof, there does not exist any Default or Event of Default hereunder;

         SECTION 8.18  ENVIRONMENTAL MATTERS.  Other than as set forth on
Schedule 8.18 hereof, (a) the Borrower and each Subsidiary is in compliance in all material respects with all Environmental Laws, (b) neither the Borrower nor any Subsidiary has received notice of any violation or notice of regulatory requirements or has been notified of any threatened or pending action, suit, proceeding or investigation which calls into question compliance by the Borrower or any Subsidiary with any Environmental Laws or suggests that any Borrower or Subsidiary is a potentially responsible party with regard to any release or threatened release of a Hazardous Material, or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the operation of any facility of the Borrower or any Subsidiary or for the generation, handling, storage, treatment or disposal of any Hazardous Material, which could reasonably be expected to have a Material Adverse Effect and (c) there are no conditions at any property owned or leased by the Borrower or any Subsidiary, including underground storage tanks, that present a risk of a release of any Hazardous Material, or which could reasonably be expected to call into question compliance by the Borrower or any Subsidiary with any Environmental Laws, which noncompliance could reasonably be expected to adversely impact the property or have a Material Adverse Effect;

         SECTION 8.19  EMPLOYMENT MATTERS.  Except as disclosed on Schedule
8.19 hereto, the Borrower and all Subsidiaries are in compliance with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, the noncompliance with which could reasonably be expected to have a Material Adverse Effect, and there is neither pending nor, to the knowledge of the Borrower, any threatened litigation, administrative proceeding or investigation in respect of such matters an adverse ruling or determination in which could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.20 SPINOFF AND MERGER. As of the Funding Date, the Spinoff and Merger shall have been consummated in accordance with the terms of the Spinoff Agreement and the Merger Agreement.


                                   ARTICLE 9

                             AFFIRMATIVE COVENANTS

         Until the Obligations have been Fully Satisfied in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will:

         SECTION 9.1  FINANCIAL REPORTS, ETC.

                 (a) As soon as practical and in any event within 105 days after the end of each Fiscal Year after the Closing Date, deliver or cause to be delivered to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, with the notes thereto, and the related consolidated and consolidating statements of earnings, cash flow, and shareholders' equity and the notes thereto, for such Fiscal Year, setting forth in the case of the consolidated statements comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial reports, opinions of Price Waterhouse, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which approval shall not be unreasonably withheld, which are unqualified and without an exception not acceptable to the Agent; and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Article 11 of this Agreement, which certificate shall be in the form attached hereto as Exhibit O and incorporated herein by reference;

                 (b) as soon as practical and in any event within 50 days after the end of each fiscal quarter beginning with the fiscal quarter ended June 30, 1996, deliver to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated and consolidating statements of earnings, cash flow, and shareholders' equity for such fiscal quarter and for the period from the beginning of the Fiscal Year through the end of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the results of their operations and the changes in shareholders equity for such fiscal quarter, in conformity with the standards set forth in Section 8.6(a) with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to
         Section 9.1(a)(ii);

                 (c) as soon as practical and in any event within 50 days after the end of the fiscal quarters ended March 31, 1996, June 30, 1996, September 30, 1996, December 31, 1996 and March 31,1997, deliver to the Agent and each Lender (i) pro forma consolidated and consolidating statements of earnings, cash flow, and shareholders' equity for the Four-

         Quarter Period ending on the last day of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such statements of earnings present fairly the pro forma earnings and income of the Borrower and its Subsidiaries for such Four-Quarter Period, in conformity with the standards set forth in
         Section 8.6(a) with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to Section 9.1(a)(ii);

                 (d) upon the request of the Required Lenders and at the expense of the Lenders unless an Event of Default has occurred and is continuing, deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 9.1(a)(i) hereof stating that, in performing the audit necessary to render an opinion on the financial statements delivered under Section 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                 (e) not later than the last Business Day of each Fiscal Year, deliver to the Agent and each Lender consolidated financial projections for the Borrower and its Subsidiaries for the period from the beginning of the next Fiscal Year to the Scheduled Revolving Credit Termination Date, prepared on an annual basis and in accordance with GAAP applied on a Consistent Basis; provided, however, that projections for the Fiscal Year immediately following delivery of such projections shall be prepared on a quarterly basis; provided further, however, that in no event shall delivery of such projections constitute a representation or warranty of the Borrower that its consolidated financial results for, and consolidated financial condition at the end of, the period for which such projections were prepared shall meet or exceed such projections;

                 (f) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file from and after the date hereof with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and





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
         (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries; and

                 (g) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and each Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request (the Agent and the Lenders being hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent to any regulatory authority having jurisdiction over any of the Lenders pursuant to any written request therefor, or, subject to
         Article 14 hereof, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement).

         SECTION 9.2 MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

         SECTION 9.3 EXISTENCE, QUALIFICATION, ETC. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits, except to the extent conveyed in connection with a transaction permitted under Section 10.4 hereof, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and in which failure to maintain such license, qualification and good standing could reasonably be expected to result in a Material Adverse Effect.

         SECTION 9.4 REGULATIONS AND TAXES. Comply with all statutes and governmental regulations if noncompliance therewith could reasonably be expected to have a Material Adverse Effect and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties that could reasonably be expected to have a Material Adverse Effect except any of the foregoing being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established.





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         SECTION 9.5  INSURANCE.  (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 9.5 attached hereto, such insurance policies to be in form reasonably satisfactory to the Agent, (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) and (d) maintain all insurance required under the Security Instruments. Each of the policies of insurance described in this
Section 9.5 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall lapse or be terminated, cancelled or materially amended.

         SECTION 9.6 TRUE BOOKS. Keep true books of record and account in which full, true and correct entries shall be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         SECTION 9.7 RIGHT OF INSPECTION. Permit any Person designated by any Lender or the Agent, at the Borrower's expense with respect to any Person designated by the Agent or if there has occurred and continues to exist a Default or an Event of Default, and at the requesting Lender's request in all other circumstances, to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

         SECTION 9.8 OBSERVE ALL LAWS. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business and applicable to the Borrower or any Subsidiary.

         SECTION 9.9 COVENANTS EXTENDING TO SUBSIDIARIES. Without duplication, cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 9.2 through 9.8, inclusive.





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
         SECTION 9.10 OFFICER'S KNOWLEDGE OF DEFAULT. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary, promptly deliver to the Agent written notice thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

         SECTION 9.11 SUITS OR OTHER PROCEEDINGS. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount greater than $500,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         SECTION 9.12 NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL COMPLAINT. Promptly provide to the Agent true, accurate and complete copies of any and all letters, notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (b) release or threatened release into the environment by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or a Subsidiary, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         SECTION 9.13 ENVIRONMENTAL COMPLIANCE. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or and Subsidiary has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless, and only during the period that, the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Subsidiary by





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
appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made.

         SECTION 9.14 INDEMNIFICATION. The Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including, without limitation, assessment and cleanup costs and reasonable attorneys', consultants' and other experts' fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, treatment, emission or disposal of any Hazardous Material by or on behalf of the Borrower or any Subsidiary on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 9.14 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

         SECTION 9.15 FURTHER ASSURANCES. At the Borrower's cost and expense upon request of the Agent, or at the Lenders' cost and expense upon request of the Required Lenders, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         SECTION 9.16 EMPLOYEE BENEFIT PLANS. With reasonable promptness, and in any event within thirty (30) days, the Borrower will give notice of and/or deliver to Agent copies of (A) the establishment of any new Employee Benefit Plan, the commencement of contributions to any plan to which the Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, (B) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (C) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date.

         SECTION 9.17 TERMINATION EVENTS. Promptly and in any event within ten (10) days of becoming aware of the occurrence of or forthcoming occurrence of any (a) Termination Event or (b) "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any





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
Pension Plan or any trust created thereunder, the Borrower will deliver to Agent a notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

         SECTION 9.18 ERISA NOTICES. With reasonable promptness but in any event within ten (10) days for purposes of clauses (a), (b) and (c), the Borrower will deliver to the Agent copies of (a) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within two (2) Business Days of any Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         SECTION 9.19 CONTINUED OPERATIONS. Continue at all times (a) to conduct its business and engage principally in the same or complementary line or lines of business substantially as heretofore conducted (which with respect to the Borrower means not to conduct any operating activities, of a Core Business or otherwise, except pursuant to Section 10.4 hereof) and (b) preserve, protect and maintain free from Liens (other than Liens permitted under Section 10.2 hereof) its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations except to the extent failure to preserve, protect and maintain the same free from Liens could not reasonably be expected to have a Material Adverse Effect.

         SECTION 9.20 USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes specified in Section 2.11 or 3.12 hereof.

         SECTION 9.21 NEW SUBSIDIARIES. In the event of the acquisition or creation of any Material Subsidiary, or upon any previously existing Person becoming a Material Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following within ten (10)

Business Days of the acquisition or creation of a Material Subsidiary or, with respect to an existing Person becoming a Material Subsidiary, within ten (10) Business Days of delivery of financial statements pursuant to Section 9.1(a) or
(b) hereof with respect to the fiscal quarter of the Borrower during which such Person acquired such assets or achieved such net income as to become a Material
Subsidiary:

                 (a) a Guaranty executed by such Material Subsidiary, substantially in the form of Exhibit E attached hereto;

                 (b) a Subsidiary Stock Pledge Agreement with respect to the capital stock of such Material Subsidiary substantially in the form of Exhibit G hereto;

                 (c) a Security Agreement executed by such Material Subsidiary, substantially in the form of Exhibit J attached hereto;

                 (d) if applicable, an Intellectual Property Security Agreement executed by such Material Subsidiary, substantially in the form of Exhibit K attached hereto;

                 (e) if such Material Subsidiary owns any real property which has a Loan to Value Ratio of .50 to 1.00 or less and the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA of the Borrower as of the most recent Determination Date is greater than 2.50 to 1.00, a mortgage executed by such Material Subsidiary in the form of Exhibit H hereto (a "Mortgage");

                 (f) if such Material Subsidiary owns any real property which has a Loan to Value Ratio of .50 to 1.00 or less and the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA of the Borrower as of the most recent Determination Date is equal to or less than 2.50 to 1.00, an agreement in form and substance satisfactory to the Agent prohibiting such Material Subsidiary from granting any liens or encumbrances on such real property;

                 (g) an opinion of counsel to such Material Subsidiary dated as of the date of delivery of the other documents required to be delivered pursuant to this Section 9.21 and addressed to the Agent and the Lenders, in form and substance identical to the opinion of counsel delivered pursuant to Section 7.1 hereof with respect to any Guarantor on the Closing Date);

                 (h) current copies of the charter or other organizational documents, any bylaws of such Material Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such charter or other organizational documents, bylaws) or by applicable laws, of the shareholders) of such Material Subsidiary authorizing the actions and the





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
         execution and delivery and performance of such Guaranty, Security Agreement and Intellectual Property Security Agreement and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Material Subsidiary is Solvent as of such date after giving effect to such Guaranty, Security Agreement, Stock Pledge Agreement, Intellectual Property Security Agreement and, if applicable, Mortgage.

         SECTION 9.22 RATE HEDGING OBLIGATIONS. Enter into Swap Agreements in an aggregate notional amount reasonably agreed to by the Borrower and the Agent provided that such Swap Agreements are available on terms and conditions reasonably acceptable to the Borrower.


                                   ARTICLE 10

                               NEGATIVE COVENANTS

         Until the Obligations have been Fully Satisfied in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         SECTION 10.1 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, howsoever evidenced, except:

                 (a) Indebtedness set forth in Schedule 10.1 attached hereto and incorporated herein by reference (which may include Indebtedness listed on the pro forma balance sheets of the Borrower delivered heretofore and referenced in Section 8.6(a)(i) and (ii)
         ("pro forma Indebtedness") which shall become actual Indebtedness of the Borrower upon the consummation of the Spinoff and Merger on the Funding Date ("actual Indebtedness"), which actual Indebtedness shall be identified in a revised Schedule 10.1 to be prepared and distributed to the Agent and the Lenders not later than the thirty-fifth (35th) day following the end of the month during which the Spinoff and Merger are consummated and the aggregate principal amount of such actual Indebtedness shall not exceed 101% of the aggregate principal amount of pro forma Indebtedness) and any extension, renewal or refinancing thereof that does not increase the principal amount thereof or interest rate payable thereon from that existing immediately prior to such extension, renewal or refinancing; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date; provided further, that the rate of interest payable thereon may change but in no event shall be greater than the interest rate generally available at the date of such amendment, modification or supplement from money center or regional commercial banks to companies of creditworthiness similar to that of the Borrower;

                 (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                 (c) Indebtedness consisting of Rate Hedging Obligations permitted under Section 10.9 hereof;

                 (d) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                 (e) (i) purchase money Indebtedness and (ii) Indebtedness incurred with respect to financing of Capital Expenditures, collectively under both clause (i) and (ii) not to exceed an aggregate outstanding amount at any time of $3,000,000;

                 (f) Indebtedness of any Guarantor owing to the Borrower or another Guarantor and Indebtedness of the Borrower owing to any Guarantor;

                 (g) Indebtedness of Subsidiaries acquired after the Closing Date, provided that (i) such Indebtedness (A) is recorded in the financial books and records of such Subsidiary prior to such acquisition, (B) was not incurred by such Subsidiary in anticipation of such acquisition, (C) is non-recourse to the Borrower and each Guarantor and not subsequently assumed by the Borrower or any Guarantor, and (D) is incurred upon terms determined by the Borrower in its good faith business judgment to be more economically advantageous to the Borrower than the terms of an Advance hereunder, and (ii) immediately after such acquisition, no Default or Event of Default has occurred or is continuing;

                 (h) additional Indebtedness incurred during any Fiscal Year in an aggregate outstanding principal amount not to exceed $1,000,000; provided, however, any such permitted additional Indebtedness not incurred during any Fiscal Year may not be incurred during any subsequent Fiscal Year; and

                 (i) Indebtedness of Persons that are the subject of an Acquisition by the Borrower or a Subsidiary, but do not themselves constitute Subsidiaries, in an aggregate outstanding principal amount not to exceed $10,000,000 at any time.





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
         SECTION 10.2 LIENS. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than any of the following (collectively, the "Permitted Liens"):

                 (a) Liens existing as of the date hereof and as set forth in Schedule 8.7 attached hereto, provided, however, that any such Lien that is released after the date hereof may not thereafter re-attach or otherwise become permitted by this Section 10.2(a);

                 (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                 (c) Liens in respect of purchase money Indebtedness permitted to be incurred pursuant to Section 10.1(f)(i) hereof in connection with the acquisition of certain tangible property; provided that (A) the original principal balance of the Indebtedness secured by such Lien constitutes not less than 80% of the purchase price of the property acquired and (B) such Lien extends only to the property acquired with the proceeds of the Indebtedness so secured;

                 (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                 (e) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                 (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere with the ordinary conduct of the business of the Borrower or any Subsidiary and do not impair the use of the property to which they attach to the extent that such interference or impairment could reasonably be expected to have a Material Adverse Effect; and

                 (g) Liens on real property securing Indebtedness permitted under Section 10.1 hereof (subject to compliance with subsection (c) above in connection with purchase money Indebtedness).

         SECTION 10.3 INVESTMENTS; ACQUISITIONS. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower and its Subsidiaries may maintain investments or invest in:

                 (a)      Eligible Securities;

                 (b) investments existing as of the date hereof and as set forth in Schedules 8.4 and 8.5 attached hereto;

                 (c) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                 (d) loans and advances to and investments in Subsidiaries which are Guarantors;

                 (e) other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Acquisitions so long as: (i) immediately prior to and immediately after the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing, (ii) substantially all of the sales and operating profits generated by such Person (or assets) so acquired or invested are derived from the same line or lines of business as then conducted by the Borrower and its Subsidiaries, (iii) pro forma historical financial statements as of the end of the most recently completed Fiscal Year giving effect to such Acquisition are delivered to the Agent not less than five (5) Business Days prior to the consummation of such Acquisition, together with a certificate of an Authorized Representative demonstrating compliance with





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
Article 11 hereof after giving effect to such Acquisition, (iv) the Cost of Acquisition with respect to any Acquisition entered into during the term of this Agreement shall not exceed $10,000,000 and the amount advanced hereunder to finance such Acquisition in whole or in part shall not exceed $2,500,000,
(v) the aggregate amount of all Costs of Acquisitions shall not exceed $20,000,000 during the term of this Agreement, and (vi) in the event the Person so acquired is not a Subsidiary, the Borrower's strategic plan includes additional investment in such Person sufficient for it to become a Subsidiary.

         SECTION 10.4  MERGER OR CONSOLIDATION.  Except as set forth in
Schedule 10.4 hereto, (a) consolidate with or merge into any other Person, or
(b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales in the ordinary course of business); provided, however, any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly owned Subsidiary of the Borrower, and any Person may merge with the Borrower if the Borrower shall be the survivor thereof and such merger shall not cause, create or result in the occurrence of any Default or Event of Default hereunder; provided further, however, that in any such event involving the Borrower, the Borrower shall comply with Section 9.21(c), (d),
(e) and (f) as if the Borrower were a Material Subsidiary.

         SECTION 10.5 TRANSACTIONS WITH AFFILIATES. Other than transactions permitted under Sections 10.3 and 10.4 hereof, and except as set forth on Schedule 10.5 hereto, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.





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
         SECTION 10.6 COMPLIANCE WITH ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                 (a) permit the occurrence of any Termination Event which would result in a liability to the Borrower or any ERISA Affiliate in excess of $500,000;

                 (b) permit the present value of all benefit liabilities under all Pension Plans (except as provided below) to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities (the "Excess Liabilities Value") by more than $500,000;

                 (c) permit any accumulated funding deficiency in excess of $500,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

                 (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $500,000; or

                 (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to
         Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $500,000 may be imposed; or

                 (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $500,000; or

                 (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Loans and all other applicable laws and the regulations and interpretations thereof.

         SECTION 10.7  FISCAL YEAR.  Change its Fiscal Year.

         SECTION 10.8 DISSOLUTION, ETC. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 10.4 hereof.

         SECTION 10.9 RATE HEDGING OBLIGATIONS. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to Swap Agreements agreed to in accordance with Section 9.22 hereof.

         SECTION 10.10 DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS. Declare or pay any cash dividends or make any other payment or distribution on account of
(a) its capital stock (other than dividends payable in the ordinary course of business solely in Common Stock) on any shares of stock of any class of the Borrower, now or hereafter outstanding, or (b) any of its general or limited partnership interest, as applicable, or purchase, redeem or otherwise retire any such shares or interests in consideration of cash or capital stock of any Subsidiary of the Borrower ("Restricted Stock"), or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares in consideration of cash or Restricted Stock, or agree to do any of the foregoing, other than (i) in connection with the Merger and Spinoff, (ii) conversion of any of the Borrower's securities into Common Stock which are so convertible in accordance with their terms and (iii) dividends payable by any Subsidiary to another Subsidiary or to the Borrower; provided, however, that after giving effect to any dividend permitted under this Section 10.10, no Default or Event of Default shall exist.

         SECTION 10.11  SUBORDINATED DEBT AND TIA DEBT.

                 (a) Prepay any amounts owing with respect to the TIA Debt or pay any amounts owing with respect to the Subordinated Debt; provided, however, that (i) the Subordinated Debt may be refinanced in compliance with Sections 3.15 and 10.1(a) hereof with terms of subordination no less favorable to the Lenders than exist on the Closing Date with respect to the Subordinated Debt as set forth in the Indenture, (ii) in the event any of the Subordinated Debt is converted at any time after the Closing Date into capital stock of the Borrower in accordance with the terms of the Indenture on the Closing Date and, after any such conversion, more than ninety percent (90%) of the aggregate principal amount of Subordinated Debt outstanding at the Closing Date, but less than all of the Subordinated Debt, has been so converted since the Closing Date, the Borrower may at any time thereafter redeem in accordance with the terms of the Indenture on the Closing Date such Subordinated Debt remaining outstanding subject to compliance with Section 3.15 hereof and (iii) the Borrower may prepay up to $5,000,000 in principal amount of the TIA Debt if the Borrower shall have at least $12,500,000 of availability under the Revolving Credit Facility at the time of and immediately following such prepayment.

                 (b) Materially amend the subordination provisions of or terminate (other than in connection with the full and final payment of the Subordinated Debt) any document related to the Subordinated Debt without the prior written consent of the Required Lenders.

         SECTION 10.12 DEFAULTS UNDER OTHER AGREEMENTS. Permit any landlord, mortgagee, trustee under deed of trust or lienholder to lawfully declare a default under any lease, mortgage, deed of trust or lien instrument on real estate owned or leased by the Borrower or any Guarantor or permit any landlord to lawfully terminate, prior to the expiration of its term, any leasehold interest of the Borrower or any Guarantor, and any such default or termination, individually or collectively, could reasonably be expected to result in a Material Adverse Effect.

         SECTION 10.13  COMPENSATION; REIMBURSEMENT OF EXPENSES.

                 (a) Pay any salary, fees, and other direct and indirect remuneration and compensation to any of its directors and executive officers in an amount in excess of those amounts paid to directors and executive officers of comparable companies engaged in the same general type of business and in similar financial condition.

                 (b) Reimburse any stockholder, officer, director, employee or agent of the Borrower or any Guarantor for any expenses incurred by such Person other than reasonable expenses incurred for or on behalf of the Borrower or any Guarantor in the ordinary course of business.

         SECTION 10.14  CHANGE IN ACCOUNTANTS.  Change its
independent public accountants to any Person other than Price Waterhouse, L.L.P., Deloitte & Touche, L.L.P., KPMG Peat Marwick, L.L.P., Arthur Andersen & Co., L.L.P., Coopers & Lybrand, L.L.P. or Ernst & Young, L.L.P.

         SECTION 10.15 LIMITATIONS ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Guarantor of real or personal property which has been or is to be sold or transferred by the Borrower or any Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Guarantor, unless such arrangement is with respect to real property on which a Lien is attached as permitted under Section 10.2(a), (c) or (h) prior to such arrangement and such Lien was not attached in a related transaction or series of related transactions or in anticipation of such arrangement.

         SECTION 10.16 NEGATIVE PLEDGE CLAUSES. Enter into any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any

Guarantor to create, incur, assume or suffer to exist any lien, security interest or encumbrance upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any Guarantor may enter into such an agreement in connection with (a) property subject to any lien, security interest or encumbrance permitted by this Agreement and not released after the date hereof, when such prohibition or limitation is by its terms effective only against the assets subject to such lien, security interest or encumbrance and (b) liens, security interests or encumbrances on the real property, fixtures and equipment relating to the Foster Grant Facility.

         SECTION 10.17 CHANGE IN CONTROL. Permit, or become a party to or the subject of any agreement, transaction or related series of transactions pursuant to or as a result of which, (i) any Person or group of Persons, other than Martin E. Franklin, acting in concert, acquires voting control, directly or indirectly, whether by tender offer or in one or more negotiated block or market transactions, of more than twenty-five percent (25%) of the shares of the issued and outstanding capital stock of any class of the Borrower having voting rights in the election of directors or (ii) Martin E. Franklin shall control, directly or indirectly, less than five percent (5%) of the shares of the issued and outstanding capital stock of any class of the Borrower having such rights, unless such decrease in control shall occur as a result of an increase in the total number of shares outstanding of such class and not by reason of disposition of shares of such class by Martin E. Franklin.


                                   ARTICLE 11

                              FINANCIAL COVENANTS

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower and its Subsidiaries on a consolidated basis will not:

         SECTION 11.1 CONSOLIDATED FIXED CHARGE RATIO. Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below the Consolidated Fixed Charge Ratio to be less than the ratio set forth opposite the respective periods set forth below:

                       Period                                Ratio
                       -------                               -----
         Closing Date through June 30, 1997                  1.50 to 1.00
         July 1, 1997 through June 30, 1998                  1.25 to 1.00
         July 1, 1998 and thereafter                         1.50 to 1.00

         SECTION 11.2 CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA. Permit at any time during any Four- Quarter Period of the Borrower ending during the periods set forth below, the ratio of Consolidated Funded Indebtedness at the end of such Four-Quarter Period to Consolidated EBITDA for such Four-Quarter Period to be equal to or greater than the ratio set forth opposite the respective periods set forth below:

                    Period                                    Ratio
                    ------                                    -----
         Closing Date through June 30, 1997                 3.50 to 1.00
         July 1, 1997 through September 30, 1999            3.25 to 1.00
         October 1, 1999 and thereafter                     3.00 to 1.00


         SECTION 11.3 CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than an amount equal to Consolidated Net Worth on the Closing Date less $9,000,000, such amount to be increased as at the first day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 1997, by fifty percent (50%) of (a) Consolidated Net Income for the immediately preceding Fiscal Year and (b) the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal year; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any Fiscal Year. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with
Section 9.1(a) hereof; provided, however such increase shall be deemed effective as of the first day of the Fiscal Year in which such financial statements are delivered.

         SECTION 11.4  CAPITAL EXPENDITURES.  Make or become committed to make
(a) Capital Expenditures with respect to Displays which exceed $10,000,000 in the aggregate in any Fiscal Year of the Borrower and (b) Capital Expenditures with respect to any asset other than Displays which exceed $5,000,000 in the aggregate in any Fiscal Year of the Borrower (all on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period; provided, however, in no event shall the sum of all Capital Expenditures (for all assets, including Displays) otherwise permitted under clause (a) or (b) exceed the aggregate amount of $25,000,000 for any period of two consecutive Fiscal Years).

         SECTION 11.5 SPECIAL CALCULATIONS. Notwithstanding anything in this Agreement to the contrary, prior to June 30, 1997 all calculations of Consolidated EBITDA and Consolidated Net Income shall be based upon the pro forma financial information delivered to the Agent pursuant to Section 9.1(c) hereof.





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
                                   ARTICLE 12

                               EVENTS OF DEFAULT

         SECTION 12.1 EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) a default shall be made in the due and punctual payment of the principal of any Loan or Reimbursement Obligation, when and as the same shall be due and payable whether pursuant to any provision of Articles 2 or 3 hereof, at maturity, by acceleration or otherwise; or

                 (b) a default shall be made in the due and punctual payment of any amount of interest on any Loan or of any fees or other amounts payable to the Lenders, the Agent or Issuing Bank under the Loan Documents on the date on which the same shall be due and payable; or

                 (c) a default shall be made in the performance or observance of any covenant set forth in Sections 9.11, 9.12, 9.18 or Articles 10 or 11 hereof; or

                 (d) a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond the applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or the Lenders or delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect, or if without the written consent of the Agent, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever; or

                 (e) a default shall occur, which is not waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of the Borrower or of any Subsidiary, in an amount not less than $1,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

                 (f) if any material representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Guarantor pursuant to or in connection with this Agreement or the other Loan Documents, or otherwise, shall be false or misleading when given or made or deemed given or made; or

                 (g) if the Borrower or any Guarantor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency, reorganization, bankruptcy, receivership or similar law, domestic or foreign; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute, Federal, state or foreign; or

                 (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

                 (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or any Guarantor's properties for any amount in excess of $1,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

                 (j) if the Borrower or any Guarantor shall suspend all or any part of its operations and such suspension could reasonably be expected to have a Material Adverse Effect; or

                 (k) if the Borrower or any Subsidiary shall default in the payment of principal, interest, premium or other amounts under any Swap Agreement and such breach shall continue beyond any grace period, if any, relating thereto pursuant to its terms, or the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any Swap Agreement or any of its Rate Hedging Obligations thereunder; or

                 (l) if the Borrower shall default in the performance of any material obligation to be performed by it under the Spinoff Agreement or the Merger Agreement or if any such agreement or the Spinoff and Merger shall be found by a court of competent jurisdiction to be invalid, unenforceable or illegal in any respect;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                          (A) either or both of the following actions may be taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of Issuing Bank to issue Letters of Credit hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other Obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Advances and issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                          (B) The Borrower shall, upon demand of the Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the applicable Application and Agreement for Letter of Credit; and

                          (C) the Agent and the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

         SECTION 12.2 AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         SECTION 12.3 CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         SECTION 12.4 NO WAIVER. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         SECTION 12.5 ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article 12, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder shall be applied by the Agent in the following order:

                 (a) amounts due to Issuing Bank and the Lenders pursuant to Sections 3.13, 4.3, 9.14, 15.4 and 15.8 hereof;

                 (b)      amounts due to (A) Issuing Bank pursuant to Section
         4.4 hereof, and (B) to Issuing Bank and/or the Agent pursuant to
         Section 3.16 hereof;

                 (c)      payments of interest on Loans and Reimbursement
         Obligations;

                 (d)      payments of principal on Loans and Reimbursement
         Obligations;

                 (e) payment of cash amounts to the Agent in respect of Letters of Credit Outstandings pursuant to Section 4.2(a) and 12.1(B) hereof;

                 (f) payment of Obligations owed a Lender or Lenders pursuant to Swap Agreements;

                 (g) payments of all other amounts due under this Agreement, if any, to be applied for the ratable benefit of the Lenders; and

                 (h) any surplus remaining after application as provided for herein, to the Borrowers or otherwise as may be required by applicable law.

                                   ARTICLE 13

                                   THE AGENT

         SECTION 13.1 APPOINTMENT. Each Lender (including Issuing Bank in its capacity as issuer of the Letters of Credit) hereby irrevocably designates and appoints NationsBank as the Agent of the Lenders under this Agreement, and, subject to Section 15.5 hereof, each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

         SECTION 13.2 ATTORNEYS-IN-FACT. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence, gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 13.3 LIMITATION ON LIABILITY. Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries, or any officer or representative thereof contained in this Agreement or in any of the other Loan Documents, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Loan Documents, or for any failure of the Borrower to perform its obligations thereunder, or for any recitals, statements, representations or warranties made, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any collateral. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of the Borrower or to inspect the properties, books or records of the Borrower or its Subsidiaries.

         SECTION 13.4 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons or upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement and it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

         SECTION 13.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender, the Authorized Representative or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders and the Borrower. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 13.6 NO REPRESENTATIONS. Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries which may come into the possession of the Agent or any of its affiliates.

         SECTION 13.7 INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting any obligations of the Borrower or any Subsidiary so to do), including its employees, directors, officers and agents, ratably according to the respective principal amount of the Notes and Participations held by them (or, if no Notes or Participations are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including, without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent, including its employees, directors, officers and agents, in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the final payment in full of the Obligations and the termination of this Agreement.

         SECTION 13.8 LENDER. NationsBank and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, NationsBank shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include NationsBank in its individual capacity.

         SECTION 13.9 RESIGNATION. If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint, with the consent, so long as there shall not have occurred and be continuing a Default or Event of Default, of the Borrower, which consent shall not be unreasonably withheld, a successor Agent for the Lenders, which successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $250,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and cancelled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided, however, that the former Agent's resignation shall not become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest in any collateral held by the Agent; provided, further, that if the Required Lenders and, if applicable, the Borrower cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent which satisfies the criteria set forth above in this
Section 13.9 for a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however, that in such event all provisions of this Agreement and the Loan Documents shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         SECTION 13.10 SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article 5) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment pursuant to Article 5) then (A) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (B) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 13.10 the term "pro rata" shall be determined with respect to the

Term Loan Commitment and the Revolving Credit Commitment of each Lender and to the Total Revolving Credit Commitment after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Term Loan, Revolving Loans and Participations, as the case may be. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 13.10 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.


                                   ARTICLE 14

                         ASSIGNMENTS AND PARTICIPATIONS

         SECTION 14.1  ASSIGNMENTS.

                 (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and the Borrower, which consents shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of any Note payable to its order); provided, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations (including the Term Loan, Revolving Loans and Participations) under this Agreement,
         (ii) for each assignment involving the issuance and transfer of a Note, the assigning Lender shall execute an Assignment and Acceptance and the Borrower hereby consents to execute a replacement Note or Notes to give effect to the assignment, (iii) the minimum Term Loan Commitment and Revolving Credit Commitment which shall be assigned is $5,000,000 (together with which the assigning Lender's applicable portion of Participations and the Letter of Credit Commitment shall also be assigned) unless the entire Term Loan Commitment and Revolving Credit Commitment of a Lender shall be assigned; (iv) such assignee shall have an office located in the United States, (v) an assignment (other than an assignment of 100% of its interest) by Issuing Bank shall not include any portion of the obligation to issue Letters of Credit, and (vi) no consent of the Borrower or Agent shall be required in connection with any assignment by a Lender to an affiliate thereof or to another Lender. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and a holder of such Notes and (B) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from that portion of its obligations under this Agreement applicable to the rights so assigned. Any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $3,000.

                 (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements most recently delivered pursuant to Section 8.6 or Section 9.1, as the case may be, and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
         (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of such Notes.

                 (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

                 (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to Borrower.

                 (e) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

                 (f) If, pursuant to this Section 14.1, any interest in this Agreement or any Note is transferred to any assignee Lender which is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Lender shall cause such assignee Lender, concurrently with the effectiveness of such transfer,
         (i) to represent to the assigning Lender (for the benefit of the assigning Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the assigning Lender with respect to any payments to be made to such assignee Lender in respect of the Loans and (ii) to furnish to the assigning Lender, the Agent and the Borrower such certificates, documents and other evidence as required to comply with Section 5.6(b) hereof, and the assignee Lender shall comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

         SECTION 14.2 PARTICIPATIONS. Each Lender may sell participations at its expense to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any Notes issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of $2,500,000 and shall include an allocable portion of such Lender's Participations, and (v) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of this Agreement which would (A) extend the maturity of any Note,
(B) reduce the interest rate hereunder, or (C) increase the Term Loan Commitment or the Revolving Credit

Commitment of the Lender granting the participation therein other than as permitted by Section 3.7, and (vi) the sale of any such participations which require Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.


                                   ARTICLE 15

                               GENERAL PROVISIONS

         SECTION 15.1 NOTICES. All notices shall be in writing, except as to telephonic notices expressly permitted or required herein, and written notices shall be delivered by hand delivery, telefacsimile, overnight courier or certified or registered mail. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against (except as to telephonic or telefacsimile notice) receipt therefor or, in the case of telex, verification by return) at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:



                 (a)      if to the Borrower:

                          BEC Group, Inc.
                          555 Theodore Fremd Avenue
                          Rye, New York 10580
                          Attention:  Mr. Ian G. H. Ashken
                          Telephone:  (914) 967-9400
                          Telefacsimile:  (914) 967-9405

                          with copies to:
                          Kane Kessler, P.C.
                          1350 Avenue of the Americas
                          New York, New York 10019
                          Attention:  Robert L. Lawrence, Esq.
                          Telephone:  (212) 541-6222
                          Telefacsimile:  (212) 245-3009

                 (b)      if to the Agent:

                          NationsBank, N.A.
                          Independence Center, NC1 001-15-04
                          15th Floor
                          Charlotte, North Carolina 28255
                          Attention:  Dana Weir, Agency Services
                          Telephone:  (704) 388-3917
                          Telefacsimile:  (704) 386-9923
                          with a copy to:
                          NationsBank, N.A.
                          Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention: Mr. Christopher C. Browder, Senior Vice President
                          Telephone:  (212) 407-5332
                          Telefacsimile:  (212) 751-6909

                 (c)      if to the Lenders:

                          At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         SECTION 15.2 SETOFF. The Borrower agrees that the Agent and each Lender shall have a Lien for all the Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent and each Lender at any time or times with or without prior notice to apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. Any Lender so applying such balances shall give notice of such application to the Borrower on the same day as, but not prior to, such application. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         SECTION 15.3 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of the Obligations remain outstanding or any Lender has any commitment hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement, the Notes and the other Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         SECTION 15.4 EXPENSES. The Borrower agrees (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of their counsel and any payments in indemnification (other than payments of indemnification arising directly as a result of the action or omission of any Lender) or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents and (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents.

         SECTION 15.5 AMENDMENTS. No amendment, modification or waiver of any provision of this Agreement or any of the Loan Documents and no consent by the Lenders to any departure therefrom by the Borrower shall be effective unless such amendment, modification, waiver or consent shall be in writing and signed by the Borrower and the Agent, but only upon having received the prior written consent of the Required Lenders, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that, no such amendment, modification, waiver or consent that:

                 (a)      changes, extends or waives any provision of Section
         13.10 or this Section 15.5, the amount of or the due date of any scheduled installment of or the rate of interest or determination of any fee payable on or in connection with any Obligation, changes the definition of Required Lenders, which permits an assignment by Borrower of its Obligations hereunder, which releases any material Guarantor or any material amount of all of the Collateral, which reduces the required consent of Lenders provided hereunder, which extends the Term Loan Termination Date or the Revolving

         Credit Termination Date or which increases or decreases the Term Loan Commitment or the Revolving Credit Commitment or the Letter of Credit Commitment of any Lender or which waives any condition to the making of any Loan shall be effective unless in writing and signed by each of the Lenders; or

                 (b) affects the rights, privileges, immunities or indemnities of the Agent shall be effective unless in writing and signed by the Agent.

No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         SECTION 15.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one copy of this Agreement containing all original, fully-executed counterpart signature pages.

         SECTION 15.7  TERMINATION.

                 (a) This Agreement, the Notes and each of the Loan Documents shall be terminated, ipso facto, in the event the Spinoff and Merger are not consummated on or before June 30, 1996.

                 (b) The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been Fully Satisfied. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been Fully Satisfied or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the

         Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment pursuant to the Loan Documents of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         SECTION 15.8 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Term Loan Commitments, the Revolving Credit Commitments and the Letter of Credit Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, any of the Loan Documents or the matters contemplated therein, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the gross negligence or willful misconduct of such Indemnified Party, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 15.9 HEADINGS AND REFERENCES. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement.

Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

         SECTION 15.10 SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         SECTION 15.11 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         SECTION 15.12 AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         SECTION 15.13 USURY SAVINGS CLAUSE. Anything in this Agreement or the Notes to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that a Lender's receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Borrower to such Lender on the earliest date or dates on which any interest is payable under this Agreement and on which the receipt thereof is permissible under the laws applicable to such Lender limiting rates of interest which may be charged or collected by such Lender. Such payment shall be made as additional interest for the month preceding such interest payment date. Such deferred payments shall not bear interest.

         SECTION 15.14  GOVERNING LAW; WAIVERS.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF EACH PARTY PROVIDED BY SECTION 15.1 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (d) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                        [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.




                                 BORROWER:
                                 --------

                                 BEC GROUP, INC.


                                 By:
                                    -----------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                 AGENT:
                                 -----

                                 NATIONSBANK, N.A., as Agent for the Lenders


                                 By:
                                    -----------------------------------------
                                    Name:  Christopher C. Browder
                                    Title: Senior Vice President





                                CREDIT AGREEMENT
                             Signature Page 1 of 4

                             LENDERS:
                             -------

                             NATIONSBANK, N.A.


                             By:
                                ------------------------------------------
                                Name:  Christopher C. Browder
                                Title: Senior Vice President

                             Lending Office:
                             NationsBank, N.A.
                             Independence Center
                             NC1 001-15-04
                                 15th Floor
                             Charlotte, North Carolina 28255
                             Attention:  Dana Weir,
                                         Agency Services
                             Telephone:      (704) 388-3917
                             Telefacsimile:  (704) 386-9923

                             Wire Transfer Instructions:
                             NationsBank, N.A.
                             Charlotte, North Carolina 28255
                             ABA No.:  053000196
                             Reference:  BEC Group, Inc.
                             Account No.:  136621-22506
                             Attention:  Corporate Credit Support





                                CREDIT AGREEMENT
                             Signature Page 2 of 4

                                    EUROPEAN AMERICAN BANK


                                    By:
                                       ---------------------------------------
                                       Name:  Brian A. Foster
                                       Title: Vice President

                                    Lending Office:
                                    European American Bank
                                    335 Madison Avenue
                                    17th Floor
                                    New York, New York 10017
                                    Attention:  Angie M. Marrano,
                                                Administrative Assistant
                                    Telephone:     (212) 503-2553
                                    Telefacsimile: (212) 503-2667

                                    Wire Transfer Instructions:

                                    European American Bank
                                    One EAB Plaza
                                    Uniondale, New York 11555
                                    ABA No.:  021 001 486
                                    Reference:  BEC Group, Inc.
                                    Account No.:  K890222220





                                CREDIT AGREEMENT
                             Signature Page 3 of 4

                                   NATIONAL CITY BANK, KENTUCKY


                                   By:
                                      -----------------------------------------
                                      Name:  Don R. Pullen
                                      Title: Vice President

                                   Lending Office:
                                   National City Bank, Kentucky
                                   101 South Fifth Street
                                   Louisville, Kentucky 40202
                                   P.O. Box 36000 (40233)
                                   Attention:  Don R. Pullen
                                               Southern Banking,
                                               31-T 07 D
                                   Telephone:     (502) 581-6352
                                   Telefacsimile: (502) 581-5122

                                   Wire Transfer Instructions:

                                   National City Bank, Kentucky
                                   ABA No.:  083-000-056
                                   Reference:  BEC Group, Inc.
                                   Account No.:  ___________
                                   Attention:  Mary Vincent,
                                               Commercial Loan Ops.
                                   Telephone:  (502) 581-7769





                                CREDIT AGREEMENT
                             Signature Page 4 of 4

                                   EXHIBIT A

                       APPLICABLE COMMITMENT PERCENTAGES


                                                                     Revolving                  Total
                                           Term Loan                   Credit                   Credit
Lender                                     Commitment                Commitment               Commitment
- ------                                     -----------              ------------              -----------
NationsBank, N.A.                          $10,000,000               $15,000,000              $25,000,000

National City Bank,                        $ 6,000,000               $ 9,000,000              $15,000,000
  Kentucky

European American Bank                     $ 4,000,000               $ 6,000,000              $10,000,000

Total Credit Commitment
of all Lenders                                                                                $50,000,000

                                   EXHIBIT B

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                         DATED _______________, 19____

         Reference is made to the Credit Agreement dated as of April 3, 1996 (the "Agreement") among BEC Group, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, N.A., as Agent for the Lenders ("Agent"), whereby the Lenders have agreed to make certain term loan, revolving credit and letter of credit facilities available to the Borrower (the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

         ________________________(the "Assignor") and _________________________
_______________________________ (the "Assignee") agree as follows:


         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a _______% 1 interest in and to all of the Assignor's rights and obligations under each of the Agreements as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loans owing to, and Participations held by, the Assignor on the Effective Date, and the Notes held by the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, the aggregate outstanding principal amounts of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) are as follows: (A) $_____________ of the Term Loan, (B) $__________ of Revolving Loans, (C) the aggregate principal amount of Letters of Credit in which it is deemed to have a Participation under the Credit Agreement is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreements or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreements or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the





____________________

               1    Specify percentage in not less than 9 decimal points.

performance or observance by the Borrower of any of its obligations under the Agreements or any of the Loan Documents or any other instrument or document furnished pursuant thereto and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for (A) two Term Notes dated _____________, 19__, one in the principal amount of $________________
payable to the order of the Assignor, and one in the principal amount of $________________ payable to the order of the Assignee, (B) two Revolving Notes dated _____________, 19__, one in the principal amount of $________________
payable to the order of the Assignor, and one in the principal amount of $________________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreements, together with copies of the financial statements referred to in
Section 9.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreements; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreements are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5.      Upon such acceptance and recording, as of the Effective Date,
(i) the Assignee shall be a party to each of the Agreements and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under each of the Agreements.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreements and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreements and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of New York.

                                   [NAME OF ASSIGNOR]

                                   By:
                                      ----------------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                                   Notice Address:

                                   -------------------------------------------

                                   -------------------------------------------




          After the Effective Date:
          ------------------------         $
          Outstanding Term Loan:            ----------------------------------
          Outstanding Revolving Loans      $
                                            ----------------------------------
          Outstanding Participations in
           Letter of Credit Outstandings:  $
                                            ----------------------------------
                                   [NAME OF ASSIGNEE]

                                   By:
                                      ----------------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                                   Notice Address/Lending Office:

                                   -------------------------------------------

                                   -------------------------------------------
                                   Wire transfer Instructions:

                                   -------------------------------------------

                                   -------------------------------------------

          After the Effective Date:
          ------------------------         $
          Outstanding Term Loan:            ----------------------------------
          Outstanding Revolving Loans      $
                                            ----------------------------------
          Outstanding Participations in
           Letter of Credit Outstandings:  $
                                            ----------------------------------

                                   Accepted this ____ day of _______, 19___
                                   NationsBank, N.A., as Agent


                                   By:
                                      ----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

Consented to:

BEC Group, Inc.

By:
   --------------------------------------------
   Name:
        ---------------------------------------
   Title:
         --------------------------------------

                                   EXHIBIT C

                 FORM OF NOTICE OF APPOINTMENT (OR REVOCATION)
                          OF AUTHORIZED REPRESENTATIVE

         Reference is hereby made to the Credit Agreement dated as of April 3, 1996 (the "Agreement") among BEC Group, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         Appointment. The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                            Office                           Specimen Signature

- -----------------                    -------------------                     --------------------

- -----------------

- -----------------


- -----------------                    -------------------                     --------------------

- -----------------

- -----------------


- -----------------                    -------------------                     --------------------

- -----------------

- -----------------

         Revocation. Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 19__.

                               BEC Group, Inc.


                               By:
                                  --------------------------------------------
                                  Name:
                                       ----------------------------------
                                  Title:
                                        ---------------------------------

                                   EXHIBIT D

                            FORM OF BORROWING NOTICE


To:      NationsBank, N.A.,
                 as Agent
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Dana Weir, Agency Services

         Reference is hereby made to the Credit Agreement dated as of April 3, 1996 (the "Agreement") among BEC Group, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of borrowing given to the Agent by telephone at __________ __.m. on ____________, 19__ to the effect that Revolving Loans of the type and amount set forth below be made on the date indicated:

  Type of Loan                         Interest                Aggregate                Date of
   (check one)                         Period(1)               Amount(2)                Loan(3)
  ------------                         ---------               ---------                -------
Base Rate
 Loan _____

Eurodollar Rate
 Loan _____

- -----------------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.

(2) Must be $500,000 or a multiple of $500,000 in excess thereof for all Revolving Loans.

(3) At least three (3) Business Days later if a Eurodollar Rate Loan; may be same Business Day in case of a Base Rate Loan.

         The Borrower hereby requests that the proceeds of Revolving Loans described in this Borrowing Notice be made available to the Borrower as follows: [INSERT TRANSMITTAL INSTRUCTIONS].

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article 8 of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 8.4 and 8.5 of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 of the Agreement and references therein to Schedules 8.4 and 8.5 shall be deemed to refer to such Schedules as amended by Supplemental Schedules 8.4 and 8.5 attached hereto, and
(b) the reference to the financial statements in Section 8.6 of the Agreement are to those financial statements most recently delivered to you pursuant to
Section 9.1 of the Agreement; and

         3. After giving effect to Loans requested hereby, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings will not exceed the Total Revolving Credit Commitment.


                                BEC Group, Inc.


                                BY:
                                   --------------------------------------
                                   Authorized Representative

                           Supplemental Schedule 8.4

                                  Subsidiaries


         Schedule 8.4 of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.4 is necessary, indicate "Not Applicable"):

                           Supplemental Schedule 8.5

                          Investments in Other Persons


         Schedule 8.5 of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.5 is necessary, indicate "Not Applicable"):

                                   EXHIBIT E

                           FORM OF GUARANTY AGREEMENT

                                   EXHIBIT F

                     FORM OF INTEREST RATE SELECTION NOTICE

To:      NationsBank, N.A.,
           as Agent
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Dana Weir, Agency Services

         Reference is hereby made to the Credit Agreement dated as of April 3, 1996 (the "Credit Agreement") among BEC Group, Inc. (the "Borrower"), each of the Lenders (as defined in the Agreement) and NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of a selection of a type of Loan and Interest Period given to the Agent by telephone at __________ __.m. on _________________, 199__ to the
following effect in respect of Loans:

TERM LOAN SEGMENT

  Type of Loan                      Interest                                                Effective
  (Check One)                       Period(1)                  Amount(2)                    Date(3)
  -----------                       ------                     ------                       ------
Eurodollar Rate
Loan _____

Base Rate Loan _____

REVOLVING LOANS

  Type of Loan                      Interest                                                Effective
  (Check One)                       Period(1)                  Amount(2)                    Date(3)
  -----------                       ------                     ------                       ---------
Eurodollar Rate
Loan _____

Base Rate Loan _____

- -------------------------
         (1)     For any Eurodollar Rate Loan, one, two, three or six months.

         (2)     Must be $500,000 or a multiple of $500,000 in excess thereof.

         (3) At least three (3) Business Days after date of telephonic notice if a Eurodollar Rate Loan; may be same Business Day in case of a Base Rate Loan.

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article 8 of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 8.4 and 8.5 of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 of the Agreement and references therein to Schedules 8.4 and 8.5 shall be deemed to refer to such Schedules as amended by Supplemental Schedules 8.4 and 8.5 attached hereto and
(b) the reference to the financial statements in Section 8.6 of the Agreement are to those financial statements most recently delivered to you pursuant to
Section 9.1 of the Agreement; and

         3. After giving effect to Loans requested hereby, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings will not exceed the Total Revolving Credit Commitments.

                                BEC Group, Inc.


                                BY:
                                   -------------------------------------
                                   Authorized Representative

                           Supplemental Schedule 8.4

                                  Subsidiaries


         Schedule 8.4of the Agreement shall be amended hereby as follows (if no amendment to Schedule 8.4 is necessary, indicate "Not Applicable"):

                           Supplemental Schedule 8.5

                          Investments in Other Persons


         Schedule 8.5of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.5 is necessary, indicate "Not Applicable"):

                                   EXHIBIT G

                         FORM OF STOCK PLEDGE AGREEMENT

                                   EXHIBIT H

                                FORM OF MORTGAGE

                                  EXHIBIT I-1

                             FORM OF TERM LOAN NOTE

                                PROMISSORY NOTE
                                  (Term Loan)
               (1)
- ------------------
                                                    --------------, ------------

                                                                  March __, 1996

         FOR VALUE RECEIVED, BEC GROUP, INC., a Delaware corporation having its principal place of business located in Rye, New York (the "Borrower"), hereby promises to pay to the order of ___________________________________________________2 (the "Lender"), in its
individual capacity, at the office of NationsBank, N.A., as agent for the Lenders (the "Agent"), located at Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Credit Agreement dated as of April 3, 1996 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of [_________________________________]3 DOLLARS ($__________)1 or, if less than such principal amount, the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to the Credit Agreement, on the Term Loan Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.



- -------------------------------

1        Insert Lender's Term Loan Commitment in Arabic numerals.

2        Insert name of Lender in capital letters.

3        Insert Lender's Term Loan Credit Commitment in words.





                                     I-1-1

         This Note is one of the Term Notes in the aggregate principal amount of $20,000,000 referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees and disbursements, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security.
Protest,





                                     I-1-2
notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                     BEC GROUP, INC.

ATTEST:                              By:
                                        --------------------------------
By:                                  Name:
   -----------------------------          ------------------------------
                Secretary            Title:
   -------------                           -----------------------------




[SEAL]





                                     I-1-3

                                  EXHIBIT I-2

                         FORM OF REVOLVING CREDIT NOTE

                                PROMISSORY NOTE
                               (Revolving Loans)

_______________1
                                                          __________, __________

                                                                  March __, 1996


         FOR VALUE RECEIVED, BEC GROUP, INC., a Delaware corporation having its principal place of business located in Rye, New York (the "Borrower"), hereby promises to pay to the order of ___________________________________________________2 (the "Lender"), in its
individual capacity, at the office of NationsBank, N.A., as agent for the Lenders (the "Agent"), located at Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Credit Agreement dated as of April 3, 1996 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of [_________________________________]3 DOLLARS ($__________)1 or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.



- -------------------------------

1        Insert Lender's Revolving Credit Commitment in Arabic numerals.

2        Insert name of Lender in capital letters.

3        Insert Lender's Revolving Credit Commitment in words.





                                     I-2-1

         This Note is one of the Revolving Notes in the aggregate principal amount of $30,000,000 referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees and disbursements, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security.
Protest,





                                     I-2-2
notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                           BEC GROUP, INC.

ATTEST:                              By:
                                        --------------------------------
By:                                  Name:
   -----------------------------          ------------------------------
                Secretary            Title:
   -------------                           -----------------------------




[SEAL]




                                     I-2-3

                                   EXHIBIT J

                           FORM OF SECURITY AGREEMENT

                                   EXHIBIT K

                         FORM OF INTELLECTUAL PROPERTY
                               SECURITY AGREEMENT

                                   EXHIBIT L

                          FORM OF PARTNERSHIP INTEREST
                              ASSIGNMENT AGREEMENT

                                   EXHIBIT M

                                  UPFRONT FEES

         The Upfront Fee payable by the Borrower on the Closing Date to the Agent for the benefit of each Lender shall be equal to the sum of such Lender's Term Loan Commitment and Revolving Credit Commitment under the Agreement as in effect on the Closing Date multiplied by the Upfront Fee Percentage set forth below:


Sum of Term Loan Commitment and
Revolving Credit Commitment                Upfront Fee Percentage

less than $15,000,000                              .30%

equal to or greater than                           .40%
$15,000,000

                                   EXHIBIT N

                  FORMS OF OPINIONS OF COUNSEL TO THE BORROWER
                               AND THE GUARANTORS

               [Copy of Opinion delivered at Closing is attached]

                                   EXHIBIT O

                         FORM OF COMPLIANCE CERTIFICATE

                             As of __________, 19__

NationsBank, N.A., as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Telefacsimile:  (704) 386-9923
Attention:  Ms. Dana Weir, Agency Services


         Reference is hereby made to the Credit Agreement (Facility A) dated as of April 3, 1996 (the "Credit Agreement") among BEC Group, Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreement) and NationsBank, N.A., as Agent for the Lenders ("Agent") under the Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of the date set forth above (the "Fiscal Quarter End") as follows:

1.       Calculations:

         A.      Compliance with Section 11.1:  Consolidated Fixed Charge Ratio

                 1.       Consolidated EBITDA (sum of a, b,
                          c and d:                                                $
                                                                                   ----------
                          a.      Consolidated Net Income           $
                                                                     ----------------
                          b.      Consolidated Interest Expense     $
                                                                     ----------------
                          c.      Tax on Income                     $
                                                                     ----------------
                          d.      Depreciation and amortization     $
                                                                     ----------------

                 2.       Capital Expenditures                                    $
                                                                                   ----------
                 3.       Capital expenditures for Displays
                          in excess of $6,000,000 during
                          such period (without duplication
                          of Item 2)                                              $
                                                                                   ----------
                 4.       Depreciation of Displays for
                          for which the aggregate amount of
                          capital expenditures exceeded
                          $6,000,000 during such period                           $
                                                                                   ----------
                 5.       Difference of Item 1 less the sum
                          of Items 2, 3 and 4                                     $
                                                                                   ----------

                 4.       Consolidated Fixed Charges
                          (sum of a, b, c, d and e)                                               $
                                                                                                   ---------------

                          a.      Consolidated Interest Expense              $
                                                                              ----------------
                          b.      Principal amount of Consoli-
                                  dated Funded Indebtedness
                                  due and payable during
                                  period                                     $
                                                                              ----------------
                          c.      Dividends and distributions
                                  paid during such period                    $
                                                                              ----------------
                          d.      all payments under Capital
                                  Leases made during such
                                  period                                     $
                                                                              ----------------
                          e.      all state and Federal taxes
                                  paid in cash during such
                                  period                                     $
                                                                              ----------------


                 5.       Ratio of Item 3 to Item 4                                    to 1.00
                                                                              --------

         REQUIRED: FOR THE FOUR QUARTER PERIOD ENDING AT THE FISCAL QUARTER END DURING THE PERIOD SET FORTH BELOW, THE CONSOLIDATED FIXED CHARGE RATIO SHALL NOT BE LESS THAN THE RATIO SET FORTH OPPOSITE SUCH PERIOD:

                              Period                                  Ratio
                              ------                                  -----
                 Closing Date through June 30, 1997                 1.50 to 1.00
                 July 1, 1997 through June 30, 1998                 1.25 to 1.00
                 July 1, 1998 and thereafter                        1.50 to 1.00

         B. Compliance with Section 11.2: Consolidated Funded Indebtedness to Consolidated EBITDA

                 1.       Consolidated Funded Indebtedness                                $
                                                                                           ----------
                 2.       Consolidated EBITDA (sum of a, b,
                          c and d):                                                       $
                                                                                           ----------
                          a.      Consolidated Net Income           $
                                                                     ----------------
                          b.      Consolidated Interest Expense     $
                                                                     ----------------
                          c.      Tax on Income                     $
                                                                     ----------------
                          d.      Depreciation and amortization     $
                                                                     ----------------

                 3.       Ratio of Item 1 to Item 2                           to 1.00
                                                                     --------

         REQUIRED: FOR THE FOUR-QUARTER PERIOD ENDING AT THE FISCAL QUARTER END DURING THE PERIODS SET FORTH BELOW, THE RATIO OF CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA FOR SUCH FOUR-QUARTER PERIOD SHALL NOT BE EQUAL TO OR GREATER THAN THE RATIO SET FORTH OPPOSITE SUCH PERIOD:

                              Period                                     Ratio
                              ------                                     -----
                 Closing Date through June 30, 1997                  3.50 to 1.00
                 July 1, 1997 through September 30,
                   1999                                              3.25 to 1.00
                 October 1, 1999 and thereafter                      3.00 to 1.00



    C.      Consolidated Net Worth                                  $
                                                                     ----------------

         REQUIRED: CONSOLIDATED NET WORTH MUST BE AT LEAST AN AMOUNT EQUAL TO CONSOLIDATED NET WORTH ON THE CLOSING DATE LESS $9,000,000, AND WILL BE INCREASED AS OF THE FIRST DAY OF EACH FISCAL YEAR, BEGINNING WITH THE FISCAL YEAR ENDING DECEMBER 31, 1997 BY FIFTY PERCENT (50%) OF (A) CONSOLIDATED NET INCOME FOR THE IMMEDIATELY PRECEDING FISCAL YEAR AND
         (B) THE [NET PROCEEDS] OF ANY EQUITY OFFERING CONSUMMATED DURING THE IMMEDIATELY PRECEDING FISCAL YEAR; HOWEVER, IN NO EVENT SHALL THE CONSOLIDATED NET WORTH REQUIREMENT BE DECREASED AS A RESULT OF A NET LOSS OF THE BORROWER AND ITS SUBSIDIARIES (I.E., NEGATIVE CONSOLIDATED NET INCOME) FOR ANY FISCAL YEAR.

                 a.       Initial Consolidated Net                  $
                          Worth                                      -------------

                 b.       Consolidated Net Income
                          for preceding Fiscal Year                 $
                          (beginning FY 1996)                        -------------
                                                                    $
                 c.       Multiply Line (b.) by 50%                  -------------
                                                                    $
                 d.       Add Lines (a.) and (c.)                    -------------

                 e.       Consolidated Net Worth                    $
                          Requirement preceding year                 -------------

                 f.       New Consolidated Net Worth
                          Requirement (larger of Lines              $
                          e and f)                                   -------------

2.       No Default

         A.      During the fiscal quarter ended as of the date set forth
                 above, (a) no Default or Event of Default specified in Article 12 of the Credit Agreement has occurred or (b) the following Default or Event of Default has occurred:
                                                          ----------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

         B.      The Borrower proposes to take the following action with
                 respect to any such Default or Event of Default described
                 above:
                       ---------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                          (Note, if no Default or Event of Default has occurred, insert "Not Applicable").


         The undersigned Authorized Officer hereby certifies that the information set forth above is true, correct and complete as of the date hereof.


         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.


                                 BEC Group, Inc.


                                 ---------------------------------
                                 Authorized Officer

                                   EXHIBIT P

                            FORM OF LANDLORD WAIVER

                                   EXHIBIT Q

                            FORM OF LEASE ASSIGNMENT

                                   Schedule 1

                           Material Leased Facilities





                                     Sch-1

                                  Schedule 8.4

                                  Subsidiaries





                                     Sch-2

                                  Schedule 8.5

                              Ownership Interests





                                     Sch-3

                                  Schedule 8.6

                             Contingent Liabilities





                                     Sch-4

                                  Schedule 8.7

                                     Liens





                                     Sch-5

                                  Schedule 8.8

                                  Tax Matters





                                     Sch-6

                                 Schedule 8.10

                                   Litigation





                                     Sch-7

                                 Schedule 8.13

                             Intellectual Property





                                     Sch-8

                                 Schedule 8.15

                                    Consents





                                     Sch-9

                                 Schedule 8.16

                             Employee Benefit Plans





                                     Sch-10

                                 Schedule 8.18

                             Environmental Matters





                                     Sch-11

                                 Schedule 8.19

                               Employment Matters





                                     Sch-12

                                  Schedule 9.5

                                   Insurance





                                     Sch-13

                                 Schedule 10.1

                             Existing Indebtedness





                                     Sch-14

                                 Schedule 10.4

                           Mergers and Consolidations





                                     Sch-15

                                 Schedule 10.5

                          Transactions with Affiliates





                                     Sch-16

                                EXHIBIT 10.6(a)

                         SUBSIDIARY GUARANTY AGREEMENT

         THIS SUBSIDIARY GUARANTY AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of April 3, 1996, is made by EACH OF THE UNDERSIGNED DIRECT OR INDIRECT SUBSIDIARIES OF THE BORROWER (each a "Guarantor" and collectively the "Guarantors") to NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders now or hereafter party to the Credit Agreement (as defined below) (each a "Lender" and collectively the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to BEC Group, Inc. (the "Borrower") certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, the Guarantors are wholly-owned direct or indirect subsidiaries of the Borrower; and

         WHEREAS, the Guarantors will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement, and the Guarantors are willing to enter into this Guaranty to provide an inducement for the Lenders and the Agent to make loans and advances, and to issue letters of credit, thereunder;

         NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the Credit Agreement and to make loans and advances to the Borrower, and to issue letters of credit for the account of the Borrower, thereunder, and in consideration of the mutual covenants and agreements contained herein, each Guarantor agrees as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. GUARANTY. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent and the Lenders the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith. The Guarantors' obligations to the Agent and the Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of each Guarantor individually, with respect to the Guarantors' Obligations shall not exceed at any time the Maximum Amount (as hereinafter defined). The "Maximum Amount" means 95% of (i) the fair salable value of the assets of a Guarantor as of the date hereof minus (ii) the total liabilities of such Guarantor (including contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty and any other Loan Documents executed by such Guarantor) as of the date hereof; provided further, however, that if the calculation of the Maximum Amount in the manner provided above as of the date payment is required of such Guarantor pursuant to this Guaranty would result in a greater positive number, then the Maximum Amount shall be deemed to be such greater positive number.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities.

         3. PAYMENT. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any Default or Event of Default under the Credit Agreement that has not been cured or waived, then any or all of the Guarantors will, upon demand thereof by the Agent or its successors or assigns as of the date of the Agent's demand, fully pay to the Agent, for the benefit of the Lenders, subject to any restriction set forth in Section 2 hereof, an amount equal to all Guarantors' Obligations then due and owing.

         4. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         5. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Agent or any Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         6. EVENTS OF DEFAULT. In the event that (a) a Guarantor shall file a petition to take advantage of any insolvency statute; (b) a Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) a Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of a Guarantor or of the whole or substantially all of its properties, or approve a petition filed against a Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of a Guarantor or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of sixty (60) consecutive days; (e) there is commenced against a Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of sixty (60) consecutive days; (f) there shall occur an Event of Default under the Credit Agreement; or (g) any default shall occur in the payment of amounts due hereunder (each of the foregoing an "Event of Default" hereunder); then notwithstanding any collateral that the Lenders may possess from Borrower or such Guarantor or any other guarantor of the Borrower's Liabilities, or any other party, at the Agent's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantors' Obligations shall immediately become due and payable.

         7. SUITS. Each Guarantor from time to time shall pay to the Agent for the benefit of the Lenders, on demand, at the Agent's place of business set forth in the Credit Agreement, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent or the Lenders or any of them may proceed to suit against such Guarantor. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any Guarantor, whether or not suit has been commenced against the Borrower, any other Guarantor or any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Agent or any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

         8. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against the Agent and the Lenders as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which each Guarantor may now or at any time hereafter have against the Borrower, the Agent or the Lenders, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Agent or any Lender employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by such Guarantor to the Agent, for the benefit of the Lenders, on demand.

         9.      WAIVER; SUBROGATION.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Agent, the Lenders or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents; (iv) presentment, demand, default, non-payment, partial payment and protest; (v) the Agent or the Lenders heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Agent or the Lenders heretofore, now or at any time hereafter accepting from the Borrower or any other person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Agent and each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Agent and each Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Lenders upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof. Neither the Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Agent's or any Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 9.

         (c) Each Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until such time as all of the Borrower's Obligations are Fully Satisfied.

         10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date of the initial Advance under the Credit Agreement and shall continue in full force and effect until the Borrower's Obligations are Fully Satisfied. The Agent shall give each Guarantor written notice of such termination in accordance with Section 17 hereof. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Agent and the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Agent and the Lenders may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent or any Lender by written notice directed to such Guarantor.

         11. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Agent for the benefit of the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, in each case, which violation or breach could reasonably be expected to have a Material Adverse Effect.

         12. EXPENSES. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Agent in connection with the enforcement of this Guaranty Agreement.

         13. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Agent under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         14. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         15. RELIANCE. Each Guarantor represents and warrants to the Agent, for the benefit of the Agent and the Lenders, that: (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) such Guarantor is not relying on the Agent or any Lender, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Agent or any Lender, its or their employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Agent or any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

         16. TERMINATION. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Borrower's Obligations have been Fully Satisfied.

         17. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:


(a) if to the Borrower             c/o BEC Group, Inc.
    or any Guarantor:              555 Theodore Fremd Avenue
                                   Rye, New York 10580
                                   Attention:  Mr. Ian G.H. Ashken
                                   Telephone:  (914) 967-9400
                                   Telecopy:   (914) 967-9405

    with a copy to:                Kane Kessler, P.C.
                                   1350 Avenue of the Americas
                                   New York, New York 10019
                                   Attention:  Robert L. Lawrence, Esq.
                                   Telephone:  (212) 541-6222
                                        Telecopy:   (212) 245-3009

(b) if to the Agent:               NationsBank, N.A.
                                   Independence Center, 15th Floor
                                   NC1-001-15-04
                                   Charlotte, North Carolina 28255
                                   Attention:  Dana Weir, Agency Services
                                   Telephone:  (704) 388-3917
                                   Telecopy:   (704) 386-9923

    with a copy to:                NationsBank, N.A.
                                   Corporate Banking
                                   767 Fifth Avenue, 5th Floor
                                   New York, New York 10153-0083
                                   Attention:  Mr. Christopher C. Browder,
                                               Senior Vice President
                                   Telephone:  (212) 407-5332
                                   Telecopy:   (212) 751-6909


or to such other address as each party may designate for itself by like notice given in accordance with this Section 17.

         18.  GOVERNING LAW.

                 (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) AND IN ACCORDANCE WITH SECTION 17 HEREOF OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.


                              GUARANTORS:

                              BEC GROUP, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              BEC DISTRIBUTION, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              THE BONNEAU COMPANY


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              BONNEAU GENERAL, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              BONNEAU HOLDINGS, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              OPTI-RAY, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              O-RAY HOLDINGS, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------





                        SUBSIDIARY GUARANTY AGREEMENT

                            Signature Page 1 of 2

                              BOLLE AMERICA, INC.


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              OPTICAL RADIATION CORPORATION


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              ORC CARIBE


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              FOSTER GRANT GROUP, L.P.

                              By:     BONNEAU GENERAL, INC., a general
                                        partner
                                      BONNEAU HOLDINGS, INC., a limited
                                        partner
                                      O-RAY HOLDINGS, INC., a limited
                                        partner


                                      By:
                                          ----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                             -------------------------------


                              AGENT:

                              NATIONSBANK, N.A., as Agent for the Lenders


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------





                        SUBSIDIARY GUARANTY AGREEMENT

                            Signature Page 2 of 2

                                EXHIBIT 10.6(b)

           ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

         THIS ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (this "Agreement") is made as of this ___ day of _______, ____ by EACH OF THE UNDERSIGNED (each a "Grantor"), to NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to the parent corporation of each Grantor, BEC Group, Inc. (the "Borrower"), certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, each Grantor is a wholly-owned direct or indirect Subsidiary of the Borrower and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, each Grantor has entered into a Guaranty Agreement (the "Guaranty Agreement") dated as of April 3, 1996 pursuant to which each Guarantor has guaranteed payment and performance of the Borrower's Obligations under the Credit Agreement; and

         WHEREAS, each Grantor has entered into an Intellectual Property Security Agreement (the "IP Security Agreement") dated as of April 3, 1996 pursuant to which each Grantor has granted to the Agent for the benefit of the Lenders a security interest in the Marks, Copyrights, Licenses and Patents defined below in order to secured its obligations under the Guaranty Agreement; and

         WHEREAS, each Grantor (a) has adopted and used and is using the trademarks and service marks (the "Marks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on Annex I hereto (b) is the owner of and uses the copyrights, copyright registrations and pending registration applications set forth on Annex II hereto (the "Copyrights"), (c) is a party to and has rights under the licenses and license agreements listed on Annex III hereto (the "Licenses") and (d) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex IV hereto (the "Patents" and together with the Marks, the Copyrights and the Licenses, the "Collateral"); and

         WHEREAS, the Agent for the benefit of the Lenders desires to acquire the Marks, the Copyrights, the Licenses and the Patents and the registrations thereof and registration applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Agent all right, title and interest in and to the Marks, Copyrights, Licenses and Patents, together with (i) the registrations of and registration applications therefor, as applicable, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof,
(iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks, Copyrights, Patents or the registrations thereof or such associated goodwill, and (iv) all rights of each Grantor to enforce all Licenses.

         Each Grantor hereby grants to the Agent, for the benefit of the Lenders, and notice is hereby given that each Grantor has granted to the Agent, for the benefit of the Lenders and the Agent, a first priority security interest in the Collateral to secure the payment and performance in full of all of the obligations of each Grantor under the Guaranty Agreement.

         This Assignment is intended to and shall take effect as a sealed instrument at such time as the Agent shall complete this instrument by signing its acceptance of this Assignment below.

                           [Signature page follows.]

         IN WITNESS WHEREOF, each Grantor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this 3rd day of April, 1996.



                                BEC GROUP, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                BEC DISTRIBUTION, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                THE BONNEAU COMPANY


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                BONNEAU GENERAL, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                BONNEAU HOLDINGS, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                OPTI-RAY, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 1 of 3

                                O-RAY HOLDINGS, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                BOLLE AMERICA, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                OPTICAL RADIATION CORPORATION


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                ORC CARIBE


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                FOSTER GRANT GROUP, L.P.

                                By:     BONNEAU GENERAL, INC., a general
                                          partner
                                        BONNEAU HOLDINGS, INC., a limited
                                          partner
                                        O-RAY HOLDINGS, INC., a limited
                                          partner


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 2 of 3

         The foregoing assignment of the Patents, Trademarks, Copyrights and Licenses and the registrations thereof and registration applications therefor by the Assignee and the Agent is hereby accepted as of the 3rd day of April, 1996.


                                        NATIONSBANK, N.A., as Agent for the
                                        Lenders



                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 3 of 3

STATE OF NEW YORK                       )
                                        ) ss.
COUNTY OF _________________________     )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 3rd day of April, 1996, personally appeared ______________________________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ________________________________________ of
__________________________________________, and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.


                                        ________________________________________
                                        Notary Public
                                        My commission expires:

                                   ANNEX I

    Trademark                            Registrations
       or                    United States Patent and Trademark Office
  Service Mark              Registration No.          Registration Date
  ------------              ----------------          -----------------

             [List chronologically in ascending numerical order]



   Trademark                              Pending Applications
      or                        United States Patent and Trademark Office
  Service Mark                  Serial No.                     Filing Date
  ------------                  ----------                     -----------

             [List chronologically in ascending numerical order]

                                    ANNEX II

                                     Part I

                Copyrights Registered with U.S. Copyright Office
                ------------------------------------------------

                                           Copyright     Registration
         Title   [Author(s)]                Number          Date
         -----   -----------                ------          ----

                                    Part II

                           Copyrights Not Registered
                           -------------------------

                     Title                     [Author(s)]

                                   ANNEX III

                                    Licenses
                                    --------

                                    ANNEX IV

                                       Registrations
                           United States Patent and Trademark Office
  Patent                  Registration No.          Registration Date
  ------                  ----------------          -----------------


              [List chronologically in ascending numerical order]



                                       Pending Applications
                             United States Patent and Trademark Office
    Patent                      Serial No.            Filing Date
    ------                      ----------            -----------

              [List chronologically in ascending numerical order]

                                EXHIBIT 10.6(c)



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made this 3rd day of April, 1996 by EACH OF THE UNDERSIGNED DIRECT OR INDIRECT SUBSIDIARIES OF THE BORROWER (each a "Grantor" and collectively the "Grantors") in favor of NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders now or hereafter party to the Credit Agreement (as defined below) (the "Lenders" and collectively with the Agent the "Secured Parties"). All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide BEC Group, Inc. (the "Borrower") certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement");

         WHEREAS, each Grantor has entered into that certain Subsidiary Guaranty Agreement of even date herewith (the "Subsidiary Guaranty") pursuant to which it has jointly and severally guaranteed payment and performance of the Borrower's obligations under the Credit Agreement; and

         WHEREAS, each of the Grantors is, directly or indirectly, a wholly-owned Subsidiary of the Borrower; and

         WHEREAS, the Grantors will materially benefit from the Borrower and the Secured Parties entering into the Credit Agreement, the making of loans and advances to, and the issuance of letters of credit on behalf of, the Borrower as contemplated thereby; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Subsidiary Guaranty, each Grantor is willing to grant to the Agent for the benefit of the Secured Parties a security interest in the assets described herein; and

         WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Grantors enter into this Agreement;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. GRANT OF SECURITY. Each Grantor hereby grants and/or collaterally assigns to the Agent, for the benefit of the Secured Parties, a security interest in all of the following (collectively, the "Collateral"):

                 (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

                 (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, registration and application identified in Schedule II attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark (collectively, the "Trademarks");

                 (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on
         Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights");

                 (d) All license agreements regarding Patents, Trademarks or Copyrights with any other party, whether such Grantor is a licensor or licensee under any such license agreement (including without limitation the licenses listed on Schedule IV attached hereto and incorporated herein by reference), and the right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (collectively, the "Licenses")); and

                 (e)      all proceeds of any of the foregoing.

         In addition, each Grantor has executed in blank and delivered to the Agent an assignment of licenses and federally registered patents, trademarks and copyrights (the "IP Assignment") owned by it, if any, in substantially the form of Exhibit A hereto. Each Grantor hereby authorizes the Agent to complete as Assignee and record with the United States Patent and Trademark Office (the "PTO") and United States Copyright Office (the "Copyright Office") each IP Assignment upon the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement.

         SECTION 2. SECURITY FOR OBLIGATIONS. The security interests granted under this Agreement (the "Security Interests") by each Grantor secure the payment of all obligations of such Grantor under, in respect of or in connection with this Agreement, the Subsidiary Guaranty and each other Loan Document to which such Grantor is or becomes a party (all such obligations being the "Secured Obligations").

         The Security Interests granted by this Agreement are granted in conjunction with the security interests granted to the Agent, for the benefit of the Lenders, in other assets of each Grantor pursuant to the other Loan Documents.

         SECTION 3. COLLATERAL ASSIGNMENT. In addition to, and not in limitation of, the grant of a security interest in the Patents, Trademarks, Copyrights and Licenses in Section 1 above, each Grantor hereby grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of the Lenders, the Assignor's entire right, title and interest in and to the Patents, Trademarks, Copyrights and Licenses; provided, that such grant, assignment, transfer and conveyance shall become effective only at the election of the Agent after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement. The Grantor hereby agrees that after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement the use by the Agent of any of the Patents, Trademarks, Copyrights and Licenses shall be without any liability for royalties or other related charges from the Agent to any Grantor.

         SECTION 4.  FURTHER ASSURANCES.

                 (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the

         Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby, (ii) perfect the Agent's (for the benefit of the Lenders) Security Interest in and assign to the Agent, for the benefit of the Lenders, as security for the repayment and satisfaction of the Secured Obligations, all Collateral located in any foreign jurisdiction, and
         (iii) enable the Agent, for the benefit of the Lenders, to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file (with the appropriate governmental offices, authorities, agencies and regulatory bodies in the United States and any applicable foreign jurisdiction) such supplements to this Agreement and such financing or continuation statements, or amendments thereto, and such other instruments or notices, including executed IP Assignment, with the PTO and the Copyright Office, as may be necessary or desirable, or as the Agent, on behalf of the Lenders, may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby.

                 (b) Each Grantor hereby authorizes the Agent, on behalf of the Lenders, upon the occurrence and during the continuation of an Event of Default, to file, where permitted by law, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                 (c) Each Grantor will furnish to the Agent, on behalf of the Lenders, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent, on behalf of the Lenders, may reasonably request, all in reasonable detail.

                 (d) Each Grantor agrees that, should it have or obtain an ownership interest in any United States or foreign patent or patent application that is not now identified on Schedule I, any trademark or trademark application that is not now identified on Schedule II or any copyright or copyright application that is not now identified on
         Schedule III or any license agreement in respect of any patent, trademark or copyright that is not now identified on Schedule IV: (i) the provisions of this Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral; and (ii) such Grantor shall, within three months after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Agent and, (B) with respect to material Trademarks, cause such Trademarks to be properly registered with the PTO, (C) with respect to material copyrights, cause such copyrights to be registered with the United States Copyright Office and (D) with respect to patents and patent applications and trademarks and trademark applications, prepare, execute and file in the PTO or if appropriate in the equivalent agencies in any foreign jurisdiction, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Agent, on behalf of the Lenders, reasonably requests in order to perfect the Security Interest of the Agent, on behalf of the Lenders, therein. Each Grantor authorizes the Agent, on behalf of the Lenders, to execute and file such a document in the name of such Grantor if such Grantor fails to do so.

                 (e) Each Grantor agrees that should any of its Subsidiaries (other than a corporation which is a party hereto and whether now or hereafter existing) obtain any ownership interest in any United States or foreign patent or patent application, trademarks or trademark application, trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof, such Grantor shall either cause such corporation (i) to become a party to the Subsidiary Guaranty and a party hereto, or
         (ii) to transfer and assign all such corporation's ownership interests therein to such Grantor, whereupon the provisions of subsection (d) of this Section 8 shall be applicable thereto.

                 (f) To the extent necessary or economically desirable in the conduct of its business, each Grantor agrees: (i) to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral and to maintain each patent, trademark or copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings;
         (ii) to take corresponding steps with respect to material unpatented inventions on which such Grantor is now or hereafter becomes entitled to seek protection; (iii) to bear any expenses incurred in connection with such activities; and (iv) not to abandon any right to file a material patent application, or abandon any material pending application with respect to any of the Collateral, without the written consent of the Agent, which consent shall not be unreasonably withheld.

                 (g) No Grantor shall do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment (i) will not materially adversely affect the business, condition (financial or otherwise), operations, performance, or properties of such Grantor individually or of such Grantor and its Subsidiaries taken as a whole, and (ii) is in the ordinary course of such Grantor's business. Each Grantor agrees to notify the Agent promptly and in writing if it learns that any of the Collateral may become abandoned or dedicated or of any adverse determination or any development (including without limitation the institution of any proceeding in the PTO, or in the equivalent agencies in any foreign jurisdiction, or any court) regarding any material part of the Collateral.

                 (h) In the event that any of the Collateral as to which it has granted the Security Interests is infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall, unless such Grantor shall reasonably determine that such Collateral would not reasonably be likely to, in the aggregate, be of material economic value to such Grantor, take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.

                 (i) Each Grantor agrees (i) to maintain the quality of any and all products in connection with which the Collateral is used, consistent with the quality standards established by such Grantor for said products as of the date of determination, and (ii) to provide the Agent, on behalf of the Lenders, at least quarterly, with a certificate of an officer of such Grantor certifying such Grantor's compliance with the foregoing subsections (a) through (i).

                 (j) Each Grantor agrees that it will promptly correct any defect or error that may be discovered in (i) this Agreement, (ii) any document executed pursuant hereto or (iii) the execution, acknowledgment or recordation thereof.

                 (k) Each Grantor shall continue to mark its products according to statute with the numbers of all appropriate Patents.

         SECTION 5. GENERAL REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                 (a) It has the unqualified right to enter into this Agreement and to perform its terms.

                 (b) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required either (i) for the grant by such Grantor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (ii) for the perfection of or the exercise by the Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for the filing of this Agreement with the United States Patent and Trademark Office and with the equivalent offices in any foreign jurisdiction with respect to each Trademark, and the filings required by the Uniform Commercial Code of the State in which such Grantor maintains its chief executive office, and except to the extent that the exercise of rights and remedies may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors rights generally or by general principles of equity.

                 (c) Set forth on Schedule IV is a list, which is complete and accurate in all material respects as of the date hereof, of Licenses of such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's commercial manufacturing operations or materially used in the selling or marketing of such Grantor's products, including the expiration date of such Licenses.

                 (d) Each License of such Grantor identified on Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid and enforceable. No action or proceeding is pending or threatened (i) seeking to limit, cancel or question the validity of the Collateral that would be reasonably likely, in the aggregate, to be of material economic value or (ii) which, if adversely determined, would have a material adverse effect on the value of the Collateral taken as a whole.

                 (e) It has notified the Agent in writing of all uses of any Patent, Trademark or Copyright, prior to such Grantor's use, of which such Grantor is aware, which would in the reasonable judgment of such Grantor lead to such item becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses that were not supported by the goodwill of the business connected with such item.

                 (f) It has not granted any release, covenant not to sue, or non-assertion assurance to any third person, nor allowed any shop right to arise with respect to any third person, with respect to any part of the Collateral that would be reasonably likely, in the aggregate, to be of material economic value.

                 (g) Its products have been marked as required by statute with respect to the Collateral.

                 (h) The actions contemplated under or in connection with the Loan Documents will not impair the legal right of such Grantor to use any of the Collateral.

                 (i) Except as disclosed to the Lenders in writing prior to the date of this Agreement, such Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other Person that would preclude such Grantor from publishing, distributing, marketing, selling, or using any product currently made by it, being made for it or sold or used by it, imported by it or exported by it, as the case may be, or to use any processes currently used by it (except, in each case, to the extent that such Grantor has granted an exclusive license to another Person), or materially interfere with the ability of such Grantor to carry on its business as currently carried on, and such Grantor has no knowledge of any claim to the contrary that is likely to be made.

                 (j) Such Grantor has used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under any Collateral, and has taken all steps necessary to ensure that all licensed users of any Collateral use such consistent standards of quality.

                 (k) No Subsidiaries and none of such Grantor's Subsidiaries (except to the extent that such Subsidiaries are also Grantors hereunder) has an ownership interest in any patents, patent applications, copyrights, copyright applications, trademark, trade name, trade dress, service marks, trademark or service mark registrations or any applications for trademark or service mark registration.

                 (l) No claim has been made (and, as to Collateral with respect to which such Grantor is a licensor, to the knowledge of such Grantor, no claim has been made against the third party licensee), and such Grantor has no knowledge of any claim that is likely to be made, that the use by such Grantor of any Collateral does or may violate the rights of any Person.

         SECTION 6. PATENT REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                 (a) It is the sole legal and beneficial owner of the Patents set forth opposite its name on Schedule I hereto, free and clear of any Lien, security interest, option, charge, pledge, assignment (whether conditional or not), or any other encumbrance except for the security interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV or the Permitted Liens or Liens granted to the predecessor in interest of the Agent pursuant to the Third Amended and Restated Intellectual Property Security Agreement dated as of March 6, 1995, which Liens are to be terminated effective as of the Funding Date ("Existing Bank Liens"), and no effective financing statement or other instrument similar in effect covering all or any part of such Collateral, except in connection with Existing Bank Liens, is on file in any recording office, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                 (b) Set forth on Schedule I is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Patents owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's commercial manufacturing operations or materially used in the selling or marketing of such Grantor's products.

                 (c) Each Patent of such grantor identified on Schedule I hereto is subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part, to the knowledge of such Grantor, is patentable, valid and enforceable and each of such Patent applications has been filed in conformity with applicable rules and procedures of the United States Patent and Trademark Office and of the equivalent agencies in each applicable foreign jurisdiction and will be diligently prosecuted in conformity therewith so as to not improperly become abandoned.

         SECTION 7. TRADEMARK REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                 (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Trademarks purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV or Permitted Liens or Existing Bank Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by such Grantor hereunder, except in connection with Existing Bank Liens, is on file in any recording office, including, without limitation, the United States Patent and Trademark Office and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                 (b) Set forth on Schedule II is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Trademarks owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's commercial manufacturing operations or materially used in the selling or marketing of such Grantor's products.

                 (c) Each Trademark of such Grantor identified on Schedule II is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         SECTION 8. COPYRIGHT REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                 (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Copyrights purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV and the Permitted Liens or Existing Bank Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by such Grantor hereunder, except in connection with Existing Bank Liens, is on file in any recording office, including, without limitation, the United States Patent and Trademark Office and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                 (b) Set forth on Schedule III is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Copyrights owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's commercial manufacturing operations or materially used in the selling or marketing of such Grantor's products.

                 (c) Each Copyright of such Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         SECTION 9.  TRANSFERS AND OTHER LIENS.   No Grantor shall:

                 (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted by the Credit Agreement, except that any Grantor may license the Collateral (i) in the ordinary course of such Grantor's business, provided that such license is necessary or desirable in the conduct of such Grantor's business, or (ii) in connection with a sale of assets in compliance with the Credit Agreement, provided that such license shall be on terms reasonably expected to maximize the gain to such Grantor resulting from the granting of such license. The Agent, for the benefit of the Lenders, shall execute any documents that such Grantor may reasonably request in order to permit the Grantor to exercise its right hereunder to license the Trademarks, provided that the Agent shall not be required to do anything that may, in the sole judgment of the Agent, adversely affect the validity of the Security Interests or the assignment of the Collateral located in any foreign jurisdiction;

                 (b) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the Security Interests created by this Agreement or other Permitted Liens; or

                 (c) take any other action in connection with any of the Collateral that would impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would impair the interest or rights of the Agent for the benefit of the Lenders.

         SECTION 10. AGENT APPOINTED ATTORNEY-IN-FACT. Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Acceleration Event (as hereinafter defined), each Grantor hereby irrevocably appoints the Agent, for the benefit of the Lenders, as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                 (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

                 (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent, for the benefit of the Lenders, with respect to any of the Collateral; and

                 (d) to execute, in connection with the sale provided for in Section 14, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

         For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         SECTION 11.  AGENT MAY PERFORM.

                 (a) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 15(b) to the fullest extent permitted by applicable law.

                 (b) The Agent or its designated representatives shall have the right to the extent reasonably requested and upon reasonable prior notice, at any reasonable time during normal business hours of such Grantors and from time to time, to inspect the Grantors' premises and to examine the Grantors' books, records and operations relating to the Collateral.

         SECTION 12. THE AGENT'S DUTIES. The powers conferred on the Agent, for the benefit of the Lenders, hereunder are solely to protect the interest of the Secured Parties in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Agent nor any Lender shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral. Each Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which such party accords its own property.

         SECTION 13. EVENTS OF DEFAULT. It is understood and agreed that, with respect to any Grantor, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder with respect to such Grantor and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of Default:

                 (a) an "Event of Default" or "Default" as defined in the Subsidiary Guaranty shall have occurred and be continuing with respect to such Grantor; or

                 (b) such Grantor shall have failed to pay the Agent all of the Guaranteed Obligations in accordance with, and as defined in, the Subsidiary Guaranty on the Business Day on which the Agent has demanded such payment in accordance with the terms of the Subsidiary Guaranty; or

                 (c) any material representation or warranty made by such Grantor herein, in the Subsidiary Guaranty or in any other Loan Document shall prove to have been false in any material respect when made; or

                 (d) any covenant made by such Grantor herein, in the Subsidiary Guaranty or in any other Loan Document is breached, violated, or not complied with and not cured, in the case of this Agreement (other than with respect to any breach or violation of or non-compliance with Section 4(g) or Section 9 hereof) within 30 days after notice thereof from the Agent and, in the case of the other Loan Documents, within any grace period applicable thereto, or if no grace period is applicable and default thereunder does not result immediately from such noncompliance, then not cured within 30 days after notice thereof from the Agent or the Lenders, and results in a material adverse effect on the Collateral of such Grantor taken as a whole or its availability or value taken as a whole; provided, however, any breach or violation of or non-compliance with Section 4(g) or Section 9 hereof shall immediately result in an Event of Default.

         SECTION 14. REMEDIES UPON ACCELERATION EVENT. If an Acceleration Event shall have occurred and be continuing:

                 (a) The Agent, for the benefit of the Lenders, may exercise in respect of the Collateral of any defaulting Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (the "UCC") and also may (i) exercise any and all rights and remedies of such Grantor under, in connection with, or otherwise in respect of, such Collateral, including the completion and filing of the Assignment of Marks, (ii) require such Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the documents embodying such Collateral as directed by the Agent and make it available to the Agent, for the benefit of the Lenders, at a place to be designated by the Agent that is reasonably convenient to both the Agent and such Grantor, (iii) occupy any premises owned or leased by such Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under applicable law, without obligation to such Grantor in respect of such occupation, (iv) license such Collateral or any part thereof, and (v) without notice except as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (b) All payments received by any defaulting Grantor under or in connection with any of such Collateral shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of such Grantor and shall be immediately paid over to the Agent, for the benefit of the Lenders, in the same form as so received (with any necessary endorsement).

                 (c) All payments made under or in connection with or otherwise in respect of the Collateral of any defaulting Grantor, and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of such Collateral may, in the discretion of the Agent, be held by the Agent, for the benefit of the Lenders, as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 15) for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent, for the benefit of the Lenders, and remaining after payment in full of all the Secured Obligations shall be paid over to the respective Grantors or to whosoever may be lawfully entitled to receive such surplus. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the UCC).

         SECTION 15.  INDEMNITY AND EXPENSES.

                 (a) Each Grantor agrees to indemnify the Agent, for the benefit of the Lenders, from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement that are incurred by the Agent (including without limitation enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

                 (b) Each Grantor will upon demand pay to the Agent, for the benefit of the Lenders, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Agent, for the benefit of the Lenders, may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

         SECTION 16. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties in the Security Interests granted hereunder, and each of the Secured Obligations, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Credit Agreement or any other Loan Document, including, but not limited to, (i) an increase or decrease in the Secured Obligations and
         (ii) an amendment of any Loan Document to permit the Agent or the Lenders or any one or more of them to extend further or additional credit to the Borrower in any form including credit by way of loan, purchase of assets, guarantee or otherwise, which credit shall thereupon be and become subject to the Credit Agreement and the other Loan Documents as a Secured Obligation;

                 (c) any taking and holding of collateral or guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments) for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), or any non-perfection of any collateral, or any consent to departure from any such guaranty (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments);

                 (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or the manner of sale of any collateral;

                 (e) any consent by the Secured Parties to the change, restructure or termination of the corporate structure or existence of the Borrower or any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof;

                 (f) any modification, compromise, settlement or release by the Secured Parties, by operation of law or otherwise, collection or other liquidation of the Secured Obligations or the liability of the Borrower, any Grantor or any guarantor of the Secured Obligations (including without limitation any guarantor under the Subsidiary Guaranty, other than the Grantor against which this Agreement is to be enforced), or of any collateral for the Secured Obligation (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), in whole or in part, and any refusal of payment by the Agent or any Lender in whole or in part, from any obligor or guarantor (including without limitation any guarantor under the Subsidiary Guaranty, other than the Grantor against which this Agreement is sought to be enforced) in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

                 (g) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrower, any guarantor (including without limitation any guarantor under the Subsidiary Guaranty) or a Grantor.

         The granting of a Security Interest in the Collateral shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower or any Grantor or otherwise, all as though such payment had not been made.

         SECTION 17. WAIVER. Each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that the Secured Parties protect, secure, perfect or insure any Security Interest or any Collateral subject thereto or exhaust any right or take any action against any Grantor or any other Person (including without limitation any guarantor under the Subsidiary Guaranty) or any collateral securing payment of the Secured Obligations (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments).

         SECTION 18. SUBROGATION. Prior to termination of this Agreement in accordance with the provisions of Section 21(c), no Grantor will exercise any rights that it may acquire by way of subrogation under this Agreement. If an amount shall be paid to such Grantor on account of such subrogation rights at any time prior to termination of this Agreement in accordance with the provisions of Section 21(c), such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent, for the benefit of the Lenders, to be credited and applied upon the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the Subsidiary Guaranty.

         SECTION 19.  AMENDMENTS, ETC.

                 (a) Except as provided in subsection (b) of this Section 18, no amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (b) Upon the execution and delivery by any Person of a supplement to this Agreement pursuant to which such Person agrees to become a party hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person or entity shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the schedules attached to each Intellectual Property Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III and IV hereto, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

                 (c) Any person that executes an Intellectual Property Security Agreement Supplement shall also execute and deliver such financing statements and all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to perfect and protect any Security Interest purported to be granted thereby.

         SECTION 20. ADDRESSES FOR NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing, (or, in the case of notice by telecopy (where receipt of such notice is verified by return), when received at such telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received) or, if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or, if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:


                 (a)      if to any Grantor:

                          c/o BEC Group, Inc.
                          555 Theodore Fremd Avenue
                          Rye, New York 10580
                          Attention:  Mr. Ian G.H. Ashken
                          Telephone:  (914) 967-9400
                          Telecopy:   (914) 967-9405

                          with a copy to:

                          Kane Kessler, P.C.
                          1350 Avenue of the Americas
                          New York, New York 10019
                          Attention:  Robert L. Lawrence, Esq.
                          Telephone:  (212) 541-6222
                          Telecopy:   (212) 245-3009

                 (b)      if to the Agent:

                          NationsBank, N.A.
                          Independence Center, 15th Floor
                          1-001-15-04
                          Charlotte, North Carolina 28255
                          Attention:  Angela Berry, Agency Services
                          Telephone:  (704) 386-8958
                          Telecopy:   (704) 386-9923

                          with a copy to:

                          NationsBank, N.A.
                          Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention:  Mr. Christopher C. Browder,
                                      Vice President
                          Telephone:  (212) 407-5332
                          Telecopy:   (212) 751-6909

         SECTION 21. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT; RELEASE OF COLLATERAL.

                 (a) This Agreement shall create a continuing Security Interest in the Collateral and shall (i) remain in full force and effect until terminated in accordance with the provisions of Section 21(c), (ii) be binding upon each Grantor, its successors and assigns, provided, however, no Grantor shall make any assignment hereof without the prior consent of the Agent, and (iii) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
         (iii), any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XIII thereof (concerning the Agent) and Section 15.1concerning assignments and participations.

                 (b) Except as permitted by the Credit Agreement, no Grantor shall sell, lease, transfer or otherwise dispose of any item of Collateral during the term of this Agreement without the prior written consent of the Agent to such sale, lease, transfer or other disposition.

                 (c) On the date when the Secured Obligations shall have been Fully Satisfied, the Collateral shall be automatically released from the Liens created hereby, all rights to the Collateral shall automatically revert to the Grantors, and this Agreement and all obligations of the Grantors hereunder shall terminate without delivery of any instrument or performance of any act by any party. Upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and the Lenders and execute and deliver to each Grantor such documents as it shall reasonably request to evidence such termination.

         SECTION 22. SWAP AGREEMENTS. All obligations of the Borrower under Swap Agreements shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

         SECTION 23. SEVERABILITY. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

         SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 25.  GOVERNING LAW.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 20, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (d) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT

         MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have duly executed this Intellectual Property Security Agreement on the day and year first written above.


                             GRANTORS:

                             BEC GROUP, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             BEC DISTRIBUTION, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             THE BONNEAU COMPANY


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             BONNEAU GENERAL, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             BONNEAU HOLDINGS, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------





                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                             Signature Page 1 of 3

                             OPTI-RAY, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             O-RAY HOLDINGS, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             BOLLE AMERICA, INC.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             OPTICAL RADIATION CORPORATION


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------


                             ORC CARIBE


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------





                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                             Signature Page 2 of 3

                             FOSTER GRANT GROUP, L.P.

                             By:     BONNEAU GENERAL, INC., a general
                                       partner
                                     BONNEAU HOLDINGS, INC., a limited
                                       partner
                                     O-RAY HOLDINGS, INC., a limited
                                       partner


                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------



                             AGENT:

                             NATIONSBANK, N.A., as Agent for the
                             Lenders


                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                   ----------------------------------------





                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                             Signature Page 3 of 3

STATE OF NEW YORK                       )
                                        ) ss.
COUNTY OF _________________________     )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 3rd day of April, 1996, personally appeared ______________________________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ________________________________________ of
__________________________________________, and that foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.


                                        ________________________________________
                                        Notary Public
                                        My commission expires: *

                                   SCHEDULE I

                        PATENTS AND PATENT APPLICATIONS

                                  SCHEDULE II

                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                  SCHEDULE III

                                   COPYRIGHTS

                                  SCHEDULE IV

                               LICENSE AGREEMENTS

                                   EXHIBIT A

           ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

         THIS ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (this "Agreement") is made as of this ___ day of _______, ____ by EACH OF THE UNDERSIGNED (each a "Grantor"), to NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to the parent corporation of each Grantor, BEC Group, Inc. (the "Borrower"), certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, each Grantor is a wholly-owned direct or indirect Subsidiary of the Borrower and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, each Grantor has entered into a Guaranty Agreement (the "Guaranty Agreement") dated as of April 3, 1996 pursuant to which each Guarantor has guaranteed payment and performance of the Borrower's Obligations under the Credit Agreement; and

         WHEREAS, each Grantor has entered into an Intellectual Property Security Agreement (the "IP Security Agreement") dated as of April 3, 1996 pursuant to which each Grantor has granted to the Agent for the benefit of the Lenders a security interest in the Marks, Copyrights, Licenses and Patents defined below in order to secured its obligations under the Guaranty Agreement; and

         WHEREAS, each Grantor (a) has adopted and used and is using the trademarks and service marks (the "Marks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on Annex I hereto (b) is the owner of and uses the copyrights, copyright registrations and pending registration applications set forth on Annex II hereto (the "Copyrights"), (c) is a party to and has rights under the licenses and license agreements listed on Annex III hereto (the "Licenses") and (d) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex IV hereto (the "Patents" and together with the Marks, the Copyrights and the Licenses, the "Collateral"); and

         WHEREAS, the Agent for the benefit of the Lenders desires to acquire the Marks, the Copyrights, the Licenses and the Patents and the registrations thereof and registration applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Agent all right, title and interest in and to the Marks, Copyrights, Licenses and Patents, together with (i) the registrations of and registration applications therefor, as applicable, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof,
(iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks, Copyrights, Patents or the registrations thereof or such associated goodwill, and (iv) all rights of each Grantor to enforce all Licenses.

         Each Grantor hereby grants to the Agent, for the benefit of the Lenders, and notice is hereby given that each Grantor has granted to the Agent, for the benefit of the Lenders and the Agent, a first priority security interest in the Collateral to secure the payment and performance in full of all of the obligations of each Grantor under the Guaranty Agreement.

         This Assignment is intended to and shall take effect as a sealed instrument at such time as the Agent shall complete this instrument by signing its acceptance of this Assignment below.

                           [Signature page follows.]

         IN WITNESS WHEREOF, each Grantor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this 3rd day of April, 1996.


                                BEC GROUP, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                BEC DISTRIBUTION, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                THE BONNEAU COMPANY


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                BONNEAU GENERAL, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                BONNEAU HOLDINGS, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                OPTI-RAY, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 1 of 3

                                O-RAY HOLDINGS, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                BOLLE AMERICA, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                OPTICAL RADIATION CORPORATION


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                ORC CARIBE


                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------


                                FOSTER GRANT GROUP, L.P.

                                By:     BONNEAU GENERAL, INC., a general
                                          partner
                                        BONNEAU HOLDINGS, INC., a limited
                                          partner
                                        O-RAY HOLDINGS, INC., a limited
                                          partner


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 2 of 3

         The foregoing assignment of the Trademarks, Copyrights and Licenses and the registrations thereof and registration applications therefor by the Assignee and the Agent is hereby accepted as of the 3rd day of April, 1996.


                                        NATIONSBANK, N.A., as Agent for the
                                        Lenders



                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------





               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                             Signature Page 3 of 3

STATE OF NEW YORK                       )
                                        ) ss.
COUNTY OF _________________________     )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 3rd day of April, 1996, personally appeared ______________________________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ________________________________________ of
__________________________________________, and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.


                                        ________________________________________
                                        Notary Public
                                        My commission expires:

                                    ANNEX I

     Trademark                           Registrations
        or                   United States Patent and Trademark Office
    Service Mark            Registration No.                   Registration Date
    ------------            ---------------                    -----------------


              [List chronologically in ascending numerical order]



     Trademark                            Pending Applications
        or                      United States Patent and Trademark Office
    Service Mark                Serial No.                     Filing Date
    ------------                ---------                      -----------


              [List chronologically in ascending numerical order]

                                    ANNEX II

                                     Part I

                Copyrights Registered with U.S. Copyright Office
                ------------------------------------------------

                                          Copyright         Registration
         Title   [Author(s)]                Number             Date
         -----   -----------                ------             ----


                                    Part II

                           Copyrights Not Registered
                           -------------------------

                 Title                             [Author(s)]
                 -----                             -----------

                                   ANNEX III

                                    Licenses

                                    ANNEX IV

                                         Registrations
                             United States Patent and Trademark Office
    Patent                  Registration No.          Registration Date
    ------                  ---------------           -----------------


              [List chronologically in ascending numerical order]



                                       Pending Applications
                             United States Patent and Trademark Office
    Patent                      Serial No.            Filing Date
    ------                      ---------             -----------


              [List chronologically in ascending numerical order]

                               EXHIBIT 10.6(d)

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 3rd day of April, 1996 by and between BEC GROUP, INC., a Delaware corporation (the "Borrower"), EACH OF THE UNDERSIGNED DIRECT OR INDIRECT SUBSIDIARIES OF THE BORROWER (each a "Pledgor" and collectively with the Borrower, the "Pledgors") and NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreements (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to the Borrower certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, each Pledgor desires to pledge and grant to the Secured Parties to secure the payment and performance of the Borrower's Obligations under the Credit Agreement and each of the Guarantor's obligations under the Guaranty Agreement, as applicable, a security interest in all of the issued and outstanding shares of capital stock of each of its domestic Material Subsidiaries, and a security interest in 66-2/3% of all of the issued and outstanding shares of capital stock of each of its foreign Material Subsidiaries, all as identified on Schedule I hereto (the "Pledged Stock") (such subsidiaries are hereinafter referred to collectively as the "Material Subsidiaries"); and

         WHEREAS, each Pledgor will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1.      PLEDGE OF STOCK; OTHER COLLATERAL.

         (a) As collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of each Guarantor under the Guaranty Agreement and of all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), and subject to Section 10 hereof, each Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York

Uniform Commercial Code (the "UCC") a first priority security interest in (except for Liens granted to the predecessor in interest of the Agent pursuant to the Stock Pledge Agreement dated as of March 6, 1995, which liens are to be terminated effective as of the Funding Date ("Existing Bank Liens"), the Pledged Stock and all of the following:

                          (i) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by such Pledgor under the Credit Agreement; and

                          (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by such Pledgor under the Credit Agreement, are herein collectively referred to as the "Collateral." All of the Pledged Stock is currently owned by the respective Pledgors and represented by the stock certificates listed on
Schedule I hereto, which stock certificates, with stock powers duly executed in blank by Pledgor, are being delivered to the Agent simultaneously herewith.

         (b) The Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 19 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

         (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by each Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

         2. STATUS OF PLEDGED STOCK. Each Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (i) all of the shares of Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute all the issued and outstanding shares of capital stock of each of the domestic Material Subsidiaries and constitute 66-2/3% of all of the issued and outstanding shares of capital stock of each of the foreign Material Subsidiaries, (ii) each Pledgor is the registered and record and beneficial owner of its Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and applicable restrictions pursuant to federal and state securities laws, Permitted Liens and Existing Bank Liens), (iii) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof, and (iv) the pledge, assignment and delivery of its Pledged Stock to the Agent for the benefit of the Lenders pursuant to this Agreement creates a valid and perfected first priority security interest in such Pledged Stock (except for Existing Bank Liens), securing the payment of the Secured Obligations, assuming continuous and uninterrupted possession thereof by the Agent. Except as otherwise expressly provided herein or in the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason. Each Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause its Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with
Section 1 hereof and that it shall cause each of its Material Subsidiaries not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to the Borrower or another Guarantor who shall immediately pledge such additional capital stock to the Agent on substantially identical terms as are contained herein.

         3.      PRESERVATION AND PROTECTION OF COLLATERAL.

         (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

         (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a Consistent Basis. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

         4. DEFAULT. Should a Pledgor fail to pay the Agent all Secured Obligations as of the end of the Business Day on which such Secured Obligations become due and payable and after the expiration of all grace or cure periods, if any, and all extensions or waivers, if any, and should such failure continue, or should any other Event of Default set forth in the Credit Agreement occur and be continuing, or should such Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of a Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled
(i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

         5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as the Agent may determine and as permitted by applicable law and regulation. The Agent shall, upon satisfaction in full of all such Secured Obligations, pay any balance to Pledgors.

         6. PRESENTMENTS, ETC. The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.


         7. ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         8. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                 (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or of this Agreement.

         9. WAIVER BY A PLEDGOR. Each Pledgor waives (to the extent permitted by applicable law) any right to require any Secured Party or any other obligee of the Secured Obligations to (a) proceed against any Person or entity, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity. Until all Secured Obligations shall have been Fully Satisfied, no Pledgor shall have the right of subrogation, and each Pledgor waives any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. Each Pledgor authorizes any Secured Party and any other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         10.     DIVIDENDS AND VOTING RIGHTS.

         (a) All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder except for dividends permitted to be retained by such Pledgor under the Credit Agreement. So long as no Default or Event of Default shall have occurred and be continuing, any such dividends may be retained by such Pledgor free from any Liens hereunder. Following the occurrence and during the continuance of any Default or Event of Default, all dividends shall be promptly delivered to the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Secured Obligations hereby secured as they become due.

         (b) So long as no Default or Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

         (c) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Agent, all rights of a Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

         (d) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Agent, all rights of a Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Stock hereunder upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and each Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         11. POWER OF SALE. Until all Secured Obligations shall have been Fully Satisfied, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time irrespective of the fact that any such Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of a Pledgor may have ceased.

         12. OTHER RIGHTS. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

         13. FURTHER ASSURANCES. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. Each Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to any of such issuers or obligors.

         14. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Obligations.

         15. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         17. TERMINATION. This Agreement and all obligations of a Pledgor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Secured Obligations have been Fully Satisfied. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgors, deliver to each Pledgor the certificates evidencing their Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Stock), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

         18. INDEMNIFICATION. Each Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Pledgor has incurred any Secured Obligation (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations and termination or expiration of this Agreement.

         19. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:


                 (a)      if to any Pledgor:

                          c/o BEC Group, Inc.
                          555 Theodore Fremd Avenue, Suite B-302
                          Rye, New York 10580
                          Attention:  Mr. Ian G.H. Ashken

                          Telephone: (914) 967-9400
                          Telecopy:  (914) 967-9405

                          with a copy to:

                          Kane Kessler, P.C.
                          1350 Avenue of the Americas
                          New York, New York 10019
                          Attention:  Robert L. Lawrence, Esq.
                          Telephone:  (212) 541-6222
                          Telecopy:   (212) 245-3009

                 (b)      if to the Agent:

                          NationsBank, N.A.
                          Independence Center, 15th Floor
                          NC1-001-15-04
                          Charlotte, North Carolina 28255
                          Attention:  Dana Weir, Agency Services
                          Telephone:  (704) 388-3917
                          Telecopy:   (704) 386-9923

                          with a copy to:

                          NationsBank, N.A.
                          Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention:  Mr. Christopher C. Browder,
                                      Senior Vice President
                          Telephone:  (212) 407-5332
                          Telecopy:   (212) 751-6909


         20.     GOVERNING LAW; WAIVERS.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.



                                   PLEDGORS:

                                   BEC GROUP, INC.


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   THE BONNEAU COMPANY


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   OPTI-RAY, INC.


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   BOLLE AMERICA, INC.


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   OPTICAL RADIATION CORPORATION


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------





                                PLEDGE AGREEMENT
                             Signature Page 1 OF 3

                                   FOSTER GRANT GROUP, L.P.

                                   By:     BONNEAU GENERAL, INC., a general
                                             partner
                                           BONNEAU HOLDINGS, INC., a limited
                                             partner
                                           O-RAY HOLDINGS, INC., a limited
                                             partner


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------





                                PLEDGE AGREEMENT
                             Signature Page 2 OF 3

                                    AGENT:

                                    NATIONSBANK, N.A., as Agent for the
                                    Lenders


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------





                                PLEDGE AGREEMENT
                             Signature Page 3 OF 3

                                   SCHEDULE I


                                                  No. of        No. of          No. of         No. of       Certificate
                                                  Shares         Shares         Shares         Shares        Nos. for
Name of Subsidiary          Class of Stock       Authorized      Issued       Outstanding      Pledged      Pledged Shares
- ------------------          --------------       ----------      ------       -----------      -------      --------------

                               EXHIBIT 10.6(e)

                 COLLATERAL ASSIGNMENT OF PARTNERSHIP INTERESTS

         THIS COLLATERAL ASSIGNMENT OF PARTNERSHIP INTERESTS (the "Agreement") is made and entered into as of this 3rd day of April, 1996 by and between BONNEAU GENERAL, INC., a Delaware corporation ("Bonneau General"), BONNEAU HOLDINGS, INC., a Delaware corporation ("Bonneau Holdings") and O-RAY HOLDINGS, INC., a Delaware corporation ("O-Ray") (individually, a "Pledgor" and collectively, the "Pledgors"), and NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to BEC Group, Inc., a Delaware corporation of which the Pledgors are indirect wholly owned Subsidiaries (the "Borrower"), certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, each Pledgor is an indirect wholly owned Subsidiary of the Borrower and will materially benefit from the Borrower, the Agent and the Lenders entering into the Credit Agreement and the making of loans and advances to, and the issuance of letters of credit on behalf of, the Borrower contemplated thereby; and

         WHEREAS, each Pledgor has entered into a Guaranty Agreement (the "Guaranty Agreement") of even date herewith pursuant to which it has jointly and severally guaranteed payment and performance of the Borrower's Obligations under the Credit Agreement; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty Agreement, each Pledgor is willing to collaterally assign and pledge to, and grant to the Agent for the benefit of the Lenders a security interest in, all general and limited partnership interests, as applicable, and all other equity interests now or hereafter owned, of record or beneficially, by each of the Pledgors in Foster Grant Group, L.P. (the "Partnership") (collectively, the "Partnership Interests"); and

         WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless each Pledgor enters into this Agreement;

         NOW, THEREFORE, in order to induce the Lenders to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. COLLATERAL ASSIGNMENT AND PLEDGE OF PARTNERSHIP INTERESTS; OTHER COLLATERAL.

         (a) As collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of each Pledgor to the Secured Parties incurred pursuant to the Guaranty Agreement and to the other Loan Documents and pursuant to the terms hereof (collectively, the "Obligations"), and subject to Section 10 hereof, each Pledgor hereby collaterally assigns and pledges to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in (except for liens granted to the predecessor in interest of the Agent pursuant to the Collateral Assignment of Partnership Interest dated as of March 6, 1995, which liens are to be terminated effective as of the Funding Date ("Existing Bank Liens")), the Partnership Interests and all of the following:

                          (i) all cash, securities, rights (including without limitation any and all rights to subscribe to additional Partnership Interests), and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Partnership Interests, other than such as are permitted to be retained by the Pledgors under the Credit Agreement; and

                          (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing and all certificates and instruments representing or evidencing any Partnership Interests or such other property.

All such Partnership Interests, certificates, instruments, cash, securities, interest, distributions, rights and other property referred to in this Section 1, other than distributions that are permitted to be retained by the Pledgors under the Credit Agreement, are herein collectively referred to as the "Collateral." All of the Partnership Interests currently owned by the Pledgors are listed on Schedule I hereto.

         (b) Each Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 20 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

         (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this

Agreement, or in the enforcement thereof, shall become a part of the Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by the Pledgors immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

         2. STATUS OF PARTNERSHIP INTERESTS. Each Pledgor hereby represents and warrants to the Secured Parties that the Partnership Interests are validly issued and outstanding, that such Pledgor is the registered and absolute record and beneficial owner of the Partnership Interests, free and clear of all liens, charges, equities, encumbrances and restrictions on pledge or transfer thereof (other than the pledge hereunder and applicable restrictions under federal and state securities laws and except for Existing Bank Liens), that it has the full power and authority to pledge the Partnership Interests to the Secured Parties pursuant to this Agreement, and that the Partnership Interests constitute all of the equity interests or securities of the Partnership now owned, beneficially or of record, by such Pledgor. Except as otherwise expressly provided herein or in the Credit Agreement, none of the Partnership Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason so long as this Agreement is in effect. Each Pledgor covenants with the Lenders that it shall at all times cause the Partnership Interests to be and remain uncertificated, and in the event, notwithstanding the foregoing, the Partnership Interests or any of them are certificated, to deliver such certificates promptly to the Agent together with such instruments of assignment and transfer duly executed in blank by such Pledgor as the Agent shall request.

         3.      PRESERVATION AND PROTECTION OF COLLATERAL.

         (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

         (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a Consistent Basis. Upon the failure of such Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

         4. DEFAULT. SHOULD ANY PLEDGOR FAIL TO PAY THE AGENT ALL OBLIGATIONS AS OF THE END OF THE BUSINESS DAY ON WHICH SUCH OBLIGATIONS BECOME DUE AND PAYABLE AND AFTER THE EXPIRATION OF ALL GRACE OR CURE PERIODS, IF ANY, AND ALL EXTENSIONS OR WAIVERS, IF ANY, AND SHOULD SUCH FAILURE CONTINUE, or should any other Event of Default set forth in the Guaranty Agreement occur and be continuing, or should any Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Each Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market does not exist for the Partnership Interests and agrees and acknowledges that the Partnership Interests may be sold for an amount less than a pro rata share of the fair market value of the Partnership's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

         5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Obligations or any part thereof, all in such order and manner as the Agent may determine and as permitted by applicable law and regulation. The Agent shall, upon satisfaction in full of all such Obligations, pay any balance to the Pledgors.

         6. PRESENTMENTS, ETC. The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Obligations secured hereunder.

         7. ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         8. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Obligations;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Obligations;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                 (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement.

         9. WAIVER BY PLEDGOR. Each Pledgor waives (to the extent permitted by applicable law) any right to require any Secured Party or any
other obligee of the Obligations to         (a) proceed against any Person or
entity, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity. Until all Obligations shall have been Fully Satisfied, each Pledgor shall have no right of subrogation, and each Pledgor waives any right to enforce any remedy which any Secured Party or any other obligee of the Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. Each Pledgor authorizes any Secured Party and any other obligee of the Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to any Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         10.     DIVIDENDS AND VOTING RIGHTS.

         (a) All distributions with respect to the Partnership Interests shall be subject to the pledge hereunder, except for distributions that are permitted to be retained by the Pledgors under the Credit Agreement. So long as no Event of Default shall have occurred and be continuing, any such distributions permitted to be retained under the Credit Agreement may be retained by Pledgors free from any Liens hereunder. Following the occurrence and during the continuance of any Event of Default, all distributions shall be promptly delivered to the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any certificate of partnership interest or other security or negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Obligations hereby secured as they become due.

         (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of the Pledgors shall not be changed and the Pledgors shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

         (c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of each of the Pledgors to receive and retain distributions upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

         (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a holder with respect to the Partnership Interests and as a partner, either general or limited, as applicable, of the Partnership upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and each Pledgor hereby agrees to provide such further proxies as the Agent may request consistent with the terms hereof; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         11. POWER OF SALE. Until all Obligations shall have been Fully Satisfied, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time irrespective of the fact that any such Obligations or any part thereof may have become barred by any statute of limitations or that the liability of any Pledgor may have ceased.

         12. OTHER RIGHTS. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

         13. FURTHER ASSURANCES. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. Each Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to any of such issuers or obligors.

         14. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Obligations.

         15. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         17. TERMINATION. This Agreement and all obligations of the Pledgor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Obligations have been Fully Satisfied. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgors, deliver to the Pledgors any property received as a distribution or otherwise in respect of the Partnership Interests, together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

         18. INDEMNIFICATION. Each Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Pledgor has incurred any Obligation (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that such Pledgor shall have no obligation hereunder with respect to indemnified liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Obligations and termination or expiration of this Agreement.

         19. SWAP AGREEMENTS. All obligations of the Borrower under Swap Agreements shall be deemed to be Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

         20. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

                 (a)      if to any Pledgor:

                          c/o BEC Group, Inc.
                          555 Theodore Fremd Avenue
                          Rye, New York 10580
                          Attention:  Mr. Ian G.H. Ashken
                          Telephone:  (914) 967-9400
                          Telecopy:   (914) 967-9405

                          with a copy to:

                          Kane Kessler, P.C.
                          1350 Avenue of the Americas
                          New York, New York 10019
                          Attention:  Robert L. Lawrence, Esq.
                          Telephone:  (212) 541-6222
                          Telecopy:   (212) 245-3009

                 (b)      if to the Agent:

                          NationsBank, N.A.
                          Independence Center, NC1-001-15-04
                          15th Floor
                          Charlotte, North Carolina 28255
                          Attention:  Dana Weir, Agency Services
                          Telephone:  (704) 388-3917
                          Telecopy:   (704) 386-9923

                          with a copy to:

                          NationsBank, N.A.
                          Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention:  Mr. Christopher C. Browder, Vice
                          President
                          Telephone:  (212) 407-5332
                          Telecopy:   (212) 751-6909

         21. REGISTRATION OF PLEDGE. Bonneau General, as the general partner of the Partnership, is and acts as the registrar of the Partnership for all purposes of the registration of ownership and transfers of interests in the Partnership Interests (the "Registrar"). The registration records of the Partnership maintained by and in the possession of the Registrar (the "Registration Books") are the only records maintained to evidence the ownership and transfer of ownership or other interests, including security interests, in the Partnership Interests. There is no registration of record or to the knowledge of any Pledgor any claim with respect thereto, of any lien, security interest or other encumbrance or other interest or restriction of transfer on the Partnership Interests, other than the pledge and security interest in favor of the Secured Parties. The security interest granted in, and pledge and collateral assignment of, the Partnership Interests hereby in favor of the Secured Parties has been duly entered in the registration books maintained for such purpose by the Registrar and the Registrar has delivered to the Agent its Certificate, in the form of Exhibit A hereto, of even date herewith to such effect. The Registrar shall not cause, suffer or permit to occur any transfer of record of the Partnership Interests or any interest therein except in accordance with the prior written consent of the Agent. Upon receipt of written notice by the Agent that an Event of Default has occurred and that all or any part of the Partnership Interests or any interest therein have been sold, assigned or otherwise disposed of by the Secured Parties in accordance with the terms of this Agreement, and identifying the assignee(s) and interest(s) assigned, the Registrar shall forthwith cause the Partnership Interests to be reregistered as appropriate to duly reflect of record such transfers. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor registrar shall provide to the Agent its written irrevocable acknowledgement of and covenant to comply with the terms of this Section 21.

         22.  GOVERNING LAW; WAIVERS.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

         OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.


                                    BONNEAU GENERAL, INC.


                                    By:
                                       ----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                                    BONNEAU HOLDINGS, INC.


                                    By:
                                       ----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                                    O-RAY HOLDINGS, INC.


                                    By:
                                       ----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------





                 COLLATERAL ASSIGNMENT OF PARTNERSHIP INTERESTS

                             Signature Page 1 of 2

                                    NATIONSBANK, N.A., as Agent for the
                                    Lenders


                                    By:
                                       ----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------





                 COLLATERAL ASSIGNMENT OF PARTNERSHIP INTERESTS

                             Signature Page 2 of 2

                                   SCHEDULE I


                          Class or Type                Partnership                Partnership
     Name of             of Partnership                 Interests                  Interests
    Subsidiary              Interests                  Outstanding                  Pledged
    ----------              ---------                  -----------                  -------
 O-RAY                        L.P.                        100%                        35%

 BONNEAU                      L.P.                        100%                        64%
   HOLDINGS

 BONNEAU                      G.P.                        100%                         1%
   GENERAL

                      RECEIPT AND CERTIFICATE OF REGISTRAR


         The undersigned hereby certifies, acknowledges and agrees as follows to and with NationsBank, N.A., as Agent, in connection with that certain Collateral Assignment of Partnership Interests of even date herewith between Bonneau General, Inc., Bonneau Holdings, Inc., O-Ray Holdings, Inc. and the Agent (the "Agent"). All capitalized terms not defined herein shall have the definitions therein set forth.

         1. The undersigned is the duly authorized and acting Registrar and as such has sole custody of and is solely responsible for the Registration Books.

         2. The Pledgors are all of the general and limited partners of the Partnership and their interests in the Partnership (the "Partnership Interests") are reflected as such on the Registration Books. As of the date hereof, Schedule 1 hereto sets forth the Partnership Interests being all interests of all partners, general, special and limited, in the Partnership.

         3. The undersigned, by execution of this Certificate, acknowledges receipt of irrevocable instructions and direction from the Pledgors, acknowledged and agreed to by the Partnership, (i) to register on the Registration Books the lien in favor of the Secured Parties upon the Partnership Interests as a first priority security interest therein (the "Registered Lien"), and (ii) to otherwise fully comply with the other provisions herein contained. The execution of this Certificate by the Pledgors and the Partnership shall constitute such irrevocable instructions and direction.

         4. The Registered Lien on the Partnership Interests has been duly registered of record on the Registration Books. There is no registration of record of, or to the knowledge of the Registrar any claim with respect to, any lien or other interest or restriction of transfer on the Partnership Interests, other than Existing Bank Liens and the Registered Lien.

         5. The Registrar will not cause, suffer or permit to occur any transfer of record of (i) the Partnership Interests or any interest therein, or
(ii) any other interest in the Partnership the effect of which transfer would be to lessen the percentage interest in the Partnership of the Partnership Interests as specified in paragraph 2 above, except in accordance with the prior written consent, or as provided below at the direction, of the Agent.

         6. Upon receipt of written notice from the Agent that an Event of Default has occurred and that all or any part of the Partnership Interests or any interest therein has been sold, assigned or otherwise transferred by such holder pursuant to the Loan Documents, and identifying the assignee or assignees and the interest or interests assigned, the Registrar shall forthwith cause the Registration Books to be duly noted to reflect each of such transfers of record.

         7. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor Registrar shall provide to the Agent its written irrevocable acknowledgement of each of the above undertakings.

         This the ___ day of April, 1996.


                                REGISTRAR:


                                BONNEAU GENERAL, INC.

                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


ACKNOWLEDGED AND AGREED TO, THIS THE _____ DAY OF APRIL, 1996


                                BONNEAU GENERAL, INC.

                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                BONNEAU HOLDINGS, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                O-RAY HOLDINGS, INC.


                                By:
                                   -----------------------------------
                                Name:
                                     ---------------------------------
                                Title:
                                      --------------------------------


                                FOSTER GRANT GROUP, L.P.

                                By:     BONNEAU GENERAL, INC.,
                                         as general partner

                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------

                                   SCHEDULE 1

                      REGISTERED INTERESTS IN PARTNERSHIP

                               EXHIBIT 10.6(f)


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of this 3rd day of April, 1996 by BEC GROUP, INC., a Delaware corporation (the "Borrower") and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor" and collectively the "Guarantors" and together with the Borrower, the "Grantors"), and NATIONSBANK, N.A., a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide to the Borrower certain term loan, revolving credit and letter of credit facilities pursuant to the terms of that certain Credit Agreement among the Borrower, the Agent and the Lenders dated as of April 3, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, each Guarantor is a wholly-owned direct or indirect Subsidiary of the Borrower and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement, and each Guarantor is willing to enter into this Agreement to provide an inducement for the Lenders and the Agent to make loans and advances, and to issue letters of credit, thereunder; and

         WHEREAS, the Guarantors have entered into a Guaranty Agreement (the "Guaranty Agreement") of even date herewith pursuant to which each Guarantor has guaranteed payment and performance of the Borrower's Obligations under the Credit Agreement; and

         WHEREAS, as collateral security for payment and performance of each Guarantor's obligations under the Guaranty Agreement and the Borrower's Obligations under the Credit Agreement, as applicable, each Grantor is willing to grant to the Agent for the benefit of the Lenders a security interest in certain of its personal property and assets;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. As collateral security for the payment and satisfaction of all obligations and liabilities of each Guarantor under the Guaranty Agreement and all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), each Grantor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders and grants to the Agent for the benefit of the Lenders a continuing first priority security interest in and to all of the following property of such Grantor (except for liens granted to the predecessor in interest of the Agent pursuant to the Subsidiary Security Agreement dated March 6, 1995, which liens are to be terminated effective as of the Funding Date ("Existing Bank Liens")), whether now owned or existing or hereafter acquired or arising and wheresoever located:

                 (a) All accounts, accounts receivable, contracts, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations at any time owing to each Grantor arising out of goods sold or leased or for services rendered by such Grantor, the proceeds thereof and all of such Grantor's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Accounts");

                 (b) All inventory of each Grantor, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

                 (c) All goods of each Grantor, including without limitation, all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description now or hereafter owned by a Grantor or in which such Grantor may have or may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment");

                 (d) All general intangibles of each Grantor in which a Grantor now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "General Intangibles");

                 (e) All rights now or hereafter accruing to each Grantor under contracts, leases, agreements or other instruments to perform services, to hold and use land and facilities, and to enforce all rights thereunder (collectively referred to hereinafter as "Contract Rights");

                 (f) All books and records relating to any of the Collateral (as hereinafter defined) (including without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of each Grantor pertaining to any of the foregoing); and

                 (g) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral (as hereinafter defined).

         All of the property and interests in property described in subsections
(a) through (g) and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral."

         2. FINANCING STATEMENTS. At the time of execution of this Agreement, each Grantor shall have furnished the Agent with properly executed financing statements and assignments as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located, prepared and approved by the Agent in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Agent, for the benefit of the Lenders, shall have a duly perfected security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject only to Permitted Liens and Existing Bank Liens. Each Grantor shall execute as reasonably required by the Agent any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

         3. MAINTENANCE OF SECURITY INTEREST. Each Grantor will, from time to time, upon the request of the Agent, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Agent may reasonably request to carry out the terms of this Agreement or to protect or enforce the Agent's security interest in the Collateral.

         With respect to any and all Collateral to be secured and conveyed under this Agreement, each Grantor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Agent for the benefit of the Lenders, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Agent for the benefit of the Lenders.

         Each Grantor agrees to make appropriate entries upon its financial statements and books and records disclosing the Agent's (for the benefit of the Lenders) security interest granted hereunder.

         4. RECEIPT OF PAYMENT. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral consisting of monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Agent, for the benefit of the Lenders, and as the property of the Agent, for the benefit of the Lenders, separate from the funds of such Grantor, and no later than the first Business Day following the receipt thereof, such Grantor shall cause the same to be forwarded to the Agent for its custody and possession on behalf of the Lenders as additional Collateral.

         5. COLLECTIONS; AGENT'S RIGHT TO NOTIFY ACCOUNT DEBTORS AND TO ENDORSE A GRANTOR'S NAME. Each Grantor hereby authorizes the Agent, on behalf of the Lenders, at all times after the occurrence and during the continuation of an Event of Default (a) to open such Grantor's mail and collect any and all amounts due to such Grantor from Persons obligated on any Accounts ("Account Debtors"); (b) to take over such Grantor's post office boxes or make other arrangements as the Agent, on behalf of the Lenders, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Agent, on behalf of the Lenders, may designate; and (c) to notify any or all Account Debtors that the Accounts have been assigned to the Agent for the benefit of the Lenders and that Agent has a security interest therein for the benefit of the Lenders (provided that the Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government). Each Grantor at all times after the occurrence and during the continuation of an Acceleration Event (as hereinafter defined) irrevocably makes, constitutes and appoints the Agent, for the benefit of the Lenders, (and all Persons designated by the Agent for that purpose) as such Grantor's true and lawful attorney (and agent-in-fact) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to and/or proceeds of the Collateral which comes into the Agent's possession or Agent's control, and deposit the same to the account of the Agent, for the benefit of the Lenders, on account of the Secured Obligations. The Agent shall promptly furnish each Grantor with a copy of any such notice sent with respect to Accounts of such Grantor pursuant to clause (c) of this
Section 5 and each Grantor hereby agrees that any such notice, in the Agent's sole discretion, may be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Agent. For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         6. COVENANTS. Each Grantor covenants with the Agent that from and after the date of this Agreement until termination hereof in accordance with Section 26 hereof:

                 (a) INSPECTION. The Agent (by any of its officers, employees and agents), on behalf of the Lenders, shall have the right to the extent reasonably requested and upon reasonable prior notice, at any reasonable time or times during such Grantor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Account Debtors) and to verify with any Person other than Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral and such Account Debtors. Upon or after the occurrence and during the continuation of an Acceleration Event, the Agent may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's (for the benefit of the Lenders) interest. All expenses incurred by the Agent, on behalf of the Lenders, by reason of the employment of such custodian shall be paid by such Grantor, added to the Secured Obligations and secured by the Collateral.

                 (b) ASSIGNMENTS, RECORDS AND SCHEDULES OF ACCOUNTS. Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and from time to time at intervals designated by the Agent such Grantor shall provide the Agent with a schedule of Accounts in form and substance acceptable to the Agent describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Agent's security interest or other rights in and to any Accounts for the benefit of the Lenders. If requested by the Agent, each Grantor shall furnish the Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Agent shall request. No Grantor shall remove any Account Records or Account Documents or change its chief executive offices from the locations set forth in Exhibit A hereto without 30 days prior written notice to the Agent as provided in Section 20 hereof.

                 (c) NOTICE REGARDING DISPUTED ACCOUNTS. In the event any amounts due and owing in excess of $250,000 are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                 (d) VERIFICATION OF ACCOUNTS. If an Event of Default has occurred and is continuing, any of the Agent's officers, employees or agents shall have the right, at any reasonable time or times hereafter, to verify with Account Debtors the validity, amount or any other matter relating to any Accounts and, whether or not a Default or Event of Default has occurred, any of the Agent's officers, employees or agents shall have the right to verify the same with such Grantor.

                 (e) CHANGE OF TRADE STYLES. No Grantor shall change, amend, alter, terminate, or cease using its material trade names or styles under which it sells Inventory as of the date of this Agreement ("Trade Styles"), or use additional Trade Styles, without giving the Agent at least 30 days' prior written notice.

                 (f) SAFEKEEPING OF INVENTORY. Each Grantor shall be responsible for the safekeeping of its Inventory, and, subject to
         Section 16 hereof, in no event shall the Agent have any responsibility for:

                               (i) Any loss or damage to Inventory or destruction thereof occurring or arising in any manner or fashion from any cause;

                              (ii)         Any diminution in the value of
                 Inventory; or

                             (iii) Any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling Inventory.

                 (g) RECORDS AND SCHEDULES OF INVENTORY. Each Grantor shall keep correct and accurate records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Agent from time to time at reasonable intervals designated by the Agent, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory, no less than annually, and shall furnish to the Agent such other documents and reports as the Agent shall reasonably request with respect to the Inventory. No Grantor shall, other than in the ordinary course of business in connection with its sale, remove any material amount of Inventory from the locations set forth on Exhibit B hereto to a location not also set forth on Exhibit B hereto, each of such locations being owned by a Grantor unless otherwise indicated, without 30 days prior written notice to the Agent as provided in Section 20 hereof.

                 (h) RETURNS OF INVENTORY. If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $250,000 in the aggregate on any Account or Accounts of such Account Debtor, such Grantor shall notify the Agent of the same as soon as practicable.

                 (i) EVIDENCE OF OWNERSHIP OF EQUIPMENT. The Grantors, as soon as practicable following a request therefor by the Agent, shall deliver to the Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                 (j) RECORDS AND SCHEDULES OF EQUIPMENT. The Grantors shall maintain accurate, itemized records itemizing and describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter. No Grantor shall remove any material portion of the Equipment from the locations set forth in Exhibit C hereto to a location not also set forth on Exhibit C hereto without at least 30 days' prior written notice to the Agent as provided in Section 20 hereof.

                 (k) SALE OR MORTGAGE OF EQUIPMENT. Other than in the ordinary course of business with respect to disposition of obsolescent Equipment or replacement of Equipment with other Equipment performing similar functions and having similar or better utility and value, and except as permitted by the Credit Agreement prior to the occurrence and continuance of an Event of Default, no Grantor shall sell, exchange, lease, mortgage, encumber, pledge or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of the Agent.

                 (l) MAINTENANCE OF EQUIPMENT. Each Grantor shall keep and maintain its Equipment in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items to become a fixture to real property (unless such Grantor has granted the Agent for the benefit of the Lenders a lien on such real property) or accessions to other personal property.

         7. WARRANTIES AND REPRESENTATIONS REGARDING COLLATERAL GENERALLY. Each Grantor warrants and represents that it is and, except as permitted by the Credit Agreement, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens, claims, encumbrances and security interests other than the security interest in favor of the Agent for the benefit of the Lenders hereunder and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Secured Parties.

         8. ACCOUNT WARRANTIES AND REPRESENTATIONS. With respect to its Accounts, each Grantor warrants and represents to the Agent for the benefit of the Lenders that the Agent and each Lender may rely on all statements or representations made by such Grantor on or with respect to any Schedule of Accounts prepared and delivered by it and that all Account Records and Account Documents are located and shall be kept only at such Grantor's locations as set forth on Exhibit A attached hereto and incorporated herein by reference, provided that any Inventory may be relocated to any other location set forth on such Exhibit A, or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation, and, unless otherwise indicated in writing by such Grantor, that:

                 (a) They are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document;





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
                 (b) They cover bona fide sales and deliveries of Inventory usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business or as permitted by the Credit Agreement;

                 (c) The amounts of the face value shown on any Schedule of Accounts provided to the Agent and/or all invoices and statements delivered to the Agent, with respect to any Account, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $250,000 in the aggregate, or greater than $50,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto;

                 (d) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, and on all contracts, invoices and statements delivered to the Agent, with respect thereto;

                 (e) The goods or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Agent for the benefit of the Lenders and those removed or terminated prior to the date hereof and Permitted Liens;

                 (f) Its Accounts have not been pledged to any Person other than to the Agent, for the benefit of the Lenders, under this Agreement and will be owned by such Grantor free and clear of any Liens, claims, encumbrances or security interests except Permitted Liens;

                 (g) The Agent's security interest therein for the benefit of the Lenders will not be subject to any offset, deduction, counterclaim, Lien or other adverse condition, other than Permitted Liens; and

                 (h) The location of its chief executive office and any state in which it (i) has a place of business in only one county of such state or (ii) resides in such state (within the meaning of the applicable Uniform Commercial Code) but does not have any place of business in such state, is set forth on Exhibit A attached hereto and incorporated herein by reference and each Grantor shall deliver to the Agent not less than 30 days written notice prior to any change of such location or status of places of business or residency.

         9. INVENTORY WARRANTIES AND REPRESENTATIONS. With respect to its Inventory, each Grantor warrants and represents to the Agent for the benefit of the Lenders that (a) the Secured Parties may rely on all statements or representations made by such Grantor on or with respect to any Inventory, (b) all Inventory, other than Inventory consisting of samples utilized by salespeople or otherwise having a reasonable value of less than $15,000 in the aggregate for any location, is located and shall be kept only at such Grantor's locations as set forth on Exhibit B attached hereto and incorporated herein by reference, provided that any Inventory may be relocated to any other location set forth on such Exhibit B, or is Inventory in transit or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation and has provided to the Agent executed financing statements for such locations and (c) unless otherwise indicated in writing by such Grantor:

                 (i) None of its Inventory is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent, for the benefit of the Lenders, hereunder and Permitted Liens;

                 (ii) No Inventory of such Grantor that would reasonably be likely, in the aggregate, to be of material economic value is now, and shall not at any time or times hereafter be, stored with a bailee, warehouseman, or similar party without the Agent's prior written consent and, if the Agent gives such consent, such Grantor will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to the Agent, in form and substance reasonably acceptable to the Agent, warehouse receipts therefor in the Agent's name and take such other action and be party to such document as deemed necessary or prudent by the Agent to maintain the security interest of the Lenders in such Inventory;

                 (iii) No Inventory is under consignment to any Person, the value of which, when aggregated with all other Inventory under consignment of such Grantor and all other Material Subsidiaries, would exceed $500,000; and

                 (iv) No Inventory of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessee is set forth on Exhibit B hereto and such lessee waives its rights with respect to such Inventory in form and substance acceptable to the Agent





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         10.     EQUIPMENT REPRESENTATIONS AND WARRANTIES.  With respect to its
Equipment, each Grantor warrants and represents to the Agent for the benefit of the Lenders that the Secured Parties may rely on all statements or representations made by such Grantor on or with respect to any Equipment and that all Equipment is located and shall be kept only at such Grantor's locations set forth in Exhibit C hereto or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation and has provided to the Agent executed financing statements for such location and, unless otherwise indicated in writing by such Grantor, that:

                 (a) None of its Equipment is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent, for the benefit of the Lenders, hereunder and Permitted Liens;

                 (b) No Equipment of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessee is set forth on Exhibit C hereto and such lessee waives its rights with respect to such Equipment in form and substance acceptable to the Agent.

         11.     CASUALTY AND LIABILITY INSURANCE REQUIRED.

                 (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of any other covenant herein contained:

                            (i) casualty insurance on the Inventory and the Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire and lightning and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                           (ii) comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties) in amounts as shall be reasonably satisfactory to Agent;

                          (iii) liability insurance with respect to the operation of its facilities under the workers' compensation laws of the states in which such Collateral is located; and

                           (iv)   business interruption insurance.





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
                 (b) Each insurance policy obtained in satisfaction of the requirements of Section 11(a) hereof:

                            (i) may be provided by blanket policies now or hereafter maintained by each Grantor or its parent companies;

                           (ii) shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Agent;

                          (iii)   shall be in such form and have such
                 provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Agent;

                           (iv) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Agent, except for non- payment of premium, in which case such policies shall provide ten (10) days' prior written notice;

                            (v)   without limiting the generality of the
                 foregoing, all insurance policies where applicable under
                 Section 11(a)(i) carried on the Collateral shall name the Agent, for the benefit of the Lenders, as loss payee and a party insured thereunder in respect of any claim for payment in excess of $250,000.

                 (c) Prior to expiration of any such policy, such Grantor shall furnish the Agent with evidence satisfactory to the Agent that the policy or certificate has been renewed or replaced or is no longer required by this Agreement.

                 (d) Each Grantor hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent), for the benefit of the Lenders, effective upon the occurrence and during the continuance of an Acceleration Event, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

                 (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral





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
         in good repair and good operating condition, the Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Agent and shall be additional Secured Obligations secured by the Collateral.

                 (f) Each Grantor agrees that to the extent that it shall not carry insurance required by Section 11(a) hereof, it shall in the event of any loss or casualty pay promptly to the Agent, for the benefit of the Lenders, for application in accordance with the provisions of Section 11(h) hereof, such amount as would have been received as Net Proceeds (as hereinafter defined) by the Agent, for the benefit of the Lenders, under the provisions of Section 11(h) hereof had such insurance been carried to the extent required.

                 (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall be applied by such Grantor toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                 (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 11(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied as follows: (i) as long as no Event of Default shall have occurred and be continuing, after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of 30 days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Agent, for the benefit of the Lenders, as additional Collateral or
         (z) apply such Net Proceeds to the acquisition of tangible assets used or useful in the conduct of the business of such Grantor, subject to the provisions of this Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to its condition prior to damage or replaced with Collateral in a condition substantially similar to the condition of the Collateral so replaced prior to damage; and (ii) at all times during which an Event of Default shall have occurred and be continuing, after any loss under such insurance and payment of the proceeds of such insurance, such Grantor shall immediately deliver such Net Proceeds to such Agent, for the benefit of the Lenders, as additional Collateral.

                 (i) "Net Proceeds" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including attorneys' fees) incurred in the realization thereof.

                 (j) In case of any material damage to or destruction of all or any part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations. Each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance.

         12. EVENTS OF DEFAULT. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of Default: (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing; or (b) a Grantor shall have failed to pay the Agent, for the benefit of the Lenders, all of the Secured Obligations owed to it in accordance with the Guaranty Agreement or the Credit Agreement, as applicable, on the Business Day on which the Agent has demanded such payment; or (c) any representation or warranty made by a Grantor herein, in the Credit Agreement in the Guaranty Agreement or in any other existing or future agreement with any of the Secured Parties shall prove to have been false in any material respect when made; or (d) any covenant made by a Grantor herein (other than those covenants contained in Sections 6(a) hereof) or in the Guaranty Agreement (other than any covenant contained in Section 3 thereof) is breached, violated, or not complied with and not cured within 30 days after notice thereof from any of the Secured Parties; provided, however, that any breach, violation or non-compliance with any covenant contained in Section 6(a) hereof or Section 3 of the Guaranty Agreement shall immediately result in an Event of Default; or (e) any covenant made by a Grantor in any other Loan Document or any future agreement with any of the Secured Parties is breached, violated, or not complied with and not cured within any grace period applicable thereto, or if no grace period is applicable and default thereunder does not result immediately from such noncompliance, then not cured within 30 days after notice thereof from any of the Secured Parties, and results in a material adverse change to the Collateral taken as a whole or its value taken as a whole; or (f) any material uninsured damage to or loss, theft or destruction of any of the Collateral shall occur.

         13. RIGHTS AND REMEDIES UPON ACCELERATION EVENT. Upon and after an Acceleration Event, the Agent shall have the following rights and remedies on behalf of the Lenders in addition to any rights and remedies set forth elsewhere in this Agreement, all of which may be exercised with or without notice to a Grantor:

                 (a) All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Guaranty Agreement or any other Loan Document;

                 (b) The right to foreclose the Liens and security instruments created under this Agreement by any available judicial procedure or without judicial process;

                 (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order effectively to collect or liquidate the Collateral, and/or (ii) require such Grantor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties;

                 (d) The right to (i) demand payment of the Accounts; (ii) enforce payment of the Accounts, by legal proceedings or otherwise;
         (iii) exercise all of a Grantor's rights and remedies with respect to the collection of the Accounts; (iv) settle, adjust, compromise, extend or renew the Accounts; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable;
         (vii) discharge and release the Accounts; (viii) take control, in any manner, of any item of payment or proceeds referred to in Section 4 above; (ix) prepare, file and sign a Grantor's name on a Proof of Claim in bankruptcy or similar document against any Account Debtor;
         (x) prepare, file and sign a Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; (xi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory;
         (xii) use a Grantor's stationery for verifications of the Accounts and notices thereof to Account Debtors; (xiii) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; and (xiv) do all acts and things and execute all documents necessary, in Agent's sole discretion, to collect the Accounts; and

                 (e) The right to sell, assign, lease or to otherwise dispose of all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Agent, in its sole discretion, may deem advisable. The Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and a Grantor's rights under any license and any franchise agreement shall inure to the Agent's benefit. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Agent shall have the right, but shall not be obligated to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Agent shall deem appropriate, but the Agent shall have the right to sell or dispose of the Collateral without such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein seven (7) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the Uniform Commercial Code). Each Grantor shall be liable to the Agent, for the benefit of the Lenders, and shall pay to the Agent, for the benefit of the Lenders, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. The Agent shall remit to such Grantor or other Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 26 hereof.

         14. ANTI-MARSHALLING PROVISIONS. The right is hereby given by each Grantor to the Agent, for the benefit of the Lenders, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Grantor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, for the benefit of the Lenders, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the benefit of the Lenders, in the manner herein provided. Each Grantor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         15. APPOINTMENT OF AGENT AS A GRANTOR'S LAWFUL ATTORNEY. Without limitation of any other provision of this Agreement, upon and after an Acceleration Event, each Grantor irrevocably designates, makes, constitutes and appoints the Agent(and all Persons designated by the Agent), for the benefit of the Lenders, as such Grantor's true and lawful attorney (and agent-in-fact) to take all actions and to do all things required to be taken or done by such Grantor under this Agreement. All acts of the Agent or its designee taken pursuant to this Section 15 are hereby ratified and confirmed and the Agent or its designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than as a result of its gross negligence or willful misconduct. This power, being coupled with





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an interest, is irrevocable by such Grantor until this Agreement has been terminated in accordance with Section 26 hereof.

         16. RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Agent, for the benefit of the Lenders, set forth in this Agreement is not intended to be exhaustive and the exercise by any Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between a Grantor and the Secured Parties or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. No course of dealing between a Grantor and the Agent or the Agent's agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. The Agent shall not have any liability for any error, omission or delay of any kind occurring in the handling or liquidation of the Collateral or for any damages resulting therefrom, other than as a result of its gross negligence or willful misconduct.

         17. SUPPLEMENTAL DOCUMENTATION. At the Agent's request, each Grantor shall execute and deliver to the Agent, at any time or times hereafter, all documents, instruments and other written matter that the Agent may request to perfect and maintain perfected the Agent's (for the benefit of the Lenders) security interest in the Collateral, in form and substance acceptable to the Agent, and pay all charges, expenses and fees the Agent may reasonably incur in filing any of such documents, and all taxes relating thereto. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Agent in any filing office.

         18. WAIVERS. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Agent unless expressly required by this Agreement.





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
         19. TRADE NAMES. Each Grantor represents that the only trade name(s) or style(s) used by such Grantor are as set forth on Exhibit D, next to the name of such Grantor.

         20. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:



(a)      if to any Grantor:     c/o BEC Group, Inc.
                                555 Theodore Fremd Avenue
                                Rye, New York 10580
                                Attention:  Mr. Ian G.H. Ashken
                                Telephone:  (914) 967-9400
                                Telecopy:   (914) 967-9405

         with a copy to:        Kane Kessler, P.C.
                                1350 Avenue of the Americas
                                New York, New York 10019
                                Attention:  Robert L. Lawrence, Esq.
                                Telephone:  (212) 541-6222
                                Telecopy:   (212) 245-3009

(b)      if to the Agent:       NationsBank, N.A.
                                Independence Center, 15th Floor
                                NC1-001-15-04
                                Charlotte, North Carolina 28255
                                Attention:  Dana Weir, Agency Services
                                Telephone:  (704) 388-3917
                                Telecopy:   (704) 386-9923

         with a copy to:        NationsBank, N.A.
                                Corporate Banking
                                767 Fifth Avenue, 5th Floor
                                New York, New York 10153-0083
                                Attention:  Mr. Christopher C. Browder,
                                            Senior Vice President
                                Telephone:  (212) 407-5332
                                Telecopy:   (212) 751-6909

or to such other address as each party may designate for itself by like notice given in accordance with this Section 20.

         21. DEFINITIONS. All terms used herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

         22. ENTIRE AGREEMENT. This Agreement, together with the Credit Agreement, the Guaranty Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

         23. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor, and the right, remedies, powers, and privileges of the Agent hereunder shall inure to the benefit of the successors and assigns of the Agent; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Agent.

         25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         26. TERMINATION; RELEASE. On the date when all of the Secured Obligations have been Fully Satisfied, this Agreement and all obligations of each Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the Liens created by this Agreement and all rights to such Collateral shall automatically revert to such Grantor. Notwithstanding the immediately preceding sentence, upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         27. SWAP AGREEMENTS. All obligations of the Borrower under Swap Agreements shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

         28.     GOVERNING LAW.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 20 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (d) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                        [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.


                               GRANTORS:

                               BEC GROUP, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               BEC DISTRIBUTION, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               THE BONNEAU COMPANY


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               BONNEAU GENERAL, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               BONNEAU HOLDINGS, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               OPTI-RAY, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------





                               SECURITY AGREEMENT

                             Signature Page 1 of 2

                               O-RAY HOLDINGS, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               BOLLE AMERICA, INC.


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               OPTICAL RADIATION CORPORATION


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               ORC CARIBE


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------

                               FOSTER GRANT GROUP, L.P.

                               By:     BONNEAU GENERAL, INC., a general
                                         partner
                                       BONNEAU HOLDINGS, INC., a limited
                                         partner
                                       O-RAY HOLDINGS, INC., a limited
                                         partner


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                               AGENT:

                               NATIONSBANK, N.A., as Agent for the Lenders


                               By:
                                  -------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                     ----------------------------------------





                               SECURITY AGREEMENT

                             Signature Page 2 of 2

                                   EXHIBIT A

                              Location of Accounts

                                   EXHIBIT B

                             Location of Inventory

                                   EXHIBIT C

                             Location of Equipment

                                   EXHIBIT D

                             Trade Names and Styles